     As filed with the Securities and Exchange Commission on July 27, 2006
                                                     1933 Act File No. 2-92915
                                                     1940 Act File No. 811-4096


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 41
                           AND REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 42


                         MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Susan S. Newton, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

       |_| immediately upon filing pursuant to paragraph (b)

       |X| on July 29, 2006 pursuant to paragraph (b)

       |_| 60 days after filing pursuant to paragraph (a)(i)
       |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii)
       |_| on [date] pursuant to paragraph (a)(ii) of rule 485

       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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

MASSACHUSETTS INVESTORS GROWTH STOCK FUND                      MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                                  MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                       MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                               MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                              MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                       MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                            MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                        MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                        MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                    MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                              MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                            MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                          MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                      MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                      MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                                MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                        MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                            MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                              MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                                  MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                               MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                        MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                           MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                            MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND                 MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                      MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                               MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                        MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                                AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                                   NY, NC, PA, SC, TN, VA, WV

                                         SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below.
 In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings as      14 days after month end
of each  month's end

Fund's full securities holdings as        29 days after month end
of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":

FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584
(GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. placeCo., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the placeplaceWalker action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants' motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                  THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

Class A Shares
Class B Shares
Class C Shares
-------------------------------------------------------------------------------

MFS(R) MUNICIPAL SERIES TRUST                                 PROSPECTUS 8/1/06


MFS ALABAMA MUNICIPAL BOND FUND

MFS ARKANSAS MUNICIPAL BOND FUND

MFS CALIFORNIA MUNICIPAL BOND FUND

MFS FLORIDA MUNICIPAL BOND FUND

MFS GEORGIA MUNICIPAL BOND FUND

MFS MARYLAND MUNICIPAL BOND FUND

MFS MASSACHUSETTS MUNICIPAL BOND FUND

MFS MISSISSIPPI MUNICIPAL BOND FUND

MFS NEW YORK MUNICIPAL BOND FUND

MFS NORTH CAROLINA MUNICIPAL BOND FUND

MFS PENNSYLVANIA MUNICIPAL BOND FUND

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

MFS TENNESSEE MUNICIPAL BOND FUND

MFS VIRGINIA MUNICIPAL BOND FUND

MFS WEST VIRGINIA MUNICIPAL BOND FUND

This Prospectus describes each of the funds listed above. The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
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RISK RETURN SUMMARY                                                         1
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BAR CHARTS AND PERFORMANCE TABLES
  1. MFS ALABAMA MUNICIPAL BOND FUND                                        8
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  2. MFS ARKANSAS MUNICIPAL BOND FUND                                      11
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  3. MFS CALIFORNIA MUNICIPAL BOND FUND                                    14
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  4. MFS FLORIDA MUNICIPAL BOND FUND                                       17
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  5. MFS GEORGIA MUNICIPAL BOND FUND                                       20
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  6. MFS MARYLAND MUNICIPAL BOND FUND                                      23
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  7. MFS MASSACHUSETTS MUNICIPAL BOND FUND                                 26
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  8. MFS MISSISSIPPI MUNICIPAL BOND FUND                                   29
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  9. MFS NEW YORK MUNICIPAL BOND FUND                                      32
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 10. MFS NORTH CAROLINA MUNICIPAL BOND FUND                                35
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 11. MFS PENNSYLVANIA MUNICIPAL BOND FUND                                  38
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 12. MFS SOUTH CAROLINA MUNICIPAL BOND FUND                                41
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 13. MFS TENNESSEE MUNICIPAL BOND FUND                                     44
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 14. MFS VIRGINIA MUNICIPAL BOND FUND                                      47
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 15. MFS WEST VIRGINIA MUNICIPAL BOND FUND                                 50
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EXPENSE SUMMARY                                                            53
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CERTAIN INVESTMENT STRATEGIES AND RISKS                                    61
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MANAGEMENT OF THE FUNDS                                                    62
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DESCRIPTION OF SHARE CLASSES                                               64
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HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                72
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OTHER INFORMATION                                                          81
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FINANCIAL HIGHLIGHTS                                                       89
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APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                             A1
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APPENDIX B-TAX EQUIVALENT YIELD TABLES                                     B1

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Each fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

    Each fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of the state to which its name refers. This policy may not be changed without shareholder approval. To meet its policy, a fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. A fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. Although each fund seeks to invest in municipal securities whose income is exempt from federal income tax and state personal income tax in its namesake state (and the Florida intangibles tax in the case of the Florida fund), the interest on certain of these municipal securities may be subject to alternative minimum tax. In pursuing its investment policies, each fund may invest in securities of issuers located outside of the fund's named state. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all its assets in the types of securities described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income tax but are subject to personal income tax in the fund's namesake state. Under normal market conditions, each fund will invest substantially all of its assets in:

        (i) municipal securities rated in one of the top four credit ratings by credit rating agencies (or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be of comparable quality);

       (ii) securities of issuers who have securities that are rated in one of the top four credit ratings by credit rating agencies or which are guaranteed by the U.S. government; and

      (iii) lower rated tax-exempt securities (commonly known as junk bonds).

      Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


      The state municipal bond funds of Arkansas, Maryland, Massachusetts, Mississippi, New York, North Carolina and West Virginia are non-diversified mutual funds. This means that each non-diversified fund may invest a relatively high percentage of its assets in a small number of issuers.


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. The share price of a fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o Municipal Securities Risk

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

        > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Each fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

        > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Concentration Risk: As more fully described below, because each fund concentrates in securities of municipal issuers in its namesake state, certain factors with respect to that state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of a state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, each fund's performance will be closely tied to the economic and political conditions in its namesake state and will be more volatile than the performance of a more geographically diversified fund. The principal economic factors affecting each state are as follows:

        > Alabama: Alabama's economy relies in part on the textile, automobile and forest products industries, which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

        > Arkansas: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state's economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.

        > California: Issuers of California municipal obligations experienced severe financial difficulties in the early 1990's. During that time, California experienced recurring budget deficits. In the mid- to late-1990s, the California economy rebounded. However, in early 2001, California fell into a recession.

            Due to a variety of factors, California and many of its local municipalities experienced credit rating downgrades during the 2001-2003 timeframe. In January 2003, the Governor indicated that California has experienced the most dramatic decline in revenues since World War II and faced the most serious fiscal challenge in its history. However, in both the 2004 May revision to the 2004-05 Governor's Budget and the 2005 May revision to the 2005-06 Governor's Budget, California's fiscal picture is noted to have brightened significantly and the administration has increased its forecast of California's tax revenues. As of June 16, 2005, the S&P rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-."

            Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also have made it difficult for California to balance its budget. For example, State and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.

            Should the financial condition of California and its municipalities deteriorate, their credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "ADDITIONAL INFORMATION CONCERNING THE STATES -- California Fund."


        > Florida: Florida does not impose an individual income tax on Florida residents. This could affect Florida's ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida's economy is heavily dependent on the tourism, agriculture and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. Florida is susceptible to damage from tropical storms. In 2004, Florida was hit by four hurricanes that damaged or destroyed thousands of homes and businesses. In 2005, the State was hit by another four destructive hurricanes.

        > Georgia: A major employer in the state of Georgia has declared bankruptcy, and two other employers in Georgia have announced restructuring plans that might negatively impact Georgia's economic growth rate. Delta Air Lines filed for bankruptcy in September 2005 and has announced restructuring plans which include system-wide reductions in employment of 7,000 to 9,000 jobs out of a system total of approximately 52,000 jobs and pay reductions of 7 to 10%. Georgia's Department of Economic Development estimates Delta's employment levels in Georgia at approximately 20,600 employees, which represents about 0.5% of Georgia's total non-farm employment. General Motors has announced its intention to shut-down production at its manufacturing facility in Doraville, Georgia. This plant employs approximately 3,000 workers, which represents about 0.08% of Georgia's total non-farm employment. Ford Motor Company has announced its intention to shut-down production at its Hapeville, Georgia production facility. This plant employs approximately 2,100 employees, which represents about 0.05% of Georgia's total non-farm employment.

        > Maryland: According to U.S. Department of Commerce, Bureau of
          Economic Analysis statistics, per capita personal income of Maryland residents ranked as the fifth highest in the nation from 2001 to 2004, inclusive, and had been ranked sixth for at least each of the previous six years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, a significant downturn in either the government or service sectors would have a heightened impact on Maryland personal income, as a whole, possibly reducing certain muncipalities' revenues.

        > Massachusetts: Because the fund invests primarily in the securities of Massachusetts issuers, its performance may be disproportionately affected by state, local and regional factors. These factors may include adverse economic, political or regulatory occurrences which could affect the issuers of a large portion of the fund's securities in a similar manner. For example, the Commonwealth's educational and health services, trade, transportation and utilities, professional and business services industries, or technology could experience a downturn or fail to develop as expected, hurting the local economy.


        > Mississippi: Because Mississippi's economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends in those industries. Also, Mississippi's financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries and downturns in the economy. While Mississippi's financial condition has improved, it still ranks among the last of the states in per capita income.

        > New York: Because the fund invests primarily in the securities of New
          York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems; these problems may affect the fiscal health of New York State.


        > North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina's economy consists of a combination of services, industry, agriculture, trade and tourism, with the service sector as the largest sector.

        > Pennsylvania: Although Pennsylvania has been historically identified as a heavy-industry state, 88% of total state employment is non-manufacturing employment. Thus, Pennsylvania's economy may be disproportionately affected by economic downturns in non-manufacturing industries. Although Pennsylvania's employment rate and bond ratings are generally better than the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have worse employment rates and bond ratings.


        > South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State's manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.


        > Tennessee: Tennessee faces a recurring budget crisis for the current year that could lead to financial difficulty for the State. In response to a pattern of budget shortfalls, the Tennessee General Assembly passed the Tax Reform Act of 2002, increasing the sales tax to 7% on most non-food items and introducing a variety of tax increases on goods and businesses. Tennessee citizens also voted in 2002 to allow the Legislature to create a lottery to fund education initiatives. Tennessee is heavily reliant on the sales tax for revenue, the effectiveness of which, critics complain, is undermined by rising Internet sales. The State also relies largely on revenue from tourism and manufacturing, both of which are sensitive to the strength of the economy as a whole. Tennessee's economic growth has slowed since approximately 1998 and has fallen behind the rate of economic growth for the nation. However, economists predict modest improvements in economic conditions in 2005, 2006 and 2007 as Tennessee continues to benefit from a relatively strong pattern of national growth.

        > Virginia: The economy of Virginia is based primarily on the service, wholesale and retail trade, government, construction and manufacturing sectors. The government sector includes defense and could be affected adversely by reductions in defense spending, particularly military base closings. The Defense Base Realignment and Closure Commission made final recommendations that will impact more than 100,000 defense-related jobs in Virginia.


        > West Virginia: West Virginia's economic indicators are typically below national averages. Although the State's economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing and tourism.


    o Non-Diversified Status Risk: Because the Arkansas, Maryland, Massachusetts, Mississippi, New York, North Carolina and West Virginia funds may invest their assets in a small number of issuers, these funds are more susceptible to any single economic, political or regulatory event affecting those issuers than are diversified funds.


    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o Lower Rated Municipal Securities Risk

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in a fund.

    An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 1. MFS ALABAMA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     3.66%
                        1997                     9.13%
                        1998                     4.95%
                        1999                    (3.09)%
                        2000                    12.71%
                        2001                     4.06%
                        2002                     9.38%
                        2003                     5.45%
                        2004                     3.43%
                        2005                     2.72%

    During the period shown in the bar chart, the highest quarterly return was 5.18% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.23)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.38%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- ALABAMA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.98)%      3.86%     4.37%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (2.16)%      3.96%     4.65%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (2.16)%      3.94%     4.54%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.07%      4.06%     4.62%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
    (IRAs). The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 1, 1990 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 2. MFS ARKANSAS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     3.17%
                        1997                     8.98%
                        1998                     4.70%
                        1999                    (2.27)%
                        2000                    11.25%
                        2001                     5.40%
                        2002                     9.20%
                        2003                     4.53%
                        2004                     3.28%
                        2005                     3.09%

    During the period shown in the bar chart, the highest quarterly return was 4.70% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.19)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.05%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- ARKANSAS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.63)%      3.91%     4.25%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.81)%      4.06%     4.56%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.81)%      4.04%     4.54%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.32%      4.14%     4.58%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 3. MFS CALIFORNIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.93%
                        1997                     9.79%
                        1998                     6.46%
                        1999                    (3.32)%
                        2000                    11.94%
                        2001                     4.73%
                        2002                     9.05%
                        2003                     4.73%
                        2004                     4.71%
                        2005                     3.92%

    During the period shown in the bar chart, the highest quarterly return was 5.90% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.56)% (for the calendar quarter ended June 30, 1999).

    The return for the six-month period ended June 30, 2006 was 0.25%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- CALIFORNIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (0.81)%      4.26%     4.58%
    Class C Shares, with CDSC (1% for 12 months) 2.00% 4.50% 4.45% Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.02)%      4.39%     4.90%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.05)%      4.38%     4.90%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.96%      4.45%     4.90%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on June 18, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 4. MFS FLORIDA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.12%
                        1997                     8.43%
                        1998                     5.47%
                        1999                    (3.45)%
                        2000                    11.45%
                        2001                     4.67%
                        2002                     9.24%
                        2003                     4.97%
                        2004                     4.46%
                        2005                     3.98%

    During the period shown in the bar chart, the highest quarterly return was 4.79% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.25)% (for the calendar quarter ended June 30, 1999).

    The return for the six-month period ended June 30, 2006 was 0.33%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- FLORIDA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (0.79)%      4.28%     4.22%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (0.96)%      4.43%     4.55%
    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (0.98)%      4.42%     4.54%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.89%      4.47%     4.58%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 5. MFS GEORGIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.38%
                        1997                    10.02%
                        1998                     5.07%
                        1999                    (3.57)%
                        2000                    11.93%
                        2001                     4.10%
                        2002                     9.66%
                        2003                     4.87%
                        2004                     3.56%
                        2005                     2.57%

    During the period shown in the bar chart, the highest quarterly return was 5.22% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.42)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.10%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- GEORGIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (2.03)%      3.82%     4.20%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (2.30)%      3.91%     4.46%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (2.30)%      3.91%     4.46%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)             (0.05)%      4.00%     4.49%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 6. MFS MARYLAND MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.70%
                        1997                     9.22%
                        1998                     5.35%
                        1999                    (3.85)%
                        2000                    11.20%
                        2001                     4.79%
                        2002                     8.90%
                        2003                     4.92%
                        2004                     3.49%
                        2005                     3.10%

    During the period shown in the bar chart, the highest quarterly return was 4.51% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.24)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.05%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- MARYLAND FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.58)%      4.00%     4.22%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.80)%      4.00%     4.39%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.89)%      3.98%     4.37%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.42%      4.08%     4.42%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 7. MFS MASSACHUSETTS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.77%
                        1997                     8.87%
                        1998                     4.89%
                        1999                    (3.57)%
                        2000                    11.66%
                        2001                     4.02%
                        2002                     9.77%
                        2003                     4.88%
                        2004                     4.09%
                        2005                     3.51%

    During the period shown in the bar chart, the highest quarterly return was 5.31% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.28)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.15%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- MASSACHUSETTS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.11)%      4.23%     4.33%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.40)%      4.21%     4.50%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.46)%      4.19%     4.49%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.60%      4.26%     4.53%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on April 9, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 8. MFS MISSISSIPPI MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     3.55%
                        1997                     9.52%
                        1998                     6.13%
                        1999                    (2.32)%
                        2000                    10.69%
                        2001                     4.31%
                        2002                     9.39%
                        2003                     4.88%
                        2004                     3.60%
                        2005                     3.46%

    During the period shown in the bar chart, the highest quarterly return was 4.85% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (1.83)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.16%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- MISSISSIPPI FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.28)%      3.90%     4.41%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.45)%      4.08%     4.74%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.45)%      4.08%     4.74%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.59%      4.19%     4.77%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on August 6, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 9. MFS NEW YORK MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.67%
                        1997                     9.99%
                        1998                     5.53%
                        1999                    (3.39)%
                        2000                    12.06%
                        2001                     3.75%
                        2002                    10.33%
                        2003                     4.77%
                        2004                     3.82%
                        2005                     3.04%

    During the period shown in the bar chart, the highest quarterly return was 5.08% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was (2.37)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.11%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- NEW YORK FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.67)%      3.93%     4.35%
    Class C Shares, with CDSC (1% for 12 months) 1.28% 4.31% 4.35% Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.86)%      4.09%     4.66%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.92)%      4.07%     4.64%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.34%      4.17%     4.67%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on December 11, 2000.

    Performance for class C shares includes the performance of the fund's class B shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

    Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

10. MFS NORTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     3.48%
                        1997                     9.01%
                        1998                     4.94%
                        1999                    (3.83)%
                        2000                    11.22%
                        2001                     4.07%
                        2002                     9.52%
                        2003                     4.81%
                        2004                     3.65%
                        2005                     3.19%

    During the period shown in the bar chart, the highest quarterly return was 4.87% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.10)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.02%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- NORTH CAROLINA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                             1 Year   5 Years   10 Years

    Class B Shares, with CDSC (Declining Over Six
      Years from 4% to 0%)                           (1.51)%     3.97%     4.24%
    Class C Shares, with CDSC (1% for 12 months)       1.53%     4.33%     4.25%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                        (1.72)%     4.01%     4.42%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                        (1.79)%     3.97%     4.40%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)                0.38%     4.07%     4.44%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*             3.53%     5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

11. MFS PENNSYLVANIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.97%
                        1997                    10.07%
                        1998                     6.31%
                        1999                    (2.66)%
                        2000                    11.94%
                        2001                     4.81%
                        2002                    10.12%
                        2003                     5.07%
                        2004                     4.00%
                        2005                     3.81%

    During the period shown in the bar chart, the highest quarterly return was 5.03% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.26)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.22%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- PENNSYLVANIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years  10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (0.95)%      4.33%     4.72%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.12)%      4.51%     5.05%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.12)%      4.51%     5.05%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.71%      4.52%     5.02%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on February 1, 1993 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

12. MFS SOUTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.82%
                        1997                     9.01%
                        1998                     4.87%
                        1999                    (4.46)%
                        2000                    10.95%
                        2001                     4.98%
                        2002                     9.37%
                        2003                     5.04%
                        2004                     3.59%
                        2005                     3.45%

    During the period shown in the bar chart, the highest quarterly return was 4.99% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.38)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.06%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- SOUTH CAROLINA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.18)%      4.23%     4.19%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.46)%      4.24%     4.37%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.46)%      4.24%     4.36%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.53%      4.30%     4.40%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

13. MFS TENNESSEE MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     2.87%
                        1997                     9.82%
                        1998                     5.13%
                        1999                    (4.02)%
                        2000                    11.09%
                        2001                     4.45%
                        2002                     9.23%
                        2003                     4.69%
                        2004                     3.75%
                        2005                     2.94%

    During the period shown in the bar chart, the highest quarterly return was 4.55% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.09)% (for the calendar quarter ended June 30, 1999.)

    The return for the six-month period ended June 30, 2006 was 0.11%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- TENNESSEE FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.57)%      3.99%     4.23%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.95)%      3.97%     4.40%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (2.03)%      3.93%     4.35%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.17%      4.02%     4.41%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on August 12, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

14. MFS VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     1.71%
                        1997                     8.85%
                        1998                     5.03%
                        1999                    (3.54)%
                        2000                    10.89%
                        2001                     3.93%
                        2002                     8.76%
                        2003                     5.36%
                        2004                     4.23%
                        2005                     3.35%

    During the period shown in the bar chart, the highest quarterly return was 4.52% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.64)% (for the calendar quarter ended March 31, 1996).

    The return for the six-month period ended June 30, 2006 was 0.22%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- VIRGINIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.27)%      4.09%     4.09%
    Class C Shares, with CDSC (1% for 12 months) 1.78% 4.43% 4.13% Class A Shares, with Initial Sales Charge
      (4.75%)                                       (1.56)%      4.09%     4.28%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (1.56)%      4.09%     4.27%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.49%      4.17%     4.33%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

15. MFS WEST VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                        1996                     3.38%
                        1997                     8.66%
                        1998                     4.84%
                        1999                    (3.86)%
                        2000                    11.19%
                        2001                     4.73%
                        2002                     8.70%
                        2003                     4.80%
                        2004                     3.58%
                        2005                     2.82%

    During the period shown in the bar chart, the highest quarterly return was 4.43% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.34)% (for the calendar quarter ended June 30, 2004).

    The return for the six-month period ended June 30, 2006 was 0.05%.


    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- WEST VIRGINIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)
    ..........................................................................
    RETURNS BEFORE TAXES                            1 Year    5 Years   10 Years

    Class B Shares, with CDSC (Declining Over
      Six Years from 4% to 0%)                      (1.79)%      3.87%     4.12%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (2.06)%      3.89%     4.30%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (2.06)%      3.89%     4.30%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               0.06%      3.98%     4.35%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds. Each fund offers class A and class B shares and the California, New York, North Carolina and Virginia funds also offer class C shares.

    SHAREHOLDER FEES APPLICABLE TO EACH FUND (fees paid directly from your investment)
    ..........................................................................
                                                     CLASS A   CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%       N/A       N/A

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase price
    or redemption proceeds, whichever is less) ..See Below(#)  4.00%     1.00%


    ANNUAL FUND OPERATING EXPENSES OF CLASS A FOR EACH FUND
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    -------------------------------------------------------------------------------------------------------------------
                                              ALABAMA          ARKANSAS        CALIFORNIA       FLORIDA         GEORGIA
                                               FUND              FUND             FUND            FUND            FUND
                                              -------          --------        ----------       -------         -------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service
      (12b-1) Fees(1) ..................       0.25%            0.10%            0.10%           0.00%           0.25%
    Other Expenses(2) ..................       0.32%            0.27%            0.23%           0.34%           0.38%
                                               ----             ----             ----            ----            ----
    Total Annual Fund Operating
      Expenses(2) ......................       1.12%            0.92%            0.88%           0.89%           1.18%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       0.87%            0.67%            0.63%           0.64%           0.93%
                                                                                                                 NORTH
                                             MARYLAND       MASSACHUSETTS     MISSISSIPPI       NEW YORK        CAROLINA
                                               FUND              FUND             FUND            FUND            FUND
                                             --------       -------------     -----------       --------        --------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service
      (12b-1) Fees(1) ..................       0.35%            0.35%            0.00%           0.25%           0.35%
    Other Expenses(2) ..................       0.29%            0.25%            0.34%           0.30%           0.24%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       1.19%            1.15%            0.89%           1.10%           1.14%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       0.94%            0.90%            0.64%           0.85%           0.89%

                                                                SOUTH                                             WEST
                                           PENNSYLVANIA        CAROLINA        TENNESSEE        VIRGINIA        VIRGINIA
                                               FUND              FUND             FUND            FUND            FUND
                                           ------------        --------        ---------        --------        --------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service
      (12b-1) Fees(1) ..................       0.10%            0.35%            0.35%           0.35%           0.35%
    Other Expenses(2) ..................       0.31%            0.27%            0.29%           0.25%           0.27%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       0.96%            1.17%            1.19%           1.15%           1.17%
        Fee Reductions(3) ..............      (0.36)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       0.60%            0.92%            0.94%           0.90%           0.92%

    ANNUAL FUND OPERATING EXPENSES OF CLASS B FOR EACH FUND
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    -------------------------------------------------------------------------------------------------------------------
                                              ALABAMA          ARKANSAS        CALIFORNIA       FLORIDA         GEORGIA
                                               FUND              FUND             FUND            FUND            FUND
                                              -------          --------        ----------       -------         -------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       1.00%            0.87%            0.86%           0.76%           1.00%
    Other Expenses(2) ..................       0.32%            0.27%            0.23%           0.34%           0.38%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       1.87%            1.69%            1.64%           1.65%           1.93%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       1.62%            1.44%            1.39%           1.40%           1.68%
                                                                                                                 NORTH
                                             MARYLAND       MASSACHUSETTS     MISSISSIPPI       NEW YORK        CAROLINA
                                               FUND              FUND             FUND            FUND            FUND
                                             --------       -------------     -----------       --------        --------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       1.00%            1.00%            0.76%           1.00%           1.00%
    Other Expenses(2) ..................       0.29%            0.25%            0.34%           0.30%           0.24%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       1.84%            1.80%            1.65%           1.85%           1.79%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       1.59%            1.55%            1.40%           1.60%           1.54%
                                                                SOUTH                                             WEST
                                           PENNSYLVANIA        CAROLINA        TENNESSEE        VIRGINIA        VIRGINIA
                                               FUND              FUND             FUND            FUND            FUND
                                           ------------        --------        ---------        --------        --------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       0.86%            1.00%            1.00%           1.00%           1.00%
    Other Expenses(2) ..................       0.31%            0.27%            0.29%           0.25%           0.27%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
    Expenses(2) ........................       1.72%            1.82%            1.84%           1.80%           1.82%
        Fee Reductions(3) ..............      (0.36)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       1.36%            1.57%            1.59%           1.55%           1.57%

    ANNUAL FUND OPERATING EXPENSES OF CLASS C FOR FUNDS OFFERING CLASS C SHARES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    -------------------------------------------------------------------------------------------------------------------
                                                                                 NORTH
                                            CALIFORNIA         NEW YORK         CAROLINA        VIRGINIA
                                               FUND              FUND             FUND            FUND
                                            ----------         --------         --------        --------

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       1.00%            1.00%            1.00%           1.00%
    Other Expenses(2) ..................       0.23%            0.30%            0.24%           0.25%
                                               ----             ----             ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       1.78%            1.85%            1.79%           1.80%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%
                                               ----             ----             ----            ----
        Net Expenses(2) ................       1.53%            1.60%            1.54%           1.55%

    ----------
    (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge
        (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.
    (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, B and C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.
    (2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
    (3) MFS has agreed in writing to waive its management fee to 0.30% annually. This written agreement will continue until at least February 28, 2009 (see "Management of the Fund --
        Investment Adviser" below). MFS has agreed in writing to bear the Pennsylvania Fund's expenses such that the fund's "Other Expenses," determined without giving effect to the expense offset arrangement described above, do not exceed 0.20% annually. This written agreement excludes distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least July 31, 2007.


o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that each fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see "Expense Summary - Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS ALABAMA MUNICIPAL BOND FUND

    Class A shares                          $560      $750     $1,000    $1,716

    Class B shares(1)
      Assuming redemption at end of
        period                               565       822      1,148     1,938
      Assuming no redemption                 165       522        948     1,938

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS ARKANSAS MUNICIPAL BOND FUND

    Class A shares                          $540      $690     $  897    $1,493

    Class B shares(1)
      Assuming redemption at end of
        period                               547       767      1,054     1,735
      Assuming no redemption                 147       467        854     1,735

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS CALIFORNIA MUNICIPAL BOND FUND

    Class A shares                          $536      $678     $  876    $1,448

    Class B shares(1)
      Assuming redemption at end of
        period                               542       751      1,028     1,682
      Assuming no redemption                 142       451        828     1,682

    Class C shares
      Assuming redemption at end of
        period                               256       495        901     2,039
      Assuming no redemption                 156       495        901     2,039

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS FLORIDA MUNICIPAL BOND FUND

    Class A shares                          $537      $681     $  882    $1,460

    Class B shares(1)
      Assuming redemption at end of
        period                               543       754      1,033     1,694
      Assuming no redemption                 143       454        833     1,694

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS GEORGIA MUNICIPAL BOND FUND

    Class A shares                          $565      $768     $1,031    $1,781

    Class B shares(1)
      Assuming redemption at end of
        period                               571       841      1,179     2,003
      Assuming no redemption                 171       541        979     2,003

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS MARYLAND MUNICIPAL BOND FUND

    Class A shares                          $566      $771     $1,036    $1,792

    Class B shares(1)
      Assuming redemption at end of
        period                               562       813      1,133     1,932
      Assuming no redemption                 162       513        933     1,932

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS MASSACHUSETTS MUNICIPAL BOND FUND

    Class A shares                          $562      $759     $1,016    $1,749

    Class B shares(1)
      Assuming redemption at end of
        period                               558       801      1,112     1,888
      Assuming no redemption                 158       501        912     1,888

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS MISSISSIPPI MUNICIPAL BOND FUND

    Class A shares                          $537      $681     $  882    $1,460

    Class B shares(1)
      Assuming redemption at end of
        period                               543       754      1,033     1,694
      Assuming no redemption                 143       454        833     1,694

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS NEW YORK MUNICIPAL BOND FUND

    Class A shares                          $558      $744     $  990    $1,694

    Class B shares(1)
      Assuming redemption at end of
        period                               563       816      1,138     1,916
      Assuming no redemption                 163       516        938     1,916

    Class C shares
      Assuming redemption at end of
        period                               263       516        938     2,114
      Assuming no redemption                 163       516        938     2,114

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS NORTH CAROLINA MUNICIPAL BOND FUND

    Class A shares                          $562      $756     $1,011    $1,738

    Class B shares(1)
      Assuming redemption at end of
        period                               557       798      1,107     1,877
      Assuming no redemption                 157       498        907     1,877

    Class C shares
      Assuming redemption at end of
        period                               257       498        907     2,049
      Assuming no redemption                 157       498        907     2,049

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS PENNSYLVANIA MUNICIPAL BOND FUND

    Class A shares                          $533      $692      $908     $1,529

    Class B shares(1)
      Assuming redemption at end of
        period                               538       765      1,060     1,762
      Assuming no redemption                 138       465        860     1,762

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS SOUTH CAROLINA MUNICIPAL BOND FUND

    Class A shares                          $564      $765     $1,026    $1,770

    Class B shares(1)
      Assuming redemption at end of
        period                               560       807      1,122     1,910
      Assuming no redemption                 160       507        922     1,910

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS TENNESSEE MUNICIPAL BOND FUND

    Class A shares                          $566      $771     $1,036    $1,792

    Class B shares(1)
      Assuming redemption at end of
        period                               562       813      1,133     1,932
      Assuming no redemption                 162       513        933     1,932

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS VIRGINIA MUNICIPAL BOND FUND

    Class A shares                          $562      $759     $1,016    $1,749

    Class B shares(1)
      Assuming redemption at end of
        period                               558       801      1,112     1,888
      Assuming no redemption                 158       501        912     1,888

    Class C shares
      Assuming redemption at end of
        period                               258       501        912     2,060
      Assuming no redemption                 158       501        912     2,060

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    MFS WEST VIRGINIA MUNICIPAL BOND FUND

    Class A shares                          $564      $765     $1,026    $1,770

    Class B shares(1)
      Assuming redemption at end of
        period                               560       807      1,122     1,910
      Assuming no redemption                 160       507        922     1,910

    ------------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


    Each fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the funds' transfer agent, MFS Service Center, Inc. (Please see back cover for address and telephone number.)


o   TEMPORARY DEFENSIVE POLICIES

    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective.

      Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE AND FREQUENT TRADING

    Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund with less active trading policies, which would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from a fund's performance.

--------------------------
IV MANAGEMENT OF THE FUNDS
--------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $170 billion as of March 31, 2006. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For the fiscal year ended March 31, 2006, each fund paid MFS an effective management fee rate equal to 0.30% annually of each fund's average daily net assets.

      The management fee set forth in the Investment Advisory Agreement is 0.55% annually of each fund's average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of each fund's average daily net assets. MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

      A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the funds and MFS is available in the funds' semi-annual reports to shareholders for the period ended September 30, 2005.

    DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS website (MFS.COM), the following information is generally available to you:


                                                        APPROXIMATE DATE OF
    INFORMATION                                         POSTING TO WEBSITE
    -----------                                         -------------------

    Fund's top 10 securities holdings as
      of each month's end                               14 days after month end
    Fund's full securities holdings as
      of each month's end                               29 days after month end


      Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


o   PORTFOLIO MANAGER


    Information regarding the portfolio manager of the funds is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the funds' SAI. The portfolio manager is primarily responsible for the day-to-day management of the funds.

    PORTFOLIO MANAGER   PRIMARY ROLE    SINCE      TITLE AND FIVE YEAR HISTORY
    -----------------   ------------    -----      ---------------------------


    Michael L. Dawson   Portfolio        1999    Vice President of MFS; employed
                        Manager                  in the investment management
                                                 area of MFS since 1998.

o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    Each fund offers class A and B shares through this prospectus. In addition, the California fund, the New York fund, the North Carolina fund and the Virginia fund offer Class C shares.


o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase class A shares, or a CDSC when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."


      If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees, or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of average daily net assets.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                SALES CHARGE* AS PERCENTAGE OF:
                                                -----------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested
    Less than $50,000                                4.75%           4.99%
    $50,000 but less than $100,000                   4.25%           4.44%
    $100,000 but less than $250,000                  3.75%           3.90%
    $250,000 but less than $500,000                  2.75%           2.83%
    $500,000 but less than $1,000,000                2.00%           2.04%
    $1,000,000 or more                              None**          None**

    ----------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


      Please see "Class A Sales Charge Waivers or Reductions" below for additional information.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1.00% will be deducted from your redemption proceeds if you redeem class A shares within 12 months of your purchase. Please see "Class A Sales Charge Waivers or Reductions" below for additional information.


o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS


    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                                   INVESTMENTS ELIGIBLE FOR:
                                               --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X
    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X


    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.


    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI, you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      Only purchases made at the same time as or after the LOI may be included under your LOI commitment amount. However, for an LOI executed prior to May 1, 2006, you may request that purchases made during the 90 days prior to your execution of the LOI be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.


      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under a LOI and ROA may include:


        o  Individual accounts;

        o  Joint accounts;

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor;

        o  MFS 529 College Savings Plan accounts;

        o  Certain single-participant retirement plan accounts;

        o  Certain Individual Retirement Accounts;

        o  UGMA/UTMA Accounts; and

        o Accounts held in the name of your financial intermediary on your behalf except accounts investing in W shares of certain MFS funds.

        In order to link such accounts under a LOI or ROA, the broker of record at the time of your current purchase must be the broker of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

        o Shares held indirectly through financial intermediaries other than the broker of record for your current purchase (for example, shares held in a different broker's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

        o Shares held directly in a MFS fund account on which the broker of record is different than the broker of record for your current purchase.

        It is your responsibility to inform the broker of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

        SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006 will remain linked to the extent the broker of record information for such accounts is not modified. In the event you change the broker of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.


    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.


    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time without prior notice.


o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of average daily net assets.


    The CDSC is imposed according to the following schedule:

                                                           CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    --------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%

    If you hold class B shares of a fund for approximately eight years, they will convert to class A shares of that fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS C SHARES


    You may purchase class C shares of the California fund, the New York fund, the North Carolina fund or the Virginia fund at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of average daily net assets. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS


    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without prior notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

       No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.


o   DISTRIBUTION AND SERVICE FEES

    The funds have adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, each fund pays distribution and service fees to support the sale and distribution of class A, class B and class C shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); and 1.00% for class B and class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of each fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. For more information regarding the funds' Rule 12b-1 plan, see the SAI.

    For the Alabama, Arkansas, California, Florida, Georgia, Mississippi, New York and Pennsylvania funds:

    o The class A distribution fee is not in effect, but may be implemented on such date as the Board of Trustees may determine.

    For the Florida and Mississippi funds:

    o The class A service fee is not in effect, but may be implemented on such date as the Trustees may determine.

    o For one year from the date of sale of class B shares, assets attributable to such class B shares are subject to the 0.25% annual class B service fee. On assets attributable to all other class B shares for the Florida and Mississippi funds, the service fee is not currently in effect, but may be implemented on such date as the Board of Trustees may determine.

    For the Arkansas, California and Pennsylvania funds:

    o A portion of the class A service fee equal to 0.10% is currently in effect; the remaining portion of the class A service fee is not in effect but may be implemented on such date as the Board of Trustees may determine.

    o For one year from the date of sale of class B shares, assets attributable to such class B shares are subject to the 0.25% annual class B service fee. On assets attributable to all other class B shares for the Arkansas, California and Pennsylvania funds, a portion of the class B service fee equal to 0.10% is currently in effect; the remaining portion of the class B service fee is not in effect but may be implemented on such date as the Board of Trustees may determine.

o   FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

    The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

    MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

    These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial intermediary process your purchase. Generally, the minimum initial investment is $1,000, except for IRAs, for which the minimum initial investment is $250 per account. In addition, in the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        >  employer sponsored investment programs.


    Purchases of class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for class B share purchases or $999,999 for class C share purchases, you will not be able to purchase class B or class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included. Please see the discussion under "Linking Accounts for LOI and ROA" above.

      The funds or their agents may at their discretion accept a purchase request for Class B or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances including but not limited to purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o send a check with the returnable portion of your statement;

    o ask your financial intermediary to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or


    o authorize transfers by phone between your bank account and your MFS account. The maximum purchase amount for this method is $100,000. You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.


    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES

    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

    GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).


      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to seven days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations."


    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet at MFS.COM (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least seven days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (please see back cover page for address and telephone number).


      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

    PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

    SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

    o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non- discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).


      In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

      The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.


    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.


    REDEMPTION FEE. The MFS funds identified below charge a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund
        MFS Floating Rate High Income Fund
        MFS Emerging Markets Equity Fund
        MFS International New Discovery Fund
        MFS New Discovery Fund


      The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

    GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.


    FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;


       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;


       4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds, MFS International Diversification Fund, and the MFS Lifetime Funds;


       5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

      10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The funds will pay, during any 90- day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

    o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


      To determine net asset value, each fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

      The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

      Under each fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

      In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the funds' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the funds' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the funds' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the funds' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the funds' net asset value may differ from quoted or published prices for the same investments.


o   DISTRIBUTIONS

    Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   FEDERAL TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.


    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


    Each fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends, and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The funds do not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion back as a taxable dividend.

    Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

    If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits. In addition, an investment in a fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

    Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before January 1, 2011.

    The form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.


o   STATE TAX CONSIDERATIONS

    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.


    The following discussion of each fund's state tax considerations is very general and is directed at shareholders who are residents of the namesake state. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.


    ALABAMA FUND:
    If the fund meets certain requirements of Alabama law, dividends that you receive from the fund that meet those requirements will be exempt from Alabama personal income tax. The fund will provide information to you annually regarding the percentage of your dividends that meet the requirements to be tax-exempt. Distributions resulting from capital gains on qualifying fund investments and from all income and gains from fund investments that do not qualify will be subject to Alabama personal income tax.

    If you sell shares of the fund, capital gains are taxable and capital losses may be deductible. You cannot deduct interest paid on money you borrow to buy or hold shares of the fund.

    ARKANSAS FUND:
    Distributions of interest that you receive from obligations of the State of Arkansas or the United States or its possessions are exempt from Arkansas income tax. This exemption was confirmed by the Department of Finance and Administration in a letter ruling dated December 13, 1991 addressed to counsel to the fund.

    In determining your Arkansas income tax liabilities, you must account for capital gain distributions you receive from the fund and for capital gains and losses that you realize from redemptions, sales or exchanges of shares of the fund.

    CALIFORNIA FUND:
    If the fund meets certain conditions, you will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from income from "California exempt-interest securities." California exempt-interest securities are certain United States, California or California municipal obligations held by the fund that, if held by an individual, would pay interest which is exempt from California taxation. The conditions that the fund must meet include a requirement that the fund continue to qualify as a regulated investment company, a requirement that at the close of each quarter of its taxable year, at least 50% of the fund's assets be invested in California exempt-interest securities, and a requirement that the dividends ("California exempt-interest dividends") be designated as such by the fund by written notice to shareholders within 60 days after the close of the fund's taxable year.


      However, the total amount of dividends paid by the fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the fund were an individual. If the aggregate dividends designated by the fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt- interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

      If you are a California resident, other distributions you receive from the fund will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued in connection with the purchase or carry of shares of the fund will not be deductible for California personal income tax purposes.

    FLORIDA FUND:

    Florida does not impose an individual income tax on Florida residents.

    Florida does impose a tax on intangible personal property owned, managed, or controlled by Florida residents. Fund shares owned by Florida residents will be exempt from the Florida intangible personal property tax only if:

    o As of January 1 of each year at least 90% of the fund's portfolio consists of assets that are exempt from the Florida intangible personal property tax, such as State of Florida tax exempt securities and U.S. Government securities.

    In order to take advantage of the exemption from the intangible personal property tax, the fund in normal circumstances intends to sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to January 1. Therefore, your shares should normally be exempt from the Florida intangible personal property tax. However, there are likely to be transaction costs involved in restructuring the portfolio in this manner. These transaction costs may reduce the fund's investment return and exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.


    On April 26, 2006, the Florida Legislature passed HB 209 which repealed the intangible property tax effective January 1, 2007. This means that the tax will not be levied on intangible personal property held on or after January 1, 2007. The bill will become law upon the signature of the Governor. However, as of July 14, 2006, the Governor has yet to sign the bill. Its is anticipated that the Governor, who has publicly supported the bill, will sign the bill into law.


    GEORGIA FUND:
    Under existing Georgia law, you will not be subject to Georgia income tax on distributions on shares of the fund if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by or on behalf of the State of Georgia or its political subdivisions. This treatment also will apply to dividends on shares of the fund that are derived from interest on debt obligations issued by the United States or its territories or possessions where federal law provides an exemption from state income taxation. Generally you will, however, be subject to Georgia income tax on distributions that are derived from gains on sales of debt obligations by the fund.

    MARYLAND FUND:

    Under existing Maryland law, distributions that you receive from the fund are generally not subject to Maryland State or local personal income taxes provided that such distributions are exempt interest dividends for federal income tax purposes and are attributable to: i) interest on Maryland municipal securities, ii) interest on obligations of the United States,
    iii) interest on obligations of possessions or territories of the United States, iv) gains from the disposition of Maryland municipal securities, and v) gains from the disposition of obligations of the United States. However, interest on certain Maryland municipal securities that are specified private activity bonds (as defined in the Internal Revenue Code) constitutes a tax preference, and 50% of any distributions of the fund over a certain floor amount attributable to interest from such private activity bonds may be subject to Maryland State and local personal income taxes. All of your other income from the fund and gains from the redemption or sale of your shares of the fund will generally be subject to Maryland State and local personal income tax.


    MASSACHUSETTS FUND:

    Under existing Massachusetts law, distributions that you receive from the fund will generally be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends generally will be subject to Massachusetts tax at ordinary Massachusetts personal income tax rates, but any portion that is attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. Capital gain dividends also generally will be taxable, but a portion may be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts personal income tax and which are exempt.


    Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

    MISSISSIPPI FUND:
    Under existing Mississippi law, you will not be subject to Mississippi income taxes on distributions you receive from the fund to the extent that such distributions are attributable to interest received by the fund on government obligations, which interest is itself exempt from Mississippi income tax. Generally, interest on obligations of the United States or the State of Mississippi, or political subdivisions thereof, is exempt from Mississippi income tax. Any other distributions you receive from the fund and gains from the redemption or sale of your shares of the fund will be subject to Mississippi income taxes.

    NEW YORK FUND:
    Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

    Fund dividends are generally not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

    NORTH CAROLINA FUND:
    Your income from the fund will not be subject to North Carolina individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and North Carolina income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from North Carolina individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to North Carolina individual income tax.

    PENNSYLVANIA FUND:
    You will not be subject to personal income tax on the fund's distribution of income arising from most Pennsylvania and federal obligations. However, you will be subject to tax on the fund's distributions from any other sources including capital gain distributions. Residents of Philadelphia will not be subject to the Philadelphia School District Investment Net Income Tax on the fund's distributions from most state and federal obligations. Corporate shareholders will not be subject to corporate net income tax on the fund's interest distributions arising from most state and federal obligations if such distributions are not included in the corporation's Federal taxable income determined before net operating loss carryovers and special deductions.

    SOUTH CAROLINA FUND:
    Under existing South Carolina law, you will not be subject to South Carolina personal income tax on the fund's distribution of income and gains if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by the State of South Carolina or its political subdivisions or the United States where federal law provides for exemption from state income taxation. However, any capital gains distributed by the fund, or gains realized by a shareholder from a redemption or sale of shares of the fund, will be subject to South Carolina income taxation.

    In addition, because your shares of the fund are considered intangible personal property, the shares are exempt from any and all ad valorem taxation in South Carolina.

    You should also note that interest you incur to purchase or retain shares of the fund generally will not be deductible for South Carolina income tax purposes.

    TENNESSEE FUND:
    Your income from the fund will not be subject to Tennessee individual income tax, also known as the Hall Income Tax, to the extent that the income is attributable to interest earned on obligations of (i) Tennessee or any county, municipality, or political subdivision of Tennessee or (ii) the United States government or any agency or instrumentality of the United States. The administrative position of the Tennessee Department of Revenue is that your income from the fund also will not be subject to Tennessee indivdual income tax to the extent that the income is attributable to capital gains from the sale by the fund of any of those obligations. All of your other income from the fund generally will be subject to Tennessee individual income tax.

    VIRGINIA FUND:
    Your income from the fund will not be subject to Virginia individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and Virginia income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from Virginia individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to Virginia individual income tax.

    WEST VIRGINIA FUND:
    The West Virginia Department of Tax and Revenue has created a list of obligations of the United States and its possessions and of West Virginia which, when invested in by an investor, do not create West Virginia Personal Income Tax liability for interest or dividend income.

    As long as the fund qualifies as a regulated investment company distributions you receive from the fund are not subject to West Virginia Personal Income Tax provided that the income is attributable to obligations which appear on the Department's list.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on a fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------


    The financial highlights tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by the funds' independent registered public accounting firm, whose report, together with the funds' financial statements, are included in the funds' Annual Report to shareholders. The funds' Annual Report is available upon request by contacting MFSC. (Please see back cover for address and telephone number.) The financial statements contained in the Annual Report are incorporated by reference into the SAI. The funds' independent registered public accounting firm is Deloitte & Touche LLP.



ALABAMA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $10.62        $10.88           $10.82        $10.31        $10.53
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.46         $0.48            $0.48         $0.48         $0.51
Net realized and unrealized gain (loss) on
investments                                          (0.15)        (0.22)            0.06          0.54         (0.19)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.31         $0.26            $0.54         $1.02         $0.32
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.46)       $(0.48)          $(0.48)       $(0.50)       $(0.54)
From net realized gain on investments                   --         (0.04)              --         (0.01)           --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.46)       $(0.52)          $(0.48)       $(0.51)       $(0.54)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.47        $10.62           $10.88        $10.82        $10.31
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            2.97          2.40             5.11         10.06          3.05
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.12          1.09             1.09          1.08          1.08
Expenses after expense reductions (f)                 0.87          0.84             0.88          0.88          0.88
Net investment income                                 4.37          4.46             4.38          4.49          4.87
Portfolio turnover                                       9            17               10            21            20
Net assets at end of period (000 Omitted)          $74,204       $77,499          $80,704       $84,474       $83,146
---------------------------------------------------------------------------------------------------------------------


ALABAMA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $10.62        $10.88           $10.82        $10.31        $10.53
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.38         $0.40            $0.39         $0.40         $0.43
Net realized and unrealized gain (loss) on
investments                                          (0.15)        (0.23)            0.07          0.54         (0.19)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.23         $0.17            $0.46         $0.94         $0.24
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.38)       $(0.39)          $(0.40)       $(0.42)       $(0.46)
From net realized gain on investments                   --         (0.04)              --         (0.01)           --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.38)       $(0.43)          $(0.40)       $(0.43)       $(0.46)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.47        $10.62           $10.88        $10.82        $10.31
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            2.20          1.63             4.32          9.14          2.38
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.87          1.84             1.83          1.83          1.83
Expenses after expense reductions (f)                 1.62          1.59             1.63          1.63          1.63
Net investment income                                 3.61          3.71             3.63          3.74          4.09
Portfolio turnover                                       9            17               10            21            20
Net assets at end of period (000 Omitted)          $13,443       $15,118          $17,339       $16,163       $13,579
---------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


ARKANSAS FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $10.17        $10.41           $10.40         $9.97        $10.08
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.45         $0.45            $0.45         $0.47         $0.51
Net realized and unrealized gain (loss) on
investments                                          (0.13)        (0.23)            0.01          0.46         (0.11)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.32         $0.22            $0.46         $0.93         $0.40
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.45)       $(0.46)          $(0.45)       $(0.50)       $(0.51)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.04        $10.17           $10.41        $10.40         $9.97
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.17          2.14             4.53          9.51          4.06
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.92          0.90             0.92          0.93          0.92
Expenses after expense reductions (f)                 0.67          0.65             0.72          0.73          0.72
Net investment income                                 4.45          4.47             4.31          4.59          5.05
Portfolio turnover                                      10            13               19            15            15
Net assets at end of period
(000 Omitted)                                     $122,067      $127,075         $139,333      $134,521      $119,328
---------------------------------------------------------------------------------------------------------------------


ARKANSAS FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $10.18        $10.42           $10.41         $9.98        $10.09
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.38         $0.38            $0.37         $0.39         $0.43
Net realized and unrealized gain (loss) on
investments                                          (0.14)        (0.24)            0.01          0.46         (0.11)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.24         $0.14            $0.38         $0.85         $0.32
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.37)       $(0.38)          $(0.37)       $(0.42)       $(0.43)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.05        $10.18           $10.42        $10.41         $9.98
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            2.39          1.37             3.68          8.62          3.24
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.69          1.66             1.73          1.74          1.70
Expenses after expense reductions (f)                 1.44          1.41             1.53          1.54          1.50
Net investment income                                 3.68          3.71             3.50          3.77          4.26
Portfolio turnover                                      10            13               19            15            15
Net assets at end of period (000 Omitted)          $10,648       $11,259          $12,554       $12,049        $8,700
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


CALIFORNIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                 $5.88         $5.98            $5.96         $5.70         $5.81
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.28         $0.29            $0.28         $0.28         $0.28
Net realized and unrealized gain (loss) on
investments                                          (0.03)        (0.11)            0.02          0.27         (0.10)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.25         $0.18            $0.30         $0.55         $0.18
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.28)       $(0.28)          $(0.28)       $(0.29)       $(0.29)
From net realized gain on investments                (0.01)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.29)       $(0.28)          $(0.28)       $(0.29)       $(0.29)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.84         $5.88            $5.98         $5.96         $5.70
---------------------------------------------------------------------------------------------------------------------
Total return (%)(t)(s)(r)                             4.22          3.14             5.22          9.79          3.11
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.88          0.86             0.87          0.87          0.87
Expenses after expense reductions (f)                 0.63          0.61             0.67          0.67          0.67
Net investment income                                 4.69          4.91             4.71          4.73          4.87
Portfolio turnover                                       9            12                8            22            12
Net assets at end of period
(000 Omitted)                                     $291,656      $295,332         $314,108      $333,350      $305,699
---------------------------------------------------------------------------------------------------------------------


CALIFORNIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                 $5.88         $5.98            $5.96         $5.70         $5.81
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.23         $0.25            $0.23         $0.23         $0.24
Net realized and unrealized gain (loss) on
investments                                          (0.03)        (0.11)            0.03          0.27         (0.11)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.20         $0.14            $0.26         $0.50         $0.13
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.23)       $(0.24)          $(0.24)       $(0.24)       $(0.24)
From net realized gain on investments                (0.01)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.24)       $(0.24)          $(0.24)       $(0.24)       $(0.24)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.84         $5.88            $5.98         $5.96         $5.70
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.44          2.38             4.38          8.93          2.30
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.64          1.59             1.67          1.66          1.65
Expenses after expense reductions (f)                 1.39          1.34             1.47          1.46          1.45
Net investment income                                 3.94          4.17             3.91          3.94          4.09
Portfolio turnover                                       9            12                8            22            12
Net assets at end of period (000 Omitted)          $58,338       $69,142          $85,106       $98,888       $84,123
---------------------------------------------------------------------------------------------------------------------


CALIFORNIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS C

Net asset value, beginning of period                 $5.90         $6.00            $5.98         $5.72         $5.83
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.23         $0.24            $0.23         $0.23         $0.23
Net realized and unrealized gain (loss) on
investments                                          (0.04)        (0.11)            0.02          0.27         (0.10)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.19         $0.13            $0.25         $0.50         $0.13
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.22)       $(0.23)          $(0.23)       $(0.24)       $(0.24)
From net realized gain on investments                (0.01)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.23)       $(0.23)          $(0.23)       $(0.24)       $(0.24)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.86         $5.90            $6.00         $5.98         $5.72
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.29          2.22             4.27          8.78          2.17
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.78          1.76             1.77          1.77          1.77
Expenses after expense reductions (f)                 1.53          1.51             1.56          1.57          1.57
Net investment income                                 3.79          4.01             3.81          3.83          3.97
Portfolio turnover                                       9            12                8            22            12
Net assets at end of period (000 Omitted)          $29,880       $33,162          $36,363       $40,804       $35,022
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


FLORIDA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $10.09        $10.24           $10.19         $9.78         $9.95
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.45         $0.47            $0.47         $0.48         $0.50
Net realized and unrealized gain (loss) on
investments                                          (0.04)        (0.15)            0.05          0.44         (0.16)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.41         $0.32            $0.52         $0.92         $0.34
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.45)       $(0.47)          $(0.47)       $(0.51)       $(0.51)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.05        $10.09           $10.24        $10.19         $9.78
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            4.14          3.25             5.20          9.40          3.52
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.89          0.82             0.85          0.82          0.83
Expenses after expense reductions (f)                 0.64          0.57             0.64          0.62          0.63
Net investment income                                 4.46          4.68             4.58          4.78          5.09
Portfolio turnover                                      17            18               31            27            16
Net assets at end of period (000 Omitted)          $70,402       $69,082          $79,155       $86,045       $69,959
---------------------------------------------------------------------------------------------------------------------


FLORIDA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $10.09        $10.24           $10.19         $9.78         $9.95
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.38         $0.40            $0.39         $0.40         $0.43
Net realized and unrealized gain (loss) on
investments                                          (0.04)        (0.16)            0.05          0.43         (0.17)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.34         $0.24            $0.44         $0.83         $0.26
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.38)       $(0.39)          $(0.39)       $(0.42)       $(0.43)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.05        $10.09           $10.24        $10.19         $9.78
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.35          2.45             4.36          8.64          2.58
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.65          1.59             1.64          1.62          1.63
Expenses after expense reductions (f)                 1.40          1.34             1.44          1.42          1.43
Net investment income                                 3.70          3.92             3.78          3.97          4.29
Portfolio turnover                                      17            18               31            27            16
Net assets at end of period (000 Omitted)          $14,970       $18,382          $22,312       $25,175       $22,151
---------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


GEORGIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $10.99        $11.22           $11.17        $10.63        $10.82
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.46         $0.48            $0.49         $0.49         $0.50
Net realized and unrealized gain (loss) on
investments                                          (0.18)        (0.23)            0.05          0.55         (0.17)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.28         $0.25            $0.54         $1.04         $0.33
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.47)       $(0.48)          $(0.49)       $(0.50)       $(0.52)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.80        $10.99           $11.22        $11.17        $10.63
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            2.53          2.27             4.93          9.97          3.03
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.18          1.13             1.12          1.12          1.13
Expenses after expense reductions (f)                 0.93          0.88             0.91          0.92          0.93
Net investment income                                 4.22          4.35             4.35          4.43          4.67
Portfolio turnover                                       5            18               12            25            19
Net assets at end of period (000 Omitted)          $51,681       $53,190          $55,659       $57,636       $54,179
---------------------------------------------------------------------------------------------------------------------


GEORGIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.00        $11.23           $11.18        $10.64        $10.83
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.41         $0.40            $0.40         $0.40         $0.42
Net realized and unrealized gain (loss) on
investments                                          (0.18)        (0.24)            0.06          0.56         (0.18)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.23         $0.16            $0.46         $0.96         $0.24
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.39)       $(0.39)          $(0.41)       $(0.42)       $(0.43)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.84        $11.00           $11.23        $11.18        $10.64
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            2.05          1.51             4.15          9.15          2.26
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.93          1.88             1.86          1.87          1.88
Expenses after expense reductions (f)                 1.68          1.63             1.66          1.67          1.68
Net investment income                                 3.72          3.60             3.60          3.68          3.91
Portfolio turnover                                       5            18               12            25            19
Net assets at end of period (000 Omitted)           $9,816       $13,280          $16,759       $18,077       $16,031
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


MARYLAND FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $11.49        $11.74           $11.69        $11.21        $11.35
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.50         $0.52            $0.51         $0.52         $0.54
Net realized and unrealized gain (loss) on
investments                                          (0.15)        (0.25)            0.06          0.50         (0.14)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.35         $0.27            $0.57         $1.02         $0.40
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.50)       $(0.51)          $(0.52)       $(0.54)       $(0.54)
From net realized gain on investments                (0.07)        (0.01)              --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.57)       $(0.52)          $(0.52)       $(0.54)       $(0.54)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.27        $11.49           $11.74        $11.69        $11.21
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.06          2.36             4.96          9.21          3.59
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.19          1.14             1.17          1.15          1.15
Expenses after expense reductions (f)                 0.94          0.89             0.96          0.95          0.95
Net investment income                                 4.38          4.48             4.35          4.51          4.73
Portfolio turnover                                       9            12               21            12             8
Net assets at end of period
(000 Omitted)                                     $115,307      $124,261         $138,201      $138,666      $128,750
---------------------------------------------------------------------------------------------------------------------


MARYLAND FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.49        $11.74           $11.68        $11.20        $11.34
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.43         $0.44            $0.43         $0.45         $0.46
Net realized and unrealized gain (loss) on
investments                                          (0.17)        (0.25)            0.07          0.49         (0.13)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.26         $0.19            $0.50         $0.94         $0.33
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.42)       $(0.44)          $(0.44)       $(0.46)       $(0.47)
From net realized gain on investments                (0.07)        (0.00)(w)           --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(0.49)       $(0.44)          $(0.44)       $(0.46)       $(0.47)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.26        $11.49           $11.74        $11.68        $11.20
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            2.30          1.69             4.37          8.52          2.92
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.84          1.79             1.81          1.80          1.80
Expenses after expense reductions (f)                 1.59          1.54             1.61          1.60          1.60
Net investment income                                 3.72          3.83             3.70          3.86          4.08
Portfolio turnover                                       9            12               21            12             8
Net assets at end of period (000 Omitted)          $21,011       $25,716          $31,697       $34,033       $31,542
---------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.


MASSACHUSETTS FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $11.31        $11.52           $11.49        $10.90        $11.11
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.48         $0.51            $0.51         $0.52         $0.53
Net realized and unrealized gain (loss) on
investments                                          (0.05)        (0.22)            0.03          0.60         (0.21)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.43         $0.29            $0.54         $1.12         $0.32
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.48)       $(0.50)          $(0.51)       $(0.53)       $(0.53)
From net realized gain on investments                (0.04)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.52)       $(0.50)          $(0.51)       $(0.53)       $(0.53)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.22        $11.31           $11.52        $11.49        $10.90
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.83          2.63             4.82         10.42          2.93
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.15          1.09             1.16          1.12          1.12
Expenses after expense reductions (f)                 0.90          0.84             0.95          0.92          0.92
Net investment income                                 4.23          4.48             4.39          4.56          4.73
Portfolio turnover                                      10            11               14            15            13
Net assets at end of period
(000 Omitted)                                     $196,992      $210,103         $224,923      $233,500      $210,269
---------------------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.33        $11.54           $11.51        $10.92        $11.12
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.41         $0.43            $0.43         $0.44         $0.46
Net realized and unrealized gain (loss) on
investments                                          (0.05)        (0.21)            0.04          0.60         (0.20)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.36         $0.22            $0.47         $1.04         $0.26
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.41)       $(0.43)          $(0.44)       $(0.45)       $(0.46)
From net realized gain on investments                (0.04)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.45)       $(0.43)          $(0.44)       $(0.45)       $(0.46)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.24        $11.33           $11.54        $11.51        $10.92
---------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                            3.16          1.97             4.14          9.69          2.35
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.80          1.74             1.80          1.77          1.77
Expenses after expense reductions (f)                 1.55          1.49             1.60          1.57          1.57
Net investment income                                 3.58          3.83             3.74          3.91          4.13
Portfolio turnover                                      10            11               14            15            13
Net assets at end of period (000 Omitted)          $36,924       $40,766          $46,253       $47,612       $37,487
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


MISSISSIPPI FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                 $9.82        $10.02           $10.02         $9.61         $9.78
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.44         $0.46            $0.46         $0.46         $0.49
Net realized and unrealized gain (loss) on
investments                                          (0.09)        (0.19)            0.01          0.44         (0.16)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.35         $0.27            $0.47         $0.90         $0.33
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.44)       $(0.47)          $(0.47)       $(0.49)       $(0.50)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.73         $9.82           $10.02        $10.02         $9.61
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            3.59          2.76             4.77          9.48          3.45
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.89          0.83             0.82          0.84          0.85
Expenses after expense reductions (f)                 0.64          0.58             0.62          0.64          0.65
Net investment income                                 4.48          4.70             4.61          4.70          5.05
Portfolio turnover                                       9            19               12            22             6
Net assets at end of period (000 Omitted)          $75,597       $79,574          $82,507       $87,724       $76,004
---------------------------------------------------------------------------------------------------------------------


MISSISSIPPI FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                 $9.84        $10.03           $10.04         $9.62         $9.79
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.37         $0.39            $0.38         $0.38         $0.42
Net realized and unrealized gain (loss) on
investments                                          (0.10)        (0.19)           (0.01)(g)      0.44         (0.17)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.27         $0.20            $0.37         $0.82         $0.25
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.37)       $(0.39)          $(0.38)       $(0.40)       $(0.42)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.74         $9.84           $10.03        $10.04         $9.62
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            2.71          2.08             3.80          8.67          2.62
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.65          1.60             1.64          1.67          1.65
Expenses after expense reductions (f)                 1.40          1.35             1.44          1.47          1.45
Net investment income                                 3.72          3.93             3.79          3.86          4.23
Portfolio turnover                                       9            19               12            22             6
Net assets at end of period (000 Omitted)          $10,465       $11,544          $13,177       $12,900       $10,177
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


NEW YORK FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $11.30        $11.53           $11.49        $10.94        $11.14
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.49         $0.51            $0.51         $0.52         $0.53
Net realized and unrealized gain (loss) on
investments                                          (0.12)        (0.24)            0.04          0.56         (0.18)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.37         $0.27            $0.55         $1.08         $0.35
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.49)       $(0.50)          $(0.51)       $(0.53)       $(0.55)
From net realized gain on investments                (0.05)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.54)       $(0.50)          $(0.51)       $(0.53)       $(0.55)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.13        $11.30           $11.53        $11.49        $10.94
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            3.30          2.45             4.90         10.05          3.16
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.10          1.04             1.06          1.07          1.08
Expenses after expense reductions (f)                 0.85          0.79             0.86          0.87          0.88
Net investment income                                 4.36          4.47             4.39          4.56          4.80
Portfolio turnover                                      12            20               13            17            18
Net assets at end of period
(000 Omitted)                                     $118,476      $125,861         $131,642      $132,843      $121,717
---------------------------------------------------------------------------------------------------------------------


NEW YORK FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.27        $11.49           $11.45        $10.93        $11.13
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.41         $0.42            $0.42         $0.43         $0.45
Net realized and unrealized gain (loss) on
investments                                          (0.14)        (0.22)            0.04          0.54         (0.19)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.27         $0.20            $0.46         $0.97         $0.26
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.40)       $(0.42)          $(0.42)       $(0.45)       $(0.46)
From net realized gain on investments                (0.05)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.45)       $(0.42)          $(0.42)       $(0.45)       $(0.46)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.09        $11.27           $11.49        $11.45        $10.93
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            2.43          1.77             4.12          8.96          2.39
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.85          1.79             1.80          1.82          1.83
Expenses after expense reductions (f)                 1.60          1.54             1.60          1.62          1.63
Net investment income                                 3.61          3.70             3.62          3.80          4.05
Portfolio turnover                                      12            20               13            17            18
Net assets at end of period (000 Omitted)          $30,046       $35,328          $41,509       $40,867       $29,903
---------------------------------------------------------------------------------------------------------------------


NEW YORK FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS C

Net asset value, beginning of period                $11.29        $11.51           $11.47        $10.93        $11.13
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.41         $0.42            $0.42         $0.43         $0.45
Net realized and unrealized gain (loss) on
investments                                          (0.14)        (0.22)            0.04          0.56         (0.18)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.27         $0.20            $0.46         $0.99         $0.27
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.40)       $(0.42)          $(0.42)       $(0.45)       $(0.47)
From net realized gain on investments                (0.05)           --               --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.45)       $(0.42)          $(0.42)       $(0.45)       $(0.47)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.11        $11.29           $11.51        $11.47        $10.93
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            2.43          1.78             4.12          9.14          2.39
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.85          1.79             1.80          1.82          1.83
Expenses after expense reductions (f)                 1.60          1.54             1.60          1.62          1.63
Net investment income                                 3.61          3.72             3.63          3.81          4.05
Portfolio turnover                                      12            20               13            17            18
Net assets at end of period (000 Omitted)          $17,064       $19,730          $21,907       $14,005       $10,178
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


NORTH CAROLINA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $11.99        $12.30           $12.24        $11.68        $11.89
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.51         $0.53            $0.53         $0.54         $0.57
Net realized and unrealized gain (loss) on
investments                                          (0.09)        (0.27)            0.07          0.58         (0.21)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.42         $0.26            $0.60         $1.12         $0.36
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.51)       $(0.53)          $(0.53)       $(0.56)       $(0.57)
From net realized gain on investments                (0.05)        (0.04)           (0.01)           --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.56)       $(0.57)          $(0.54)       $(0.56)       $(0.57)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.85        $11.99           $12.30        $12.24        $11.68
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            3.49          2.15             5.01          9.71          3.08
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.14          1.10             1.12          1.11          1.12
Expenses after expense reductions (f)                 0.89          0.85             0.92          0.91          0.92
Net investment income                                 4.24          4.38             4.30          4.50          4.78
Portfolio turnover                                       8             9                9            20            13
Net assets at end of period
(000 Omitted)                                     $270,124      $279,875         $305,185      $316,687      $303,250
---------------------------------------------------------------------------------------------------------------------


NORTH CAROLINA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.98        $12.29           $12.23        $11.67        $11.89
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.43         $0.45            $0.45         $0.47         $0.48
Net realized and unrealized gain (loss) on
investments                                          (0.10)        (0.27)            0.07          0.57         (0.20)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.33         $0.18            $0.52         $1.04         $0.28
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.43)       $(0.45)          $(0.45)       $(0.48)       $(0.50)
From net realized gain on investments                (0.05)        (0.04)           (0.01)           --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.48)       $(0.49)          $(0.46)       $(0.48)       $(0.50)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.83        $11.98           $12.29        $12.23        $11.67
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            2.73          1.49             4.33          9.01          2.33
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.79          1.75             1.76          1.76          1.77
Expenses after expense reductions (f)                 1.54          1.50             1.56          1.56          1.57
Net investment income                                 3.59          3.72             3.64          3.85          4.07
Portfolio turnover                                       8             9                9            20            13
Net assets at end of period (000 Omitted)          $32,610       $40,251          $50,363       $59,116       $57,534
---------------------------------------------------------------------------------------------------------------------


NORTH CAROLINA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS C

Net asset value, beginning of period                $11.98        $12.29           $12.23        $11.67        $11.89
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.43         $0.45            $0.45         $0.46         $0.48
Net realized and unrealized gain (loss) on
investments                                          (0.09)        (0.27)            0.07          0.58         (0.20)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.34         $0.18            $0.52         $1.04         $0.28
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.43)       $(0.45)          $(0.45)       $(0.48)       $(0.50)
From net realized gain on investments                (0.05)        (0.04)           (0.01)           --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.48)       $(0.49)          $(0.46)       $(0.48)       $(0.50)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.84        $11.98           $12.29        $12.23        $11.67
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            2.82          1.49             4.33          9.01          2.33
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.79          1.76             1.77          1.76          1.77
Expenses after expense reductions (f)                 1.54          1.51             1.57          1.56          1.57
Net investment income                                 3.61          3.76             3.67          3.84          4.07
Portfolio turnover                                       8             9                9            20            13
Net assets at end of period (000 Omitted)          $32,223       $32,897          $35,256       $31,836       $23,741
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


PENNSYLVANIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $10.17        $10.31           $10.21         $9.73         $9.85
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.43         $0.44            $0.42         $0.45         $0.48
Net realized and unrealized gain (loss) on
investments                                          (0.02)        (0.14)            0.10          0.51         (0.11)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.41         $0.30            $0.52         $0.96         $0.37
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.43)       $(0.44)          $(0.42)       $(0.48)       $(0.49)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.15        $10.17           $10.31        $10.21         $9.73
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             4.08          2.97             5.12         10.12          3.85
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.96          0.94             0.94          0.96          0.89
Expenses after expense reductions (f)                 0.60          0.60             0.64          0.48          0.36
Net investment income                                 4.24          4.33             4.12          4.47          4.90
Portfolio turnover                                       9            20               24            19            19
Net assets at end of period (000 Omitted)          $72,429       $67,942          $75,083       $68,705       $47,661
---------------------------------------------------------------------------------------------------------------------


PENNSYLVANIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $10.20        $10.34           $10.24         $9.75         $9.88
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.36         $0.36            $0.34         $0.36         $0.40
Net realized and unrealized gain (loss) on
investments                                          (0.03)        (0.14)            0.10          0.53         (0.12)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.33         $0.22            $0.44         $0.89         $0.28
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.35)       $(0.36)          $(0.34)       $(0.40)       $(0.41)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.18        $10.20           $10.34        $10.24         $9.75
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             3.30          2.19             4.38          9.21          2.86
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.72          1.71             1.74          1.78          1.73
Expenses after expense reductions (f)                 1.36          1.37             1.44          1.30          1.20
Net investment income                                 3.49          3.56             3.32          3.62          4.06
Portfolio turnover                                       9            20               24            19            19
Net assets at end of period (000 Omitted)          $38,642       $41,455          $48,480       $46,941       $28,286
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


SOUTH CAROLINA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $12.36        $12.61           $12.53        $12.00        $12.15
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.54         $0.56            $0.55         $0.58         $0.60
Net realized and unrealized gain (loss) on
investments                                          (0.11)        (0.25)            0.10          0.54         (0.16)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.43         $0.31            $0.65         $1.12         $0.44
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.54)       $(0.56)          $(0.57)       $(0.59)       $(0.59)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.25        $12.36           $12.61        $12.53        $12.00
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             3.48          2.52             5.30          9.51          3.68
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.17          1.14             1.14          1.15          1.14
Expenses after expense reductions (f)                 0.92          0.89             0.94          0.95          0.94
Net investment income                                 4.35          4.50             4.39          4.68          4.91
Portfolio turnover                                      13            15               16            21            10
Net assets at end of period
(000 Omitted)                                     $131,167      $130,342         $137,911      $129,844      $121,438
---------------------------------------------------------------------------------------------------------------------


SOUTH CAROLINA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $12.36        $12.60           $12.52        $11.99        $12.14
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.46         $0.48            $0.47         $0.50         $0.52
Net realized and unrealized gain (loss) on
investments                                          (0.12)        (0.24)            0.10          0.54         (0.16)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.34         $0.24            $0.57         $1.04         $0.36
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.46)       $(0.48)          $(0.49)       $(0.51)       $(0.51)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.24        $12.36           $12.60        $12.52        $11.99
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             2.73          1.94             4.62          8.81          3.01
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.82          1.79             1.79          1.80          1.79
Expenses after expense reductions (f)                 1.57          1.54             1.59          1.60          1.59
Net investment income                                 3.70          3.85             3.74          4.03          4.25
Portfolio turnover                                      13            15               16            21            10
Net assets at end of period (000 Omitted)          $26,214       $31,032          $36,817       $37,603       $34,139
---------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


TENNESSEE FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $10.71        $10.96           $10.90        $10.43        $10.58
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.45         $0.45            $0.45         $0.47         $0.49
Net realized and unrealized gain (loss) on
investments                                          (0.12)        (0.18)            0.06          0.49         (0.14)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.33         $0.27            $0.51         $0.96         $0.35
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.44)       $(0.44)          $(0.45)       $(0.49)       $(0.50)
From net realized gain on investments                (0.04)        (0.08)              --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.48)       $(0.52)          $(0.45)       $(0.49)       $(0.50)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.56        $10.71           $10.96        $10.90        $10.43
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             3.13          2.53             4.80          9.34          3.36
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.19          1.16             1.14          1.17          1.14
Expenses after expense reductions (f)                 0.94          0.91             0.94          0.97          0.94
Net investment income                                 4.17          4.16             4.08          4.35          4.66
Portfolio turnover                                       5            11               19            16            12
Net assets at end of period
(000 Omitted)                                      $98,825      $104,837         $118,990      $115,819      $101,294
---------------------------------------------------------------------------------------------------------------------


TENNESSEE FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $10.70        $10.95           $10.89        $10.42        $10.57
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.38         $0.38            $0.38         $0.40         $0.42
Net realized and unrealized gain (loss) on
investments                                          (0.11)        (0.18)            0.06          0.49         (0.14)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.27         $0.20            $0.44         $0.89         $0.28
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.37)       $(0.37)          $(0.38)       $(0.42)       $(0.43)
From net realized gain on investments                (0.04)        (0.08)              --            --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                        $(0.41)       $(0.45)          $(0.38)       $(0.42)       $(0.43)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.56        $10.70           $10.95        $10.89        $10.42
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             2.56          1.87             4.12          8.64          2.69
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.84          1.81             1.79          1.82          1.79
Expenses after expense reductions (f)                 1.59          1.56             1.59          1.62          1.59
Net investment income                                 3.52          3.51             3.43          3.70          4.00
Portfolio turnover                                       5            11               19            16            12
Net assets at end of period (000 Omitted)          $17,217       $20,689          $24,306       $27,546       $26,183
---------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


VIRGINIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $11.52        $11.73           $11.61        $11.14        $11.36
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.51         $0.53            $0.53         $0.53         $0.54
Net realized and unrealized gain (loss) on
investments                                          (0.12)        (0.21)            0.12          0.47         (0.22)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.39         $0.32            $0.65         $1.00         $0.32
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.50)       $(0.53)          $(0.53)       $(0.53)       $(0.54)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.41        $11.52           $11.73        $11.61        $11.14
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             3.45          2.83             5.70          9.10          2.87
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.15          1.10             1.13          1.13          1.12
Expenses after expense reductions (f)                 0.90          0.85             0.93          0.93          0.92
Net investment income                                 4.38          4.63             4.53          4.62          4.77
Portfolio turnover                                      13            11               11            13            14
Net assets at end of period
(000 Omitted)                                     $277,633      $285,185         $301,218      $308,164      $299,088
---------------------------------------------------------------------------------------------------------------------


VIRGINIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.51        $11.72           $11.60        $11.13        $11.35
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.43         $0.46            $0.45         $0.46         $0.47
Net realized and unrealized gain (loss) on
investments                                          (0.11)        (0.21)            0.12          0.46         (0.22)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.32         $0.25            $0.57         $0.92         $0.25
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.43)       $(0.46)          $(0.45)       $(0.45)       $(0.47)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.40        $11.51           $11.72        $11.60        $11.13
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             2.78          2.16             5.02          8.40          2.20
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.80          1.75             1.77          1.78          1.78
Expenses after expense reductions (f)                 1.55          1.50             1.57          1.58          1.58
Net investment income                                 3.73          3.98             3.88          3.97          4.12
Portfolio turnover                                      13            11               11            13            14
Net assets at end of period (000 Omitted)          $16,885       $19,637          $23,564       $25,470       $26,970
---------------------------------------------------------------------------------------------------------------------


VIRGINIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS C

Net asset value, beginning of period                $11.52        $11.72           $11.61        $11.13        $11.36
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.43         $0.46            $0.45         $0.45         $0.47
Net realized and unrealized gain (loss) on
investments                                          (0.11)        (0.20)            0.11          0.48         (0.23)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.32         $0.26            $0.56         $0.93         $0.24
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.43)       $(0.46)          $(0.45)       $(0.45)       $(0.47)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.41        $11.52           $11.72        $11.61        $11.13
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             2.78          2.25             4.93          8.49          2.10
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.80          1.75             1.77          1.78          1.77
Expenses after expense reductions (f)                 1.55          1.50             1.57          1.58          1.57
Net investment income                                 3.72          3.98             3.88          3.97          4.10
Portfolio turnover                                      13            11               11            13            14
Net assets at end of period (000 Omitted)          $12,995       $12,208          $13,338       $12,758       $10,619
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


WEST VIRGINIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS A

Net asset value, beginning of period                $11.58        $11.82           $11.77        $11.32        $11.45
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.48         $0.51            $0.51         $0.55         $0.57
Net realized and unrealized gain (loss) on
investments                                          (0.11)        (0.25)            0.05          0.46         (0.14)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.37         $0.26            $0.56         $1.01         $0.43
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.48)       $(0.50)          $(0.51)       $(0.56)       $(0.56)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.47        $11.58           $11.82        $11.77        $11.32
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             3.21          2.28             4.84          9.04          3.79
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.17          1.14             1.13          1.16          1.13
Expenses after expense reductions (f)                 0.92          0.89             0.93          0.96          0.93
Net investment income                                 4.16          4.35             4.33          4.71          4.97
Portfolio turnover                                       7            14               17            13             2
Net assets at end of period
(000 Omitted)                                     $134,416      $134,459         $140,599      $139,564      $121,860
---------------------------------------------------------------------------------------------------------------------


WEST VIRGINIA FUND
                                                                            YEARS ENDED 3/31
                                                  -------------------------------------------------------------------
                                                      2006          2005             2004          2003          2002
CLASS B

Net asset value, beginning of period                $11.58        $11.82           $11.76        $11.31        $11.44
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income (d)                            $0.41         $0.43            $0.43         $0.47         $0.50
Net realized and unrealized gain (loss) on
investments                                          (0.13)        (0.24)            0.06          0.46         (0.15)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.28         $0.19            $0.49         $0.93         $0.35
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
From net investment income                          $(0.40)       $(0.43)          $(0.43)       $(0.48)       $(0.48)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.46        $11.58           $11.82        $11.76        $11.31
---------------------------------------------------------------------------------------------------------------------
Total return (%)(r)(s)(t)                             2.45          1.62             4.25          8.34          3.12
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.82          1.79             1.78          1.81          1.79
Expenses after expense reductions (f)                 1.57          1.54             1.58          1.61          1.59
Net investment income                                 3.51          3.71             3.68          4.06          4.31
Portfolio turnover                                       7            14               17            13             2
Net assets at end of period (000 Omitted)          $12,388       $14,334          $17,744       $19,443       $16,248
---------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which a fund will use or currently anticipates using are denoted by a check (x) mark. However, a fund may not use all of these techniques and practices. Investment techniques and practices which the funds do not currently anticipate using but which the funds reserve the freedom to use are denoted by a dash (-) mark. Investment techniques and practices which are the principal focus of a fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non- principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................

    SYMBOLS     x funds use, or currently     -- permitted, but the funds do
                  anticipate using               not currently anticipate using
    ---------------------------------------------------------------------------

      Debt Securities
        Asset-Backed Securities
          Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities                                   x
          Corporate Asset-Backed Securities                           --
          Mortgage Pass-Through Securities                            --
          Stripped Mortgage-Backed Securities                         --
        Corporate Securities                                          x
        Loans and Other Direct Indebtedness                           x
        Lower Rated Bonds                                             x
        Municipal Bonds                                               x
        U.S. Government Securities                                    x
        Variable and Floating Rate Obligations                        x
        Zero Coupon Bonds                                             x
      Equity Securities                                               x
      Foreign Securities Exposure
        Brady Bonds                                                   --
        Depositary Receipts                                           --
        Dollar-Denominated Foreign Debt Securities                    --
        Emerging Markets                                              --
        Foreign Securities                                            --
      Forward Contracts                                               --
      Futures Contracts                                               x
      Indexed Securities/Structured Products                          x
      Inverse Floating Rate Obligations                               x
      Investment in Other Investment Companies
        Open-End Funds                                                x
        Closed-End Funds                                              x
      Lending of Portfolio Securities                                 x
      Leveraging Transactions
        Bank Borrowings                                               --
        Mortgage "Dollar-Roll" Transactions                           x
        Reverse Repurchase Agreements                                 --
      Options
        Options on Foreign Currencies                                 --
        Options on Futures Contracts                                  x
        Options on Securities                                         x
        Options on Stock Indices                                      --
        Reset Options                                                 --
        "Yield Curve" Options                                         --
      Repurchase Agreements                                           x
      Short Sales                                                     --
      Short Term Instruments                                          x
      Swaps and Related Derivative Instruments                        x
      Temporary Borrowings                                            x
      Temporary Defensive Positions                                   x
      "When-Issued" Securities                                        x

----------
APPENDIX B
----------



                                                    TAX EQUIVALENT YIELD TABLES
                                     (RATES FOR 2006 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, New
York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia personal income tax laws that apply to
2006. The State of Florida does not currently impose an income tax on individuals. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minumum tax.


ALABAMA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    14.02%    3.49%    4.65%    5.82%     6.98%     8.14%     9.30%    0.100    0.044690    0.1402
                  $      0- 15,100  14.02     3.49     4.65     5.82      6.98      8.14      9.30     0.100    0.044690    0.1402
$  7,551- 30,650                    19.25     3.72     4.95     6.19      7.43      8.67      9.91     0.150    0.050000    0.1925
                  $ 15,101- 61,300  19.25     3.72     4.95     6.19      7.43      8.67      9.91     0.150    0.050000    0.1925
$ 30,651- 74,200  $ 61,301-123,700  28.75     4.21     5.61     7.02      8.42      9.82     11.23     0.250    0.050000    0.2875
$ 74,201-154,800  $123,701-188,450  31.60     4.39     5.85     7.31      8.77     10.23     11.70     0.280    0.050000    0.3160
$154,801-336,550  $188,451-336,550  36.35     4.71     6.28     7.86      9.43     11.00     12.57     0.330    0.050000    0.3635
$336,551 & Over   $336,551 & Over   38.25     4.86     6.48     8.10      9.72     11.34     12.96     0.350    0.050000    0.3825


   * Net amount subject to Federal and Alabama personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Alabama rate assumes itemization of state tax deduction.



ARKANSAS -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    11.73%    3.40%    4.53%    5.66%     6.80%     7.93%     9.06%    0.100    0.019234    0.1173
                  $      0- 15,100  12.73     3.44     4.58     5.73      6.88      8.02      9.17     0.100    0.030293    0.1273
$  7,551- 30,650                    19.55     3.73     4.97     6.22      7.46      8.70      9.94     0.150    0.053534    0.1955
                  $ 15,101- 61,300  20.65     3.78     5.04     6.30      7.56      8.82     10.08     0.150    0.066448    0.2065
$ 30,651- 74,200  $ 61,301-123,700  30.25     4.30     5.73     7.17      8.60     10.04     11.47     0.250    0.070000    0.3025
$ 74,201-154,800  $123,701-188,450  33.04     4.48     5.97     7.47      8.96     10.45     11.95     0.280    0.070000    0.3304
$154,801-336,550  $188,451-336,550  37.69     4.81     6.42     8.02      9.63     11.23     12.84     0.330    0.070000    0.3769
$336,551 & Over   $336,551 & Over   39.55     4.96     6.62     8.27      9.93     11.58     13.23     0.350    0.070000    0.3955


   * Net amount subject to Federal and Arkansas personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Arkansas rate assumes itemization of state tax deduction.



CALIFORNIA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    11.05%    3.37%    4.50%    5.62%     6.75%     7.87%     8.99%    0.100    0.011628    0.1105
                  $    0-   15,100  11.05     3.37     4.50     5.62      6.75      7.87      8.99     0.100    0.011628    0.1105
$  7,550- 30,650                    18.37     3.68     4.90     6.13      7.35      8.58      9.80     0.150    0.039633    0.1837
                  $ 15,101- 61,300  18.37     3.68     4.90     6.13      7.35      8.58      9.80     0.150    0.039633    0.1837
$ 30,651- 74,200                    31.66     4.39     5.85     7.32      8.78     10.24     11.71     0.250    0.088769    0.3166
                  $ 61,301-123,700  31.53     4.38     5.84     7.30      8.76     10.22     11.68     0.250    0.087096    0.3153
$ 74,201-154,800  $123,701-188,450  34.70     4.59     6.13     7.66      9.19     10.72     12.25     0.280    0.093000    0.3470
$154,801-336,550  $188,451-336,550  39.23     4.94     6.58     8.23      9.87     11.52     13.16     0.330    0.093000    0.3923
$336,551 & Over   $336,551 & Over   41.05     5.09     6.79     8.48     10.18     11.87     13.57     0.350    0.093000    0.4105


   * Net amount subject to Federal and California personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and California rate assumes itemization of state tax deduction.



GEORGIA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    13.13%    3.45%    4.60%    5.76%     6.91%     8.06%     9.21%    0.100    0.034808    0.1313
                  $      0- 15,100  13.85     3.48     4.64     5.80      6.96      8.13      9.29     0.100    0.042768    0.1385
$  7,551- 30,650                    20.10     3.75     5.01     6.26      7.51      8.76     10.01     0.150    0.060000    0.2010
                  $ 15,101- 61,300  20.10     3.75     5.01     6.26      7.51      8.76     10.01     0.150    0.060000    0.2010
$ 30,651- 74,200  $ 61,301-123,700  29.50     4.26     5.67     7.09      8.51      9.93     11.35     0.250    0.060000    0.2950
$ 74,201-154,800  $123,701-188,450  32.32     4.43     5.91     7.39      8.87     10.34     11.82     0.280    0.060000    0.3232
$154,801-336,550  $188,451-336,550  37.02     4.76     6.35     7.94      9.53     11.11     12.70     0.330    0.060000    0.3702
$336,551 & Over   $336,551 & Over   38.90     4.91     6.55     8.18      9.82     11.46     13.09     0.350    0.060000    0.3890


   * Net amount subject to Federal and Georgia personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Georgia rate assumes itemization of state tax deduction.



MARYLAND -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    13.65%    3.47%    4.63%    5.79%     6.95%     8.11%     9.26%    0.100    0.040531    0.1365
                  $      0- 15,100  13.96     3.49     4.65     5.81      6.97      8.14      9.30     0.100    0.044015    0.1396
$  7,551- 30,650                    19.04     3.71     4.94     6.18      7.41      8.65      9.88     0.150    0.047500    0.1904
                  $ 15,101- 61,300  19.04     3.71     4.94     6.18      7.41      8.65      9.88     0.150    0.047500    0.1904
$ 30,651- 74,200  $ 61,301-123,700  28.56     4.20     5.60     7.00      8.40      9.80     11.20     0.250    0.047500    0.2856
$ 74,201-154,800  $123,701-188,450  31.42     4.37     5.83     7.29      8.75     10.21     11.67     0.280    0.047500    0.3142
$154,801-336,550  $188,451-336,550  36.18     4.70     6.27     7.83      9.40     10.97     12.54     0.330    0.047500    0.3618
$336,551 & Over   $336,551 & Over   38.09     4.85     6.46     8.08      9.69     11.31     12.92     0.350    0.047500    0.3809


   * Net amount subject to Federal and Maryland personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Maryland rate assumes itemization of state tax deduction.



MASSACHUSETTS -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550  $      0- 15,100  14.77%    3.52%    4.69%    5.87%     7.04%     8.21%     9.39%    0.100    0.053000    0.1477
$  7,551- 30,650  $ 15,101- 61,300  19.51     3.73     4.97     6.21      7.45      8.70      9.94     0.150    0.053000    0.1951
$ 30,651- 74,200  $ 61,301-123,700  28.98     4.22     5.63     7.04      8.45      9.86     11.26     0.250    0.053000    0.2898
$ 74,201-154,800  $123,701-188,450  31.82     4.40     5.87     7.33      8.80     10.27     11.73     0.280    0.053000    0.3182
$154,801-336,550  $188,451-336,550  36.55     4.73     6.30     7.88      9.46     11.03     12.61     0.330    0.053000    0.3655
$336,551 & Over   $336,551 & Over   38.45     4.87     6.50     8.12      9.75     11.37     13.00     0.350    0.053000    0.3845


   * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.


MISSISSIPPI -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    13.00%    3.45%    4.60%    5.75%     6.90%     8.05%     9.20%    0.100    0.033372    0.1300
                  $      0- 15,100  13.61     3.47     4.63     5.79      6.95      8.10      9.26     0.100    0.040060    0.1361
$  7,551- 30,650                    19.16     3.71     4.95     6.19      7.42      8.66      9.90     0.150    0.048938    0.1916
                  $ 15,101- 61,300  19.25     3.72     4.95     6.19      7.43      8.67      9.91     0.150    0.050000    0.1925
$ 30,651- 74,200  $ 61,301-123,700  28.75     4.21     5.61     7.02      8.42      9.82     11.23     0.250    0.050000    0.2875
$ 74,201-154,800  $123,701-188,450  31.60     4.39     5.85     7.31      8.77     10.23     11.70     0.280    0.050000    0.3160
$154,801-336,550  $188,451-336,550  36.35     4.71     6.28     7.86      9.43     11.00     12.57     0.330    0.050000    0.3635
$336,551 & Over   $336,551 & Over   38.25     4.86     6.48     8.10      9.72     11.34     12.96     0.350    0.050000    0.3825

   * Net amount subject to Federal and Mississippi personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Mississippi rate assumes itemization of state tax deduction.



NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550  $      0- 15,100  13.60%    3.47%    4.63%    5.79%     6.94%     8.10%     9.26%    0.100    0.040000    0.1360
$  7,551- 30,650  $ 15,101- 61,300  20.15     3.76     5.01     6.26      7.51      8.77     10.02     0.150    0.060620    0.2015
$ 30,651- 74,200  $ 61,301-123,700  30.14     4.29     5.73     7.16      8.59     10.02     11.45     0.250    0.068500    0.3014
$ 74,201-154,800                    32.93     4.47     5.96     7.45      8.95     10.44     11.93     0.280    0.068500    0.3293
                  $123,701-188,450  32.93     4.47     5.96     7.45      8.95     10.44     11.93     0.280    0.068500    0.3293
$154,801-336,550  $188,451-336,550  37.59     4.81     6.41     8.01      9.61     11.22     12.82     0.330    0.068500    0.3759
$336,551 & Over   $336,551 & Over   39.45     4.95     6.61     8.26      9.91     11.56     13.21     0.350    0.068500    0.3945


   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and New York rate assumes itemization of state tax deduction.



NEW YORK - NEW YORK CITY RESIDENTS ONLY -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                     TAX-EXEMPT YIELD
----------------------------------  INCOME     -------------------------------------------           AVERAGE   AVERAGE   COMBINED
     SINGLE            JOINT          TAX                                                   FEDERAL   STATE     CITY     FED. & ST.
      2006              2006        BRACKET**  3.0%   4.0%   5.0%    6.0%    7.0%     8.0%    RATE     RATE     RATE      RATE***
----------------  ----------------  ---------  -------------------------------------------   ------- -------   -------   --------
           NOT                NOT
  OVER    OVER     OVER      OVER                      EQUIVALENT TAXABLE YIELD
$      0-  7,550  $      0- 15,100  15.90%     3.57%  4.76%  5.95%   7.13%   8.32%   9.51%   0.10    0.040000   0.025500   0.1590
$  7,551- 30,650                    22.71      3.88   5.18   6.47    7.76    9.06   10.35    0.15    0.060620   0.030060   0.2271
                  $ 15,101- 61,300  22.74      3.88   5.18   6.47    7.77    9.06   10.35    0.15    0.060624   0.030401   0.2274
$ 30,651- 74,200  $61,301- 123,700  32.52      4.45   5.93   7.41    8.89   10.37   11.86    0.25    0.068500   0.031770   0.3252
$ 74,201-154,800  $123,701-188,450  35.24      4.63   6.18   7.72    9.26   10.81   12.35    0.28    0.068500   0.032000   0.3524
$154,801-336,500  $188,451-336,500  39.73      4.98   6.64   8.30    9.96   11.61   13.27    0.33    0.068500   0.032000   0.3973
$336,551 & Over   $336,551 & Over   41.53      5.13   6.84   8.55   10.26   11.97   13.68    0.35    0.068500   0.032000   0.4153


   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and New York rate assumes itemization of state tax deduction.



NORTH CAROLINA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550  $      0- 15,100  15.40%    3.55%    4.73%    5.91%      7.09%    8.27%     9.46%    0.100    0.060000    0.1540
$  7,551- 30,650                    20.76     3.79     5.05     6.31       7.57     8.83     10.10     0.150    0.067746    0.2076
                  $ 15,101- 61,300  20.84     3.79     5.05     6.32       7.58     8.84     10.11     0.150    0.068668    0.2084
$ 30,651- 74,200                    30.43     4.31     5.75     7.19       8.62    10.06     11.50     0.250    0.072444    0.3043
                  $ 61,301-123,700  30.46     4.31     5.75     7.19       8.63    10.07     11.50     0.250    0.072847    0.3046
$ 74,201-154,800                    33.74     4.53     6.04     7.55       9.06    10.56     12.07     0.280    0.079658    0.3374
                  $123,701-188,450  33.58     4.52     6.02     7.53       9.03    10.54     12.04     0.280    0.077500    0.3358
$154,801-336,550                    38.53     4.88     6.51     8.13       9.76    11.39     13.01     0.330    0.082500    0.3853
                  $188,451-336,550  38.50     4.88     6.50     8.13       9.76    11.38     13.01     0.330    0.082110    0.3850
$336,551 & Over   $336,551 & Over   40.36     5.03     6.71     8.38      10.06    11.74     13.41     0.350    0.082500    0.4036


   * Net amount subject to Federal and North Carolina personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and North Carolina rate assumes itemization of state tax deduction.



PENNSYLVANIA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550  $      0- 15,100  12.76%    3.44%    4.59%    5.73%     6.88%     8.02%     9.17%    0.100    0.030700    0.1276
$  7,551- 30,650  $ 15,101- 61,300  17.61     3.64     4.85     6.07      7.28      8.50      9.71     0.150    0.030700    0.1761
$ 30,651- 74,200  $ 61,301-123,700  27.30     4.13     5.50     6.88      8.25      9.63     11.00     0.250    0.030700    0.2730
$ 74,201-154,800  $123,701-188,450  30.21     4.30     5.73     7.16      8.60     10.03     11.46     0.280    0.030700    0.3021
$154,801-336,550  $188,451-336,550  35.06     4.62     6.16     7.70      9.24     10.78     12.32     0.330    0.030700    0.3506
$336,551 & Over   $336,551 & Over   37.00     4.76     6.35     7.94      9.52     11.11     12.70     0.350    0.030700    0.3700


   * Net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average rate for the Federal tax bracket.
 *** Combined Federal and Pennsylvania rate assumes itemization of state tax deduction.



SOUTH CAROLINA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    12.85%    3.44%    4.59%    5.74%     6.88%     8.03%     9.18%    0.100    0.031613    0.1285
                  $      0- 15,100  14.11     3.49     4.66     5.82      6.99      8.15      9.31     0.100    0.045689    0.1411
$  7,551- 30,650                    20.67     3.78     5.04     6.30      7.56      8.82     10.08     0.150    0.066656    0.2067
                  $ 15,101- 61,300  20.95     3.80     5.06     6.33      7.59      8.86     10.12     0.150    0.070000    0.2095
$ 30,651- 74,200  $ 61,301-123,700  30.25     4.30     5.73     7.17      8.60     10.04     11.47     0.250    0.070000    0.3025
$ 74,201-154,800  $123,701-188,450  33.04     4.48     5.97     7.47      8.96     10.45     11.95     0.280    0.070000    0.3304
$154,801-336,550  $188,451-336,550  37.69     4.81     6.42     8.02      9.63     11.23     12.84     0.330    0.070000    0.3769
$336,551 & Over   $336,551 & Over   39.55     4.96     6.62     8.27      9.93     11.58     13.23     0.350    0.070000    0.3955


   * Net amount subject to Federal and South Carolina personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and South Carolina rate assumes itemization of state tax deduction.



TENNESSEE -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,500  $      0- 15,100  15.40%    3.55%    4.73%    5.91%     7.09%     8.27%     9.46%    0.100    0.060000    0.1540
$  7,551- 30,650  $ 15,101- 61,300  20.10     3.75     5.01     6.26      7.51      8.76     10.01     0.150    0.060000    0.2010
$ 30,651- 74,200  $ 61,301-123,700  29.50     4.26     5.67     7.09      8.51      9.93     11.35     0.250    0.060000    0.2950
$ 74,201-154,800  $123,701-188,450  32.32     4.43     5.91     7.39      8.87     10.34     11.82     0.280    0.060000    0.3232
$154,801-336,550  $188,451-336,550  37.02     4.76     6.35     7.94      9.53     11.11     12.70     0.330    0.060000    0.3702
$336,551 & Over   $336,551 & Over   38.90     4.91     6.55     8.18      9.82     11.46     13.09     0.350    0.060000    0.3890


   * Net amount subject to Federal and Tennessee personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Tennessee rate assumes itemization of state tax deduction.



VIRGINIA -- 2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    12.95%    3.45%    4.60%    5.74%     6.89%     8.04%     9.19%    0.100    0.032771    0.1295
                  $      0- 15,100  13.72     3.48     4.64     5.80      6.95      8.11      9.27     0.100    0.041385    0.1372
$  7,551- 30,650                    19.63     3.73     4.98     6.22      7.47      8.71      9.95     0.150    0.054430    0.1963
                  $ 15,101- 61,300  19.86     3.74     4.99     6.24      7.49      8.73      9.98     0.150    0.057190    0.1986
$ 30,651- 74,200  $ 61,301-123,700  29.31     4.24     5.66     7.07      8.49      9.90     11.32     0.250    0.057500    0.2931
$ 74,201-154,800  $123,701-188,450  32.14     4.42     5.89     7.37      8.84     10.32     11.79     0.280    0.057500    0.3214
$154,801-336,550  $188,451-336,550  36.85     4.75     6.33     7.92      9.50     11.08     12.67     0.330    0.057500    0.3685
$336,551 & Over   $336,551 & Over   38.74     4.90     6.53     8.16      9.79     11.43     13.06     0.350    0.057500    0.3874


   * Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and Virginia rate assumes itemization of state tax deduction.



WEST VIRGINIA --  2006 TAX YEAR
----------------------------------------------------------------------------------------------------------------------------------
         TAXABLE INCOME*                                      TAX-EXEMPT YIELD
----------------------------------  INCOME    -----------------------------------------------------            AVERAGE    COMBINED
     SINGLE            JOINT          TAX                                                            FEDERAL    STATE     FED. & ST.
      2006              2006        BRACKET** 3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE      RATE      RATE***
----------------  ----------------  --------- ------------------------------------------------------  -------  ----------  --------
           NOT                NOT
  OVER    OVER     OVER      OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,550                    12.70%    3.44%    4.58%    5.73%     6.87%     8.02%     9.16%    0.100    0.030000    0.1270
                  $      0- 15,100  13.00     3.45     4.60     5.75      6.90      8.05      9.20     0.100    0.033375    0.1300
$  7,551- 30,650                    18.41     3.68     4.90     6.13      7.35      8.58      9.81     0.150    0.040159    0.1841
                  $ 15,101- 61,300  19.33     3.72     4.96     6.20      7.44      8.68      9.92     0.150    0.050981    0.1933
$ 30,651- 74,200                    29.38     4.25     5.66     7.08      8.50      9.91     11.33     0.250    0.058407    0.2938
                  $ 61,301-123,700  29.88     4.28     5.70     7.13      8.56      9.98     11.41     0.250    0.065000    0.2988
$ 74,201-154,800  $123,701-188,550  32.68     4.46     5.94     7.43      8.91     10.40     11.88     0.280    0.065000    0.3268
$154,801-336,550  $188,451-336,550  37.36     4.79     6.39     7.98      9.58     11.17     12.77     0.330    0.065000    0.3736
$336,551 & Over   $336,551 & Over   39.23     4.94     6.58     8.23      9.87     11.52     13.16     0.350    0.065000    0.3923


   * Net amount subject to Federal and West Virginia personal income tax after deductions and exemptions.
  ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
 *** Combined Federal and West Virginia rate assumes itemization of state tax deduction.

MFS(R) MUNICIPAL SERIES TRUST


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Municipal Series Trust, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and
(iii) identify the class and number of shares held by the shareholder.


  IF YOU WANT MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions and the funds' investment strategy on performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2006, provides more detailed information about the funds and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:


    MFS Service Center, Inc.
    500 Boylston Street
    Boston, MA 02116-3741
    Telephone: 1-800-225-2606
    Internet: MFS.COM


Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:


    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE
    Room 1580
    Washington, DC 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


    The funds' Investment Company Act file number is 811-4096.

M F S(SM)                                               STATEMENT OF ADDITIONAL
INVESTMENT MANGEMENT(R)                                             INFORMATION


                                                                 AUGUST 1, 2006

MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND


EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 2006. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Reports without charge by contacting the Funds' transfer agent, MFS Service Center, Inc. (Please see back cover of Part II of this SAI for address and telephone number.)


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Funds, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                  MST-SAI-8/06

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Funds.

-----------------
TABLE OF CONTENTS
-----------------
                                                                        Page


I    Definitions ........................................................ 3
II   Management of the Funds ............................................ 3
     The Funds .......................................................... 3
     Trustees and Officers -- Identification and Background ............. 3
     Trustee Compensation and Committees ................................ 3
     Portfolio Manager .................................................. 3
     Affiliated Service Provider Compensation ........................... 3
III  Sales Charges and Distribution Plan Payments ....................... 3
     Sales Charges ...................................................... 3
     Distribution Plan  Payments ........................................ 3
IV   Portfolio Transactions and Brokerage Commissions ................... 3
V    Share Ownership .................................................... 4
VI   Investment Techniques, Practices, Risks and Restrictions ........... 4
     Investment Techniques, Practices and Risks ......................... 4
     Investment Restrictions ............................................ 4
VII  Tax Considerations ................................................. 4
VIII Independent Registered Public Accounting Firm
     and Financial Statements ........................................... 4
IX   Additional Information Concerning the States ....................... 4
     Appendix A -- Trustee Compensation and Committees .................. A-1
     Appendix B -- Affiliated Service Provider Compensation ............. B-1
     Appendix C -- Portfolio Managers ................................... C-1
     Appendix D -- Sales Charges and Distribution Plan Payments ......... D-1
     Appendix E -- Portfolio Transactions and Brokerage Commissions ..... E-1
     Appendix F -- Share Ownership ...................................... F-1
     Appendix G -- Additional Information Concerning the States ......... G-1

I     DEFINITIONS

      "Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of the Trust.

      "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Funds, dated August 1, 2006, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUNDS


      THE FUNDS
      The Trust is an open-end management investment company. The Funds listed below are diversified series of the Trust. This means that, with respect to 75% of its total assets, a diversified series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or
      (2) purchase securities of any issuer if, as a result, more than 5% of a Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

      Alabama Municipal Bond Fund
      California Municipal Bond Fund
      Florida Municipal Bond Fund
      Georgia Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      South Carolina Municipal Bond Fund
      Tennessee Municipal Bond Fund
      Virginia Municipal Bond Fund


      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.


      PORTFOLIO MANAGER
      Information regarding the Funds' portfolio manager, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in Appendix C to this Part I.


      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix B to this Part I.


III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this
      Part I, together with the Funds' schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."


      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Funds' most recent fiscal year are set forth in Appendix E to this Part I.


V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS funds overseen, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices for each Fund:

        o Speculative Securities and Lower Rated Securities may not exceed one-third of a Fund's net assets;

        o Revenue Bonds may be up to 100% of a Fund's net assets.

      INVESTMENT RESTRICTIONS
      Each Fund has adopted certain investment restrictions which are described in Appendix F to Part II.

VII   TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II of this SAI.

VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Funds' independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Funds' Financial Statements and Financial Highlights for the fiscal year ended March 31, 2006 are incorporated by reference into this SAI from the Funds' Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Funds' Annual Report accompanies this SAI.


IX    ADDITIONAL INFORMATION CONCERNING THE STATES

      Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix G to this Part I.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

    TRUSTEE COMPENSATION TABLES
    ............................................................................................................
    ALABAMA FUND                   TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    ------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A

    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $ 70                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $299                     $0                        $192,518
    David H. Gunning                      $316                     N/A                       $204,768
    William R. Gutow                      $299                     N/A                       $192,518
    Michael Hegarty                       $292                     N/A                       $188,304
    J. Atwood Ives                        $382                     $0                        $275,518
    Amy B. Lane(4)                        $321                     N/A                       $215,518
    Lawrence T. Perera                    $308                     $0                        $203,304
    J. Dale Sherratt                      $331                     $0                        $221,143
    Laurie J. Thomsen                     $298                     N/A                       $187,787
    Robert W. Uek(3)                      $ 70                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the
        Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at
        December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    .............................................................................................................
    ARKANSAS FUND                  TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $507                     $0                        $192,518
    David H. Gunning                      $532                     N/A                       $204,768
    William R. Gutow                      $507                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $627                     $0                        $275,518
    Amy B. Lane(4)                        $540                     N/A                       $215,518
    Lawrence T. Perera                    $519                     $0                        $203,304
    J. Dale Sherratt                      $554                     $0                        $221,143
    Laurie J. Thomsen                     $505                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the
        Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at
        December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    CALIFORNIA FUND                TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                  $  233                    N/A                          N/A
    Lawrence H. Cohn, M.D.               $1,016                    $0                        $192,518
    David H. Gunning                     $1,088                    N/A                       $204,768
    William R. Gutow                     $1,016                    N/A                       $192,518
    Michael Hegarty                      $  993                    N/A                       $188,304
    J. Atwood Ives                       $1,370                    $0                        $275,518
    Amy B. Lane(4)                       $1,113                    N/A                       $215,518
    Lawrence T. Perera                   $1,061                    $0                        $203,304
    J. Dale Sherratt                     $1,154                    $0                        $221,143
    Laurie J. Thomsen                    $1,020                    N/A                       $187,787
    Robert W. Uek(3)                     $  233                    N/A                          N/A
        ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the
        Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at
        December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    FLORIDA FUND                   TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $ 70                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $299                     $0                        $192,518
    David H. Gunning                      $315                     N/A                       $204,768
    William R. Gutow                      $299                     N/A                       $192,518
    Michael Hegarty                       $292                     N/A                       $188,304
    J. Atwood Ives                        $378                     $0                        $275,518
    Amy B. Lane(4)                        $320                     N/A                       $215,518
    Lawrence T. Perera                    $307                     $0                        $203,304
    J. Dale Sherratt                      $330                     $0                        $221,143
    Laurie J. Thomsen                     $298                     N/A                       $187,787
    Robert W. Uek(3)                      $ 70                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the
        Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at
        December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    GEORGIA FUND                   TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $ 70                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $298                     $0                        $192,518
    David H. Gunning                      $310                     N/A                       $204,768
    William R. Gutow                      $298                     N/A                       $192,518
    Michael Hegarty                       $292                     N/A                       $188,304
    J. Atwood Ives                        $357                     $0                        $275,518
    Amy B. Lane(4)                        $315                     N/A                       $215,518
    Lawrence T. Perera                    $303                     $0                        $203,304
    J. Dale Sherratt                      $321                     $0                        $221,143
    Laurie J. Thomsen                     $296                     N/A                       $187,787
    Robert W. Uek(3)                      $ 70                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the
        Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at
        December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    MARYLAND FUND                  TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $507                     $0                        $192,518
    David H. Gunning                      $534                     N/A                       $204,768
    William R. Gutow                      $507                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $640                     $0                        $275,518
    Amy B. Lane(4)                        $544                     N/A                       $215,518
    Lawrence T. Perera                    $522                     $0                        $203,304
    J. Dale Sherratt                      $559                     $0                        $221,143
    Laurie J. Thomsen                     $506                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    MASSACHUSETTS FUND             TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                      N/A                      N/A                          N/A
    Robert C. Pozen                        N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $  233                    N/A                          N/A
    Lawrence H. Cohn, M.D.                $1,014                    $0                        $192,518
    David H. Gunning                      $1,060                    N/A                       $204,768
    William R. Gutow                      $1,014                    N/A                       $192,518
    Michael Hegarty                       $  992                    N/A                       $188,304
    J. Atwood Ives                        $1,237                    $0                        $275,518
    Amy B. Lane(4)                        $1,075                    N/A                       $215,518
    Lawrence T. Perera                    $1,035                    $0                        $203,304
    J. Dale Sherratt                      $1,101                    $0                        $221,143
    Laurie J. Thomsen                     $1,009                    N/A                       $187,787
    Robert W. Uek(3)                      $  233                    N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    MISSISSIPPI FUND               TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $ 70                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $299                     $0                        $192,518
    David H. Gunning                      $315                     N/A                       $204,768
    William R. Gutow                      $299                     N/A                       $192,518
    Michael Hegarty                       $292                     N/A                       $188,304
    J. Atwood Ives                        $378                     $0                        $275,518
    Amy B. Lane(4)                        $320                     N/A                       $215,518
    Lawrence T. Perera                    $307                     $0                        $203,304
    J. Dale Sherratt                      $330                     $0                        $221,143
    Laurie J. Thomsen                     $298                     N/A                       $187,787
    Robert W. Uek(3)                      $ 70                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    NEW YORK FUND                  TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $508                     $0                        $192,518
    David H. Gunning                      $540                     N/A                       $204,768
    William R. Gutow                      $508                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $668                     $0                        $275,518
    Amy B. Lane(4)                        $552                     N/A                       $215,518
    Lawrence T. Perera                    $527                     $0                        $203,304
    J. Dale Sherratt                      $570                     $0                        $221,143
    Laurie J. Thomsen                     $509                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    NORTH CAROLINA FUND            TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                                             N/A                      N/A                          N/A
    Robert C. Pozen                                               N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                                          $  233                    N/A                          N/A
    Lawrence H. Cohn, M.D.                                       $1,015                    $0                        $192,518
    David H. Gunning                                             $1,080                    N/A                       $204,768
    William R. Gutow                                             $1,015                    N/A                       $192,518
    Michael Hegarty                                              $  993                    N/A                       $188,304
    J. Atwood Ives                                               $1,330                    $0                        $275,518
    Amy B. Lane(4)                                               $1,101                    N/A                       $215,518
    Lawrence T. Perera                                           $1,053                    $0                        $203,304
    J. Dale Sherratt                                             $1,138                    $0                        $221,143
    Laurie J. Thomsen                                            $1,017                    N/A                       $187,787
    Robert W. Uek(3)                                             $  233                    N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    PENNSYLVANIA FUND              TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $507                     $0                        $192,518
    David H. Gunning                      $527                     N/A                       $204,768
    William R. Gutow                      $507                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $605                     $0                        $275,518
    Amy B. Lane(4)                        $534                     N/A                       $215,518
    Lawrence T. Perera                    $515                     $0                        $203,304
    J. Dale Sherratt                      $545                     $0                        $221,143
    Laurie J. Thomsen                     $503                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    SOUTH CAROLINA FUND            TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $507                     $0                        $192,518
    David H. Gunning                      $537                     N/A                       $204,768
    William R. Gutow                      $507                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $650                     $0                        $275,518
    Amy B. Lane(4)                        $546                     N/A                       $215,518
    Lawrence T. Perera                    $524                     $0                        $203,304
    J. Dale Sherratt                      $563                     $0                        $221,143
    Laurie J. Thomsen                     $507                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    TENNESSEE FUND                 TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $507                     $0                        $192,518
    David H. Gunning                      $530                     N/A                       $204,768
    William R. Gutow                      $507                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $618                     $0                        $275,518
    Amy B. Lane(4)                        $537                     N/A                       $215,518
    Lawrence T. Perera                    $517                     $0                        $203,304
    J. Dale Sherratt                      $550                     $0                        $221,143
    Laurie J. Thomsen                     $504                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    VIRGINIA FUND                  TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                      N/A                      N/A                          N/A
    Robert C. Pozen                        N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $  233                    N/A                          N/A
    Lawrence H. Cohn, M.D.                $1,015                    $0                        $192,518
    David H. Gunning                      $1,073                    N/A                       $204,768
    William R. Gutow                      $1,015                    N/A                       $192,518
    Michael Hegarty                       $  992                    N/A                       $188,304
    J. Atwood Ives                        $1,296                    $0                        $275,518
    Amy B. Lane(4)                        $1,092                    N/A                       $215,518
    Lawrence T. Perera                    $1,047                    $0                        $203,304
    J. Dale Sherratt                      $1,125                    $0                        $221,143
    Laurie J. Thomsen                     $1,014                    N/A                       $187,787
    Robert W. Uek(3)                      $  233                    N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


    ...........................................................................................................
    WEST VIRGINIA FUND             TRUSTEE FEES FROM   RETIREMENT BENEFITS ACCRUED  TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                             FUND(1)          AS PART OF FUND EXPENSE        AND FUND COMPLEX(2)
    -------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N/A                      N/A                          N/A
    Robert C. Pozen                       N/A                      N/A                          N/A
    NON-INTERESTED TRUSTEES
    Robert E. Butler(3)                   $117                     N/A                          N/A
    Lawrence H. Cohn, M.D.                $507                     $0                        $192,518
    David H. Gunning                      $534                     N/A                       $204,768
    William R. Gutow                      $507                     N/A                       $192,518
    Michael Hegarty                       $496                     N/A                       $188,304
    J. Atwood Ives                        $639                     $0                        $275,518
    Amy B. Lane(4)                        $543                     N/A                       $215,518
    Lawrence T. Perera                    $522                     $0                        $203,304
    J. Dale Sherratt                      $559                     $0                        $221,143
    Laurie J. Thomsen                     $506                     N/A                       $187,787
    Robert W. Uek(3)                      $117                     N/A                          N/A

    ----------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.



COMMITTEES
...................................................................................................................................
                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE       FISCAL YEAR                                  FUNCTIONS                             CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE             14            Oversees the accounting and auditing procedures of the      Butler*, Ives* (ex-officio
                                          Funds and, among other things, considers the selection      member), Sherratt*, Thomsen*
                                          of the independent accountants for the Funds and the        and Uek*
                                          scope of the audit, and considers the effect on the
                                          independence of those accountants of any non-audit
                                          services such accountants provide to the Funds and any
                                          audit or non-audit services such accountants provide to
                                          other MFS Funds, MFS and/or certain affiliates. The
                                          Committee is also responsible for establishing
                                          procedures for the receipt, retention and treatment of
                                          complaints received by the Funds regarding accounting,
                                          internal accounting controls, or auditing matters and
                                          the confidential, anonymous submission of concerns
                                          regarding questionable Fund accounting matters by
                                          officers of the Funds and employees of the Funds'
                                          investment adviser, administrator, principal underwriter
                                          or any other provider of accounting-related services to
                                          the Funds.

COMPLIANCE AND               9            Oversees the development and implementation of the          Butler*, Cohn*, Gunning*,
GOVERNANCE COMMITTEE                      Funds' regulatory and fiduciary compliance policies,        Gutow*, Hegarty*, Ives* (ex-
                                          procedures and practices under the 1940 Act and other       officio member) and
                                          applicable laws as well as oversight of compliance          Sherratt*
                                          policies of the Funds' investment adviser and certain
                                          other service providers as they relate to Fund
                                          activities. The Funds' Independent Chief Compliance
                                          Officer reports directly to the Committee and assists
                                          the Committee in carrying out its responsibilities. In
                                          addition, the Committee advises and makes
                                          recommendations to the Board on matters concerning Board
                                          practices and recommendations concerning the functions
                                          and duties of the committees of the Board.

CONTRACTS REVIEW             6            Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                 reasonably necessary to evaluate the terms of the           of the Board (Butler, Cohn,
                                          investment advisory and principal underwriting              Gunning, Gutow, Hegarty,
                                          agreements and the Plan of Distribution under Rule 12b-1    Ives, Perera, Sherratt,
                                          that a Fund proposes to renew or continue, and to make      Thomsen and Uek)
                                          its recommendations to the full Board of Trustees on
                                          these matters.

NOMINATION AND               3            Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                              event that a position is vacated or created. The            of the Board (Butler, Cohn,
COMMITTEE                                 Committee will consider recommendations by shareholders     Gunning, Gutow, Hegarty,
                                          when a vacancy exists. Shareholders wishing to recommend    Ives, Perera, Sherratt,
                                          candidates for Trustee for consideration by the             Thomsen and Uek)
                                          Committee may do so by writing to the Funds' Secretary
                                          at the principal executive office of the Funds. Such
                                          recommendations must be accompanied by biographical and
                                          occupational data on the candidate (including whether
                                          the candidate would be an "interested person" of the
                                          Funds), a written consent of the candidate to be named
                                          as a nominee and to serve as Trustee if elected, record
                                          and ownership information for the recommending
                                          shareholder with respect to the Funds, and a description
                                          of any arrangements or understandings regarding
                                          recommendation of the candidate for consideration. The
                                          Committee is also responsible for making recommendations
                                          to the Board regarding any necessary standards or
                                          qualifications for service on the Board. The Committee
                                          also reviews and makes recommendations to the Board
                                          regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND        8            Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                          Funds with respect to brokerage transactions involving      Hegarty*, Ives* (ex-officio
COMMITTEE                                 portfolio securities as those policies, procedures, and     member) and Perera*
                                          practices are carried out by MFS and its affiliates. The
                                          Committee also oversees the administration of the Funds'
                                          proxy voting policies and procedures by MFS. In
                                          addition, the Committee receives reports from MFS
                                          regarding the policies, procedures, and practices of MFS
                                          and its affiliates in connection with their marketing
                                          and distribution of shares of the Funds.

PRICING COMMITTEE            8            Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                          securities and other assets held by the Funds and           Perera*, Thomsen* and Uek
                                          determines or causes to be determined the fair value of
                                          securities and assets for which market quotations are
                                          not "readily available" in accordance with the 1940 Act.
                                          The Committee delegates primary responsibility for
                                          carrying out these functions to MFS and MFS' internal
                                          valuation committee pursuant to pricing policies and
                                          procedures approved by the Committee and adopted by the
                                          full Board, which include methodologies to be followed
                                          by MFS to determine the fair values of portfolio
                                          securities and other assets held by the Funds for which
                                          market quotations are not readily available. The
                                          Committee meets periodically with the members of MFS'
                                          internal valuation committee to review and assess the
                                          quality of fair valuation and other pricing
                                          determinations made pursuant to the Funds' pricing
                                          policies and procedures, and to review and assess the
                                          policies and procedures themselves. The Committee also
                                          exercises the responsibilities of the Board under the
                                          Amortized Cost Valuation Procedures approved by the
                                          Board on behalf of each Fund which holds itself out as a
                                          "money market fund" in accordance with Rule 2a-7 under
                                          the 1940 Act.

SERVICES CONTRACTS           5**          Reviews and evaluates the contractual arrangements of       Gunning*, Ives (ex-officio
COMMITTEE                                 the Funds relating to transfer agency, administrative       member)*, Sherratt*,
                                          services, custody, pricing and bookkeeping services and     Thomsen* and Uek*
                                          lending of portfolio securities and makes
                                          recommendations to the full Board of Trustees on these
                                          matters.

----------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.
 ** The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September
    27, 2005, the functions of the Services Contracts Committee were performed by the Funds' Audit Committee.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................


    Each Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D.

                                                                          PAID TO MFS                 PAID TO MFS      PAID TO MFSC
                                                                             FOR          AMOUNT      FOR GENERAL      FOR TRANSFER
                                                                           ADVISORY       WAIVED     ADMINISTRATIVE       AGENCY
    FISCAL YEAR ENDED   FUND                                               SERVICES       BY MFS        SERVICES        SERVICES(1)
    -------------------------------------------------------------------------------------------------------------------------------
    March 31, 2006      Alabama Fund ...................................  $  272,896   $  229,879      $ 17,808          $ 96,310
                        Arkansas Fund ..................................     414,074      345,100        23,073           145,503
                        California Fund ................................   1,168,445      973,826        51,617           410,992
                        Florida Fund ...................................     261,509      217,935        17,317            91,868
                        Georgia Fund ...................................     196,723      166,435        14,882            69,126
                        Maryland Fund ..................................     435,522      363,030        23,971           153,392
                        Massachusetts Fund .............................     734,755      612,409        35,281           258,652
                        Mississippi Fund ...............................     262,912      219,717        17,427            92,562
                        New York Fund ..................................     521,706      434,859        27,235           183,682
                        North Carolina Fund ............................   1,039,510      866,378        46,766           365,689
                        Pennsylvania Fund ..............................     334,342      278,607        20,034           117,352
                        South Carolina Fund ............................     479,203      399,362        25,541           168,397
                        Tennessee Fund .................................     366,701      305,648        21,330           128,989
                        Virginia Fund ..................................     940,298      783,646        42,966           330,601
                        West Virginia Fund .............................     445,387      371,168        24,259           156,514
    March 31, 2005      Alabama Fund ...................................  $  284,165   $  236,846       $ 7,508          $ 89,133
                        Arkansas Fund ..................................     423,146      352,716        11,243           132,745
                        California Fund ................................   1,235,546    1,029,885        32,691           387,544
                        Florida Fund ...................................     269,919      225,031         7,186            84,771
                        Georgia Fund ...................................     205,165      171,003         5,425            64,346
                        Maryland Fund ..................................     472,904      395,250        12,519           148,296
                        Massachusetts Fund .............................     770,504      642,228        20,378           241,720
                        Mississippi Fund ...............................     276,981      230,849         7,341            86,911
                        New York Fund ..................................     557,614      464,776        14,737           174,897
                        North Carolina Fund ............................   1,097,660      914,978        29,062           344,246
                        Pennsylvania Fund ..............................     336,156      280,234         7,192           105,536
                        South Carolina Fund ............................     493,936      412,809        13,085           154,959
                        Tennessee Fund .................................     395,808      329,962        10,495           124,087
                        Virginia Fund ..................................     972,363      810,457        25,753           305,026
                        West Virginia Fund .............................     455,243      379,437        12,040           142,800
    March 31, 2004      Alabama Fund ...................................  $  343,578   $  203,890       $ 9,851          $109,301
                        Arkansas Fund ..................................     519,632      308,500        14,828           165,357
                        California Fund ................................   1,569,773      931,068        45,184           499,229
                        Florida Fund ...................................     374,190      221,827        10,720           118,982
                        Georgia Fund ...................................     251,947      149,481         7,237            80,137
                        Maryland Fund ..................................     595,145      353,134        16,999           189,327
                        Massachusetts Fund .............................     958,483      568,746        27,534           304,902
                        Mississippi Fund ...............................     346,896      205,621         9,834           145,897
                        New York Fund ..................................     672,514      399,065        19,182           213,973
                        North Carolina Fund ............................   1,382,144      819,959        39,548           545,247
                        Pennsylvania Fund ..............................     422,729      250,961        12,211           135,470
                        South Carolina Fund ............................     590,514      350,655        16,781           238,927
                        Tennessee Fund .................................     499,735      296,509        14,216           158,979
                        Virginia Fund ..................................   1,186,671      704,136        33,953           377,499
                        West Virginia Fund .............................     540,393      320,918        15,589           171,962

    ----------
    (1) In addition to the fees disclosed, the Funds reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with third parties that provide shareholder services for the fiscal year ended March 31, 2006 in amounts equal to $387,014 for Alabama; $582,650 for Arkansas, $1,630,984 for California; $370,694 for Florida;
        $280,731 for Georgia; $612,885 for Maryland; $1,028,688 for Massachusetts; $372,901 for Mississippi; $732,623 for New
        York; $1,451,965 for North Carolina; $471,728 for Pennsylvania; $673,141 for South Carolina; $517,020 for Tennessee;
        $1,313,865 for Virginia; and $626,160 for West Virginia.

-------------------
PART I - APPENDIX C
-------------------

    PORTFOLIO MANAGERS

    COMPENSATION
    Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

      o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.


          => The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Funds and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          => The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.


      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

    OWNERSHIP OF FUND SHARES.

    The following table shows the dollar range of equity securities of the Funds beneficially owned by the Funds' portfolio manager as of the Fund's fiscal year ended March 31, 2006. The following dollar ranges apply:


        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. $100,001 - $500,000
        E. $500,001 - $1,000,000
        F. Over $1,000,000

                                                   DOLLAR RANGE OF EQUITY
            NAME OF PORTFOLIO MANAGER                SECURITIES IN FUNDS
            -----------------------------------------------------------------

            Michael L. Dawson                       Massachusetts Fund: C
                                                      All Other Funds: N


    OTHER ACCOUNTS.


    In addition to the Funds, the Funds' portfolio manager is responsible for the day-to-day management of certain other accounts, the number and total assets of which as of the Funds' fiscal year ended March 31, 2006, were as follows:


                                           REGISTERED INVESTMENT            OTHER POOLED
                                                 COMPANIES              INVESTMENT VEHICLES            OTHER ACCOUNTS
                                           ---------------------        -------------------            --------------
                                          NUMBER OF                   NUMBER OF                   NUMBER OF
    NAME                                  ACCOUNTS*   TOTAL ASSETS*   ACCOUNTS*   TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
    ----                                 -----------  -------------  -----------  -------------  -----------  -------------


    Michael L. Dawson                        15       $2.5 billion        0             0             0             0

    ----------
    * Includes the Funds.


    Advisory fees are not based upon performance of any of the accounts identified in the table above.

    POTENTIAL CONFLICTS OF INTEREST.
    MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Funds and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Funds and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

      When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In most cases, however, MFS believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      MFS does not receive a performance fee for its management of the Funds. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds -- for instance, those that pay a higher advisory fee and/or have a performance fee.

-------------------
PART I - APPENDIX D
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:
                                                           CLASS A INITIAL SALES CHARGES:               CDSC PAID TO MFD ON:

                                                                          RETAINED     REALLOWED   CLASS A     CLASS B     CLASS C
    FISCAL YEAR END        FUND                              TOTAL         BY MFD      TO DEALERS  SHARES      SHARES      SHARES
    -------------------------------------------------------------------------------------------------------------------------------

    March 31, 2006         Alabama Fund ...............     $  105,328      $ 21,270      $ 84,058  $     0     $ 18,376       N/A
                           Arkansas Fund ..............        302,977        53,465       249,512        0       25,043       N/A
                           California Fund ............        537,841        87,854       449,987    6,153      105,552      2,560
                           Florida Fund ...............        197,706        34,849       162,857    4,160       38,519       N/A
                           Georgia Fund ...............         94,601        19,343        75,258        0       28,884       N/A
                           Maryland Fund ..............        143,716        27,698       116,018        0       41,816       N/A
                           Massachusetts Fund .........        310,913        46,201       264,712        0       70,385       N/A
                           Mississippi Fund ...........        213,316        36,917       176,399        0       12,550       N/A
                           New York Fund ..............        165,549        32,543       133,006        0       63,111      1,491
                           North Carolina Fund ........        276,195        48,878       227,317        0       78,328      3,994
                           Pennsylvania Fund ..........        306,352        54,052       252,300      901       79,310       N/A
                           South Carolina Fund ........        302,045        53,030       249,015      137       41,905       N/A
                           Tennessee Fund .............         84,220        15,995        68,225        0       32,750       N/A
                           Virginia Fund ..............        333,609        54,548       279,061    3,586       28,120      1,619
                           West Virginia Fund .........        321,802        59,371       262,431    3,924       28,095       N/A

    March 31, 2005         Alabama Fund ...............     $  131,152      $ 25,937      $105,215  $     0     $ 55,153       N/A
                           Arkansas Fund ..............        241,662        38,856       202,806    9,620       29,402       N/A
                           California Fund ............        324,292        53,837       270,455    4,570      166,354      5,788
                           Florida Fund ...............        127,382        21,523       105,859    1,984       46,758       N/A
                           Georgia Fund ...............         75,941        11,780        64,161        0       31,192       N/A
                           Maryland Fund ..............        130,974        25,872       105,102        0       51,171       N/A
                           Massachusetts Fund .........        220,723        41,311       179,412        0       75,883       N/A
                           Mississippi Fund ...........        152,557        22,360       130,197    9,854       18,336       N/A
                           New York Fund ..............        192,069        35,375       156,694        0       98,443      2,606
                           North Carolina Fund ........        299,987        57,124       242,863    2,000       80,261      6,554
                           Pennsylvania Fund ..........        241,840        43,013       198,827        0      117,790       N/A
                           South Carolina Fund ........        244,911        39,811       205,100    7,431       60,125       N/A
                           Tennessee Fund .............        185,850        32,599       153,251   10,595       50,314       N/A
                           Virginia Fund ..............        319,081        49,634       269,447    1,823       29,593      4,449
                           West Virginia Fund .........        203,781        35,102       168,679        7       76,536       N/A

    March 31, 2004         Alabama Fund ...............     $  223,997      $ 38,678      $185,319  $     0     $ 49,063       N/A

                           Arkansas Fund ..............        435,856        74,485       361,371        0       13,626       N/A
                           California Fund ............        407,207        78,359       328,848   23,994      269,727    $26,036
                           Florida Fund ...............        206,370        37,475       168,895      847       64,261       N/A
                           Georgia Fund ...............        107,299        19,724        87,575        0       46,749       N/A
                           Maryland Fund ..............        211,733        38,347       173,386        0       77,542       N/A
                           Massachusetts Fund .........        399,774        71,117       328,657    8,620      131,590       N/A
                           Mississippi Fund ...........        199,058        35,697       163,361        0       10,114       N/A
                           New York Fund ..............        354,424        56,875       297,549    4,037      111,073      6,930
                           North Carolina Fund ........        407,207        78,359       328,848        0       94,338      6,475
                           Pennsylvania Fund ..........        518,233        87,213       431,020    1,870      111,207       N/A
                           South Carolina Fund ........        363,145        54,929       308,216    1,153       55,581       N/A
                           Tennessee Fund .............        221,677        36,387       185,290        0       41,439       N/A
                           Virginia Fund ..............        362,376        61,487       300,889        5       41,151      1,638
                           West Virginia Fund .........        331,194        61,271       269,923        0       46,466       N/A

    DEALER REALLOWANCES
    ...............................................................................................................................


    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                                                  DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                           PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------

    Less than $50,000                                                      4.00%
    $50,000 but less than $100,000                                         3.50%
    $100,000 but less than $250,000                                        3.00%
    $250,000 but less than $500,000                                        2.25%
    $500,000 but less than $1,000,000                                      1.75%
    $1,000,000 or more                                                     None*

    ----------
    * A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................
    During the fiscal year ended March 31, 2006, the Funds made the following Distribution Plan payments:


                                                              AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                      PAID BY FUND         RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Alabama Fund Class A .........................      $   192,384             $   1,431           $   190,953
    Alabama Fund Class B .........................          143,578                11,030                33,272
    Arkansas Fund Class A ........................          127,036                 4,285               122,751
    Arkansas Fund Class B ........................           95,797                86,181                 9,616
    California Fund Class A ......................          292,972                 9,381               283,591
    California Fund Class B ......................          553,859               492,244                61,615
    California Fund Class C ......................          322,262                29,307               292,955
    Florida Fund Class A .........................                0                     0                     0
    Florida Fund Class B .........................          133,028               133,028                     0
    Georgia Fund Class A .........................          135,077                   933               134,144
    Georgia Fund Class B .........................          115,564                87,981                27,583
    Maryland Fund Class A ........................          426,663               125,072               301,591
    Maryland Fund Class B ........................          233,082               178,173                54,909
    Massachusetts Fund Class A ...................          720,514               258,450               462,064
    Massachusetts Fund Class B ...................          391,023               276,036               114,987
    Mississippi Fund Class A .....................                0                     0                     0
    Mississippi Fund Class B .....................           85,210                85,210                     0
    New York Fund Class A ........................          306,781                10,746               296,035
    New York Fund Class B ........................          330,531               252,783                77,748
    New York Fund Class C ........................          181,782                20,289               161,493
    North Carolina Fund Class A ..................          969,841               290,441               679,400
    North Carolina Fund Class B ..................          366,487               280,808                85,679
    North Carolina Fund Class C ..................          328,050                35,767               292,283
    Pennsylvania Fund Class A ....................           71,045                 1,684                69,361
    Pennsylvania Fund Class B ....................          348,106               310,887                37,219
    South Carolina Fund Class A ..................          458,334               138,629               319,705
    South Carolina Fund Class B ..................          287,920               220,524                67,396
    Tennessee Fund Class A .......................          361,029               106,452               254,577
    Tennessee Fund Class B .......................          191,080               146,323                44,757
    Virginia Fund Class A ........................          987,918               302,804               685,114
    Virginia Fund Class B ........................          185,971               143,278                42,693
    Virginia Fund Class C ........................          125,990                18,814               107,176
    West Virginia Fund Class A ...................          472,503               142,550               329,953
    West Virginia Fund Class B ...................          134,664               104,216                30,448

    Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares and/or compensation for MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX E
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Funds during the specified time periods:

                                                         BROKERAGE COMMISSIONS
    FISCAL YEAR END                                          PAID BY FUNDS
    ---------------------------------------------------------------------------

    March 31, 2006                                                N/A
    March 31, 2005                                                N/A
    March 31, 2004                                                N/A


    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ...........................................................................

    During the fiscal year ended March 31, 2006, the Funds purchased securities issued by the following regular broker-dealer of the Funds, which had the following value as of March 31, 2006:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                          AS OF MARCH 31, 2006
    ---------------------------------------------------------------------------

    N/A                                                            N/A

    TRANSACTIONS WITH RESEARCH FIRMS
    ...........................................................................

    During the fiscal year ended March 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)


        DOLLAR AMOUNT OF                    COMMISSIONS PAID ON
       TRANSACTIONS WITH                     TRANSACTIONS WITH
         RESEARCH FIRMS                       RESEARCH FIRMS
    ---------------------------------------------------------------------------
              N/A                                   N/A

    ----------
    (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

-------------------
PART I - APPENDIX F
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS


    As of June 30, 2006, the Trustees and officers of the Trust as a group owned less than 1% of any class of a Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Funds and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2005.


      The following dollar ranges apply:

        N. None A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. Over $100,000
                                DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE      DOLLAR RANGE
                                  OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY
                                SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN     SECURITIES IN
    NAME OF TRUSTEE                AL FUND          AR FUND          CA FUND          FL FUND          GA FUND         MD FUND
    -------------------------------------------------------------------------------------------------------------------------------

    INTERESTED TRUSTEES
    Robert J. Manning                 N                N                N                N                N               N
    Robert C. Pozen                   N                N                N                N                N               N


    NON-INTERESTED TRUSTEES
    Robert E. Butler(1)               N                N                N                N                N               N
    Lawrence H. Cohn, M.D.            N                N                N                N                N               N
    David H. Gunning                  N                N                N                N                N               N
    William R. Gutow                  N                N                N                N                N               N
    Michael Hegarty                   N                N                N                N                N               N
    J. Atwood Ives                    N                N                N                N                N               N
    Lawrence T. Perera                N                N                N                N                N               N
    J. Dale Sherratt                  N                N                N                N                N               N
    Laurie J. Thomsen                 N                N                N                N                N               N
    Robert W. Uek(1)                  N                N                N                N                N               N


                                DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE      DOLLAR RANGE
                                  OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY
                                SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN     SECURITIES IN
    NAME OF TRUSTEE                MA FUND          MS FUND          NY FUND          NC FUND          PA FUND         SC FUND
    ----------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                 N                N                N                N                N               N
    Robert C. Pozen                   N                N                N                N                N               N


    NON-INTERESTED TRUSTEES
    Robert E. Butler(1)               N                N                N                N                N               N
    Lawrence H. Cohn, M.D.            D                N                N                N                N               N
    David H. Gunning                  N                N                N                N                N               N
    William R. Gutow                  N                N                N                N                N               N
    Michael Hegarty                   N                N                N                N                N               N
    J. Atwood Ives                    N                N                N                N                N               N
    Lawrence T. Perera                N                N                N                N                N               N
    J. Dale Sherratt                  B                N                N                N                N               N
    Laurie J. Thomsen                 N                N                N                N                N               N
    Robert W. Uek(1)                  N                N                N                N                N               N


                                            DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                             OF EQUITY         OF EQUITY         OF EQUITY            AGGREGATE DOLLAR RANGE
                                           SECURITIES IN     SECURITIES IN     SECURITIES IN      OF EQUITY SECURITIES IN ALL MFS
    NAME OF TRUSTEE                           TN FUND           VA FUND           WV FUND            FUNDS OVERSEEN BY TRUSTEE
    -----------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                            N                 N                 N                           D
    Robert C. Pozen                              N                 N                 N                           D


    NON-INTERESTED TRUSTEES
    Robert E. Butler(1)                          N                 N                 N                           N
    Lawrence H. Cohn, M.D.                       N                 N                 N                           D
    David H. Gunning                             N                 N                 N                           D
    William R. Gutow                             N                 N                 N                           D
    Michael Hegarty                              N                 N                 N                           D
    J. Atwood Ives                               N                 N                 N                           D
    Lawrence T. Perera                           N                 N                 N                           D
    J. Dale Sherratt                             N                 N                 N                           D
    Laurie J. Thomsen                            N                 N                 N                           D
    Robert W. Uek(1)                             N                 N                 N                           D(2)

    ----------
    (1) Messrs. Butler and Uek became Trustees of the Funds on January 1, 2006.
    (2) As of March 31, 2006.

    25% OR GREATER OWNERSHIP

    The following table identifies those investors who beneficially own 25% or more of a Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control that Fund. All holdings are of record unless indicated
    otherwise.


                                                         JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                                (IF A COMPANY)                      PERCENTAGE OWNERSHIP
    ------------------------------------------------------------------------------------------------------------------------------
    None                                                                                                    N/A

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2006. All holdings are of record unless indicated otherwise.


    NAME AND ADDRESS OF INVESTOR OWNERSHIP                          FUND                                     PERCENTAGE
    ....................................................................................................................

    National Bank of Commerce                                       Alabama Fund -- Class A                        7.48%
    Attn: Trust Department
    1927 1st Ave. N FL4
    Birmingham AL 35203
    ....................................................................................................................

    Merrill Lynch, Pierce Fenner & Smith, Inc.                      Alabama Fund -- Class A                       16.82%
    (For the Sole Benefit of its Customers)                         Alabama Fund -- Class B                       16.28%
    4800 Deer Lake Drive East                                       Arkansas Fund -- Class A                       5.40%
    Jacksonville, FL 32246                                          Arkansas Fund -- Class B                      10.60%
                                                                    California Fund -- Class A                     7.71%
                                                                    California Fund -- Class B                    10.00%
                                                                    California Fund -- Class C                    12.78%
                                                                    Florida Fund -- Class A                        8.68%
                                                                    Florida Fund -- Class B                       20.38%
                                                                    Georgia Fund -- Class A                        9.11%
                                                                    Georgia Fund -- Class B                       18.79%
                                                                    Maryland Fund -- Class A                      10.91%
                                                                    Maryland Fund -- Class B                      12.74%
                                                                    Massachusetts Fund -- Class A                 10.10%
                                                                    Massachusetts Fund -- Class B                 11.47%
                                                                    Mississippi Fund -- Class A                    9.79%
                                                                    Mississippi Fund -- Class B                   10.55%
                                                                    New York Fund -- Class A                      10.12%
                                                                    New York Fund -- Class B                       9.15%
                                                                    New York Fund -- Class C                      12.84%
                                                                    North Carolina Fund -- Class C                 8.14%
                                                                    Pennsylvania Fund -- Class A                   5.08%
                                                                    Pennsylvania Fund -- Class B                   8.60%
                                                                    South Carolina Fund -- Class A                 5.34%
                                                                    South Carolina Fund -- Class B                 7.34%
                                                                    Tennessee Fund -- Class A                      6.50%
                                                                    Tennessee Fund -- Class B                      8.40%
                                                                    Virginia Fund -- Class A                       6.33%
                                                                    Virginia Fund -- Class B                      12.42%
                                                                    Virginia Fund -- Class C                       8.26%
                                                                    West Virginia Fund -- Class B                 11.16%
    ....................................................................................................................

    Citigroup Global Markets Inc.                                   Alabama Fund -- Class A                       26.52%
    333 West 34th Street                                            Alabama Fund -- Class B                       11.81%
    New York, NY 10001                                              California Fund -- Class A                    10.69%
                                                                    California Fund -- Class B                    15.29%
                                                                    California Fund -- Class C                     5.19%
                                                                    Florida Fund -- Class A                        7.52%
                                                                    Florida Fund -- Class B                       12.09%
                                                                    Georgia Fund -- Class A                       15.78%
                                                                    Georgia Fund -- Class B                       10.10%
                                                                    Maryland Fund -- Class A                      10.07%
                                                                    Maryland Fund -- Class B                       9.90%
                                                                    Mississippi Fund -- Class B                    5.91%
                                                                    New York Fund -- Class A                      13.49%
                                                                    New York Fund -- Class B                       5.70%
                                                                    New York Fund -- Class C                       5.61%
                                                                    North Carolina Fund -- Class A                 9.94%
                                                                    North Carolina Fund -- Class B                 6.14%
                                                                    North Carolina Fund -- Class C                17.08%
                                                                    Pennsylvania Fund -- Class B                   6.92%
                                                                    South Carolina Fund -- Class A                15.64%
                                                                    South Carolina Fund -- Class B                23.18%
                                                                    Tennessee Fund -- Class A                      8.40%
                                                                    Tennessee Fund -- Class B                     11.86%
                                                                    Virginia Fund -- Class A                       8.44%
                                                                    Virginia Fund -- Class B                      14.43%
                                                                    Virginia Fund -- Class C                       6.73%
                                                                    West Virginia Fund -- Class A                 18.29%
                                                                    West Virginia Fund -- Class B                  8.27%
    ....................................................................................................................

    Pershing LLC                                                    Arkansas Fund -- Class B                       5.10%
    P.O. Box 2052
    Jersey City, NJ 07303
    ....................................................................................................................

    Edward D. Jones & Co.                                           Arkansas Fund -- Class A                      11.88%
    Attn: Mutual Fund                                               Arkansas Fund -- Class B                      17.65%
    Shareholder Accounting                                          Georgia Fund -- Class A                        7.39%
    201 Progress Pkwy.                                              Georgia Fund -- Class B                       11.14%
    Maryland Hts., MO 63043                                         Mississippi Fund -- Class A                   15.47%
                                                                    North Carolina Fund -- Class A                 7.69%
                                                                    North Carolina Fund -- Class C                28.29%
                                                                    South Carolina Fund -- Class A                 7.95%
                                                                    West Virginia Fund -- Class A                  9.99%
    ....................................................................................................................

    UBS Financial Services Inc.                                     Tennessee Fund -- Class A                      8.25%
    P.O. Box 11563
    Knoxville, TN 37939-1563
    ....................................................................................................................

    LPL Financial Services                                          Virginia Fund -- Class C                       5.27%
    9785 Towne Centre Dr.
    San Diego, CA 92121-1968
    ....................................................................................................................

    Bert Mayer                                                      Alabama Fund -- Class B                        5.14%
    c/o MFS Investment Management
    Attn: C. Giorgi VP-RSI
    500 Boylston St.
    Boston, MA 02116
    ....................................................................................................................

    AG Edwards & Sons Inc. FBO                                      Florida Fund -- Class A                        5.59%
    1 N Jefferson Ave.                                              New York Fund -- Class C                       5.20%
    Saint Louis, MO 63103
    ....................................................................................................................

    Kenneth F. Daniell & E. Phil Daniell                            Georgia Fund -- Class A                        5.27%
    c/o MFS Investment Management
    Attn: C. Giorgi VP-RSI
    500 Boylston St.
    Boston, MA 02116
    ....................................................................................................................

    Martha S. Scott                                                 Virginia Fund -- Class C                       5.00%
    c/o MFS Investment Management
    Attn: C. Giorgi VP-RSI
    500 Boylston St.
    Boston, MA 02116
    ....................................................................................................................

-------------------
PART I - APPENDIX G
-------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ...........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.


    ALABAMA FUND
    The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one- half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. Alabama's growing chemical industry has been the natural complement of production of wood pulp and paper.


    Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.


    In recent years, the importance of service industries to Alabama's economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years, although the recent acquisition of Alabama's largest financial institution, SouthTrust Bank, by Wachovia, caused significant short-term job losses, particularly in the Birmingham area.

    The Alabama Development Office (ADO) reported more than $4.6 billion of announced capital investments for new and expanding industries as of December 31, 2005. These announced capital investments included 25,253 announced jobs for 469 projects. Alabama had more than $2.7 billion of announced capital investments in 2004, $2.1 billion in 2003, $3.5 billion in 2002, $1.3 billion in 2001 and $2.7 billion in 2000. These investments included 24,294 announced jobs in 2004, 15,765 announced jobs in 2003, 17,896 announced jobs in 2002, 13,011 announced jobs in 2001, 18,088 announced jobs in 2000. Major announced new investments in 2005 included EADS North America, Inc. ($600 million), Kronospan U.S. LLC ($500 million) and SMI Steel-Alabama ($400 million). Major announced expansion investments in 2005 included Alabama Power Company ($400 million) and Missile Defense Agency ($199 million). Major announced new investments in 2004 included Louisiana-Pacific Corporation ($130 million) and Cullman Casting Corporation ($60 million). Major announced expansion investments in 2004 included Toyota Motor Manufacturing ($250 million) and NuCor Steel ($172 million). Major announced new investments in 2003 included Hwashin, Ltd. ($70 million) and Smart, Inc. ($110 million). Major announced expansion investments in 2003 included Ogihara Alabama, Inc. ($180 million) and Elk Corporation of Alabama ($70 million). Major announced new investments in 2002 included Hyundai Motor Manufacturing Alabama LLC ($1 billion) and Williams International ($268 million). Major announced expansion investments in 2002 included Honda Manufacturing of AL LLC ($425 million) and Delphi Packard Automotive Systems ($85 million). Major announced new investments in 2001 included Toyota Motor Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million).


    The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State's financial position.

    ARKANSAS FUND
    The information below is given to investors in view of the Arkansas Fund's policy of concentrating its investments in Arkansas issuers. The information constitutes only a brief summary. It does not purport to be a complete description. It is derived from sources that are generally available to investors and is believed to be accurate. The Trust and the Fund have not independently verified this information.


    During the past 25 years, Arkansas' economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment and industrial machinery. Services and manufacturing account for the largest share of the State's gross product. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas' information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade and services sectors have also grown in recent years. Agriculture and agriculture-related biotechnology also play an integral part in Arkansas' economy. Chief products include broilers, catfish, rice, soybeans and cotton. In addition, the state has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the state's cyclical sensitivity to the impact of any single sector. The unemployment rate for 2005 averaged 4.9%, compared to a national rate of 5.1%.


    The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 2005 beginning the current biennium.

    The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose. There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

    The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibility for disbursement, bank reconciliation, and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

    State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor's approval or veto, including the authority of line-item veto. The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

    The State's revenue stabilization law (the "Stabilization Act") and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited.

    From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State's elected officials, their staffs, and the Department of Finance and Administration ("DFA"). The balance is then distributed to separate funds proportionately as established by the Stabilization Act.

    From the Special Revenue Fund, 3% of special revenues collected by DFA and 1 1/2% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs and DFA. The balance is then distributed to the funds for which the special revenues were collected as provided by law. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related service.

    General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly. Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (i) special revenues earmarked for a program or agencies' fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.

    Because State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of interest earnings from the investment of the State's daily Treasury balance, has been established and is utilized to assure proper cash flow during any period.


    Pursuant to provisions of the Arkansas Constitution which permit initiatives by electors of the State, efforts have been made in the recent past to place various tax related measures before the electors of the State. Should any of these or other similar initiated measures be approved by the Arkansas Attorney General (as to form) and the Arkansas Secretary of State (as to form and as to sufficiency of signatures), such measures would be placed on the ballot for a general election. In the past, these measures have included efforts to abolish the State income tax, abolish sales and use taxes on used goods, allow local initiatives for changes in local property tax rates, exempt certain food items from sales tax, and restrict the level of local property taxes. As of June 1, 2006, none of these initiatives have satisfied all of the conditions necessary to be placed on the ballot. The effect of any of these initiatives on the financial condition of the State, should any one or more be placed on the ballot and subsequently be adopted by the electors and become law, cannot be predicted.


    CALIFORNIA FUND

    The following information is a general summary intended to provide a recent historical description and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers.

    Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the California Fund. State or local government obligations, as well as interest income to the California Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.


    The following discussion highlights some more important financial trends or problems and is based upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The California Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

    Economic Factors

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State's population of about 37 million (July 1, 2005 estimate) represents about 123.-31/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1% and 1.5% annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

    Total personal income in California, at an estimated $1,338 billion in 2005, accounts for about 13% of all personal income in the nation, and total civilian employment was over 16.8 million in 2005, the majority of which was in the service, trade and manufacturing sectors.

    In the early 1990's, California suffered its most severe recession since the 1930's, with significant job losses (particularly in the aerospace, manufacturing, services and construction industries). The greatest effects of the recession were felt in Southern California. In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law, and in June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies, Standard & Poor's Rating Services ("Standard & Poor's"), Moody's Investors Service ("Moody's") and Fitch, Inc. ("Fitch"), considered the rollover a default. In June 1996, the investors in such overdue notes were paid, and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and default had a serious effect upon the market for California municipal obligations.

    Beginning in 1994, California's economy made a recovery, but growth was somewhat unbalanced. In general, the high-technology, biotechnology, construction, entertainment and other service industries expanded while aerospace and other manufacturing industries declined.

    In 2000, California's growth continued to outpace the nation; however, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 further weakened the economy. State unemployment rose from 4.5% in February 2001 to 6% in December 2001. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County, but much more moderately.

    The state began to recover from the recession in early 2002. Employment grew by about 79,000 jobs between January 2002 and May 2002. However, the recovery stalled and the economy remained sluggish, with unemployment varying between 6.6% and 6.9% between May 2002 and April 2003. In January 2003, the Governor indicated that California had experienced the most dramatic decline in revenues since World War II and faced the most serious fiscal challenge in its history. The California economy tracked the national economy quite closely in 2002-03.

    Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. From April 2003 to April 2004, non- farm payroll employment rose by 0.6% in the State and 0.9% in the nation. The State unemployment rate was 6.32% in April 2004, down from 6.8% a year earlier. The national unemployment rate in April 2004 was 5.6%, down from 6.0% a year earlier. Non-farm payroll employment grew by 1.6% in 2005 after growing by 1% in 2004. The improvement in job growth was due primarily to small job gains in government and manufacturing, and bigger job gains in professional and business services, which widened the distribution of job gains across major industries. In addition, the State's unemployment rate dropped from an average of 6.2% in 2004 to 5.3% in 2005, as the number of unemployed persons fell below 1,000,000 for the first time in nearly four years. In January 2006, the unemployment rate dropped to 4.9%, the lowest rate since March 2001. The national unemployment rate was 4.7% in January 2006.

    Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005, even if all three grew somewhat more slowly than in 2004. Year-over-year growth of real gross domestic profit ("GDP") and California personal income in the first three quarters of 2005 and California taxable sales in the first half of 2005 was higher than average yearly growth in the preceding ten years. Also, made-in-California exports continued to grow, but not nearly as quickly as in 2004. Real GDP grew by 3.5% in 2005, compared to 4.2% in 2004. California personal income was 6.2% higher in the first three quarters of 2005 than during the same period in 2004. California taxable sales were more than 6% higher than a year ago in the first half of 2005, and California merchandise exports grew by 6% in 2005. High-tech exports fell by 1% in 2005, after growing by 15% in 2004.

    The 2004-05 Governor's Budget assumed that the recent strengthening of economic activity would continue for both the nation and state in 2004-05 and anticipated growth in revenues. The 2004 May Revision to the 2004-05 Governor's Budget (the "2004 May Revision") predicted that growth in California employment and personal income would be a bit more restrained than anticipated in January 2004; however, the 2003-04 and 2004-05 revenues forecast was revised upward in the 2004 May Revision. The 2005-06 Governors Budget, released in January 2005, assumed that economic growth would continue at a moderate pace, with jobs and personal income benefiting from an accelerated pace of hiring by businesses. The May 2005 Revision to the 2005-06 Governor's Budget (the "2005 May Revision") projected about $4.2 billion in added revenues relative to the 2005-06 Budget but assumed that growth at both the national and state levels would slow from the pace in 2004, reflecting the impacts of high energy costs and rising interest rates on consumer spending and business investment.

    The Department of Finance projected in the 2006-07 Governor's Budget that in calendar years 2006 and 2007, the California economy will decelerate slightly but continue to grow at a rate close to the long-run average growth of the State economy. The most recent economic forecasts of the State Department of Finance, updated in November 2005, project that unemployment will remain at or below 5.2% throughout 2008. Personal income was expected to grow 6.0% in 2005, but is expected only to grow 5.8% in 2006, 5.5% in 2007, and then rise to 5.9% in 2008.

    In the May Revision of the 2006-07 Proposed Governor's Budget, released on May 12, 2006 ("2006 May Revision"), the State Department of Finance estimates that combined 2005-06 and 2006-07 revenues will be $7.5 billion above the level assumed in the 2006-07 Governor's Budget. This is due to higher than expected April personal income tax collections, which the State Department of Finance warned were likely related to one-time events, such as large stock sales or the profits of owners who take formerly privately-held businesses public. Both revenues and expenditures for 2004-05 were projected to increase from initial estimates, to $121.6 billion and $131.1 billion, respectively.

    The 2006 May Revision projects about $4.9 billion in added revenues relative to the 2006-07 Budget but assumes that growth at both the national and state levels will slow some from the pace in 2005, reflecting the impacts of higher energy costs and slowing residential real estate and construction.

    State Finances
    The moneys of the State are segregated into the General Fund of the State Treasury (the principal operating fund for the majority of governmental activities and depository of most major revenue sources of the State (the "General Fund") and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any fund, and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.


    Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).


    In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses. This severely affected California revenues while California's health and welfare costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and reported multibillion- dollar year-end deficits. During the recession in the 1990's, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year, which begins on July 1 and ends on June 30. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two- month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. However, California has returned to using revenue anticipation warrants with its current budget problems. On June 18, 2003, California issued revenue anticipation warrants to raise $11 billion. These revenue anticipation warrants expired on June 16, 2004.


    From mid 2000 through early 2001, California experienced shortages of electricity and natural gas and increases in utility prices due to an unsustainable price-capping system, supply shortages and restrictions on electricity producers. The Department of Water Resources (DWR) borrowed approximately $6.2 billion from the General Fund for its power supply program between January and June 2001, in which the DWR entered into contracts and arrangements to purchase and sell electricity as needed to assist in mitigating the effects of the shortages. The DWR reimbursed the General Fund in the fall of 2002 with moneys the DWR raised from revenue bonds issued in several series. As of January 1, 2003, the DWR no longer has authority to enter into new power purchase contracts.


    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in revenues of the General Fund during fiscal year 1999-2000, an increase in over 20% above final 1998-99 revenues. However, the decline of the stock market and the downturn of the high technology and internet markets beginning in early 2001 caused personal income tax revenues to decline dramatically, from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and $5.2 billion in 2002-03, a total 70% decline.

    Recent Financial Results. General Fund revenues totaled $82.2 billion in 2004-2005. The principal tax source of General Fund revenues were the California personal income tax (approximately $39.5 billion), sales tax (approximately $25.2 billion), and corporation tax (approximately $8.7 billion), which comprised over 90% of the total General Funds receipt. The remainder of the General Fund revenues were from other revenues, including insurance, estate, tobacco and alcoholic beverages taxes, which amounted to approximately $5.0 billion. The 2006-07 Budget forecasts that General Fund revenues and transfers will be $87.7 billion in 2005-06, a 6.3% increase from the previous year, and further to $92.0 billion in 2006-07, a 4.7% increase from the previous year. The 2006-07 Budget estimates that General Fund revenues in 2005-06 will amount to $45.5 billion in personal income tax, $27.2 billion in sales tax, and $9.6 billion in corporation tax. These tax revenues are forecast to be $50.9 billion, $28.1 billion, and $10.5 billion, respectively, in 2006-07.


    The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.


    Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery that began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.


    The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98,
    $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimated that the SFEU totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. The SFEU balance at June 30, 2003 was effectively zero.

    The growth in General Fund revenues following the end of the early 1990's recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding increased to over $6,700 per pupil in fiscal year 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees. Although the State spent $6,608 per pupil for K-12 education in 2001, it is projected to spend $9,864 and $10,084 per pupil in fiscal years 2004-05 and 2005-06, respectively.

    Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs were contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.


    One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25%, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. However, if there were insufficient General Fund moneys to fully backfill the VLF reduction, the VLF percentage reduction would be reduced (i.e. drivers' VLF would increase). The full 67.5% VLF cut was offset by about $2.6 billion in General Fund money in fiscal year 2000-01, and $3.6 billion for fiscal year 2001-02. However, it was anticipated that there would be insufficient moneys in the General Fund for the VLF offset beginning with the payments scheduled for transfer in July 2003. Therefore, the 2003 May Budget Revision assumed that the VLF would return to the rate prior to the reductions and the State would not be obligated to make offset payments from the General Fund in fiscal year 2003-04. In June 2003, it was determined that the General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of VLF enacted in previous years, and a new higher level of VLF went into effect on October 1, 2003. However, upon entering office, Governor Schwarzenegger signed an executive order rescinding the VLF increases and provided a refund to taxpayers who paid the higher fee. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). The 0.25% rate was restored as of January 1, 2002.

    The discussions below of the fiscal year 2005-06 and 2006-07 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2006-07 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation; and the State has indicated that there can be no assurance that these estimates will be achieved.

    Fiscal Year 2005-06 Budget. On January 10, 2005, Governor Schwarzenegger presented his budget for fiscal year 2005-06 (the "2005-06 Governor's Budget"). The 2005-06 Governor's Budget attempted to close the gap in the estimated $8.6 billion budget shortfall through borrowing as well as significant program savings, specifically in K-12 education, social services, transportation, and employee compensation. The proposal did not include new tax increases.

    The 2005 May Revision projected about $4.2 billion in added revenues, $4 billion of which was expected to be generated from improved economic activity. The budget projected revenues of $83.9 billion, while expenditures were proposed to total $88.5 billion, thus generating an operating shortfall of $4.6 billion during 2005-06. This was expected to draw the current reserve of $6.1 billion down to $1.4 billion by the close of the budget year.

    The main features of the 2005-06 Governor's Budget were as follows:

      o The budget proposed total spending in 2005-06 of $109 billion, representing a 4.4% increase from 2004-05. General Fund spending was expected to increase from $82.3 billion to $85.7 billion, while special funds spending was projected to rise from $22.1 billion to $23.3 billion. General Fund revenues and transfers were expected to increase by 7.1% (from $78.2 billion to $83.8 billion), while expenditures were forecast to grow by 4.2% (from $82.3 billion to $85.7 billion). The budget assumed the $1.9 billion gap between revenues and expenditures would be covered primarily by $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.

      o Proposed loans and borrowing included about $765 million related to a proposed pension obligation bond sale.

      o The budget proposed a series of changes to the Medi-Cal Program structure, including: (1) expansion of managed care for families and children as well as the aged and disabled; (2) new premiums for certain beneficiaries with higher incomes; (3) imposition of a $1,000 per year cap on adult dental services; (4) restructuring of hospital revenue streams; (5) expedited processing of children's applications for health coverage; and (6) stronger state monitoring of county administration of program eligibility.

      o The budget included approximately $746 million in state savings from the shift of drug coverage for some Medi-Cal beneficiaries to Medicare, but also included about $647 million in "clawback" payments to the federal government for support of Medicare. Increased Medicare premiums were expected to add $156 million in General Fund costs.

      o The budget proposed to modify Proposition 98 spending by eliminating the ability to suspend the proposition's minimum funding requirement with a two-thirds vote of the Legislature. The budget also proposed to eliminate the "Test 3" factor, which would reduce the growth rate of Proposition 98 funding during low revenue years.

      o The budget proposed about $5 billion for resources and environmental protection, a reduction of $1.9 billion from estimated 2004-05 expenditures.

      o The budget proposed a $765 million pension obligation bond sale in 2005-06. The 2004-05 budget had forecast a pension obligation bond sale of $929 million.

    The 2005 May Revision proposed to reduce the amount of new or existing budgetary debt by $2.5 billion, primarily through elimination of the planned 2005-06 sale of deficit-financing bonds and prepaying one-half of the VLF "gap" loan, which is due in full to local governments in 2006-07. It also proposed to increase funding for programs by a net amount of $1.7 billion. This increase primarily consisted of the restoration of the Proposition 42 transfer of General Fund sales taxes to transportation special funds, a restoration of funding for the senior citizens' property tax and renters' tax relief programs, and one-time funds for K-14 education. Finally, the May Revision retained most of the program savings in education, social services, and state employee compensation as proposed in the 2005-06 Governor's Budget.

    The 2005 May Revision revenue forecast contained two groups of adjustments relative to the January projection. The first was large upward revisions in its estimates attributable to traditional economics-related factors. The increases were $0.1 billion in prior years (and reflected in the carry-in balance), $2.7 billion in the current year, and over $1.1 billion in the budget year--for a three-year total of $4 billion. The second was a net increase of $180 million in amnesty-related tax payments relative to the January forecast. These consisted of an increase of $3.6 billion in the prior-year revenues (and thus included in the carry-in balance to 2004-05), and offsetting decreases of $1.5 billion in 2004-05 and $1.1 billion in 2005-06.

    The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and was signed by the Governor on July 11, 2005. The 2005 Budget Act was substantially in line with the Governor's proposals in the 2005 May Revision. The 2005 Budget Act forecasted $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures. The 2005 Budget Act projected that by utilizing part of the prior year's $7.5 billion General Fund balance, the General Fund would end the year with a positive balance of $1.9 billion. As of the enactment of the 2005 Budget Act, the June 30, 2006 reserve was projected to be over $1.9 billion. The 2005 Budget Act assumed that the State would not issue Economic Recovery Bonds or raise taxes. According to the 2005 Budget Act, the revenue projections assumed continued but moderating growth in California's economy.

    Proposed 2006-07 Budget. On January 10, 2006, Governor Schwarzenegger presented his budget for fiscal year 2006-07 (the "2006-07 Governor's Budget"). The 2006-07 Governor's Budget projects that the State will end fiscal year 2005-06 with a budgetary reserve of $6.5 billion, up $5.2 billion from estimates made at the time of the 2005 Budget Act. This increase in the budgetary reserve is a result of $2.3 billion higher revenues in 2004-05, and projected increases in revenues in 2005-06 of $3.2 billion. This includes the following significant adjustments since the 2005 Budget Act: a $3.2 billion increase in major tax revenues due to an improved economic forecast; a $198 million increase due to higher State Lands Royalties and Unclaimed Property revenues; and a $252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

    The Budget anticipates that General Fund revenues will increase by 4.4% in 2006-07 compared to the revised 2005-06 revenues, and General Fund expenditures are proposed to increase by 8.4% compared to the revised 2005-06 expenditures. The budget gap between the anticipated revenues and proposed expenditures is addressed by the estimated ending 2005-06 fund balance of $7 billion.

    Coinciding with the release of the budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds.

    The 2006 May Revision projects large upward adjustments in revenue relative to the January projection attributable to traditional economics- related factors. The increases are $4.8 billion in the current year (and reflected in the carry-in balance), and over $2.7 billion in the budget year, for a total of $7.5 billion, and total projected revenues estimated for 2004-05 through 2006-07 have increased a combined total of almost $17 billion. The forecast assumes that roughly one-half of the current year increase in personal income taxes relative to January is related to one- time sources, such as nonrecurring capital gains.

    The main features of the 2006-07 Governor's Budget are as follows:

      o General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4%, compared with revised estimates for 2005-06. The increase is due to: $5.3 billion in additional mandated program cost (70% of total increase); $1.7 billion to prepay Proposition 98 maintenance factor (22%); $0.3 billion to prepay or repay prior obligations (4%); and $0.3 billion in policy choices (4%).

      o Executive branch expenditures are proposed to decrease by $9.6 million, or 1%. Legislative branch expenditures are proposed to increase by $9.8 million, or 3.1%, primarily due to an adjustment based on the growth in the State Appropriations Limit. Judicial branch expenditures are proposed to increase by $234.8 million, or 12.3%.

      o The estimated operating deficit for 2006-07 will be $6.3 billion. However, the Budget is balanced by using a large part of the 2005-06 ending fund balance. After taking into consideration the adjustments of $1.6 billion for the repayment or prepayment of prior obligations, including $460 million to prepay the Economic Recovery Bonds, the effective operating deficit for 2006-07 is $4.7 billion. The 2006-07 Governor's Budget projects a $613 million total reserve at the end of fiscal year 2006-07, including $460 million in the newly created Budget Stabilization Account pursuant to Proposition 58. General Fund revenues and transfers for fiscal year 2006-07 are projected at $91.6 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06.

      o The 2006-07 Governor's Budget projects a $6.4 billion operating deficit for fiscal year 2006-07, a reduction in the estimated operating deficit from earlier projections.

      o Health and human services expenditures are proposed to increase by $1.2 billion or 4.5%. This net increase includes the following major adjustments: an increase of $47.3 million to bolster state and local capacity to prevent and respond to disease outbreaks and natural or intentional disasters; an increase of $34.2 million to promote and maximize enrollment in Medi-Cal and the Healthy Families Program, improve the retention of children already enrolled, and support county-based efforts to enroll eligible children in existing public programs; caseload and other workload increases totaling $1.3 billion; CalWORKs reductions of $198.9 million to maintain expenditures at the federally required level of state funding. These reductions include $114.6 million from recovering child care funding associated with welfare reform and $30 million from delaying payment of the Pay for Performance incentives; savings of $48.1 million in 2006-07 and over $185 million in 2007-08 by continuing to suspend the pass-through of the January 2007 federal Supplementary Security Income cost-of- living adjustment until July 2008.

      o Business, transportation, and housing expenditures are proposed to increase by $1 billion or $58.6%, including: (a) the Proposition 42 transfer from the General Fund is fully funded in 2006-07 at $1.4 billion. This is an increase of $61 million over the current year amount of $1.34 billion; (b) advance payment of Proposition 42 loan due in 2007-08 (including interest) of $920 million. Approximately $430 million (including interest) remains to be paid in 2007-08; and (c) debt service for housing projects and seismic work on bridges has increased by $17.6 million.

      o Proposition 98 expenditures are proposed to increase by $4.1 billion or 11.4%. When property taxes are taken into account, the total Proposition 98 guarantee will increase by $4.3 billion, or 8.7%. This funding level reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues, adjusted for changes in local revenues. The increase also reflects a proposal to appropriate $1.7 billion in 2006-07 in excess of the amount that otherwise would have been required by Proposition 98 for that year.

      o Non-Proposition 98 expenditures are proposed to increase by $896.2 million, or 9.4%. This increase consists of various baseline adjustments including the backfill of a one-time current year cost shift from the General Fund to the Student Loan Operating Fund, enrollment growth and cost increases in higher education pursuant to the Governor's Compact with the University of California (UC) and California State University (SCU), caseload growth in financial aid, and other workload increases. Additionally, due to refinancing emergency loans for insolvent school districts in the current year, reductions in current year loans and repayments exceeding $82 million increases the year- to-year change in 2006-07.

    The 2006 May Revision revenue forecast contains large upward adjustments relative to the January projection attributable to traditional economics-related factors. The increases are $4.8 billion in the current year (and reflected in the carry-in balance), and over $2.7 billion in the budget year for a total of $7.5 billion, and total projected revenues estimated for 2004-05 through 2006-07 have increased a combined total of almost $17 billion. The forecast assumes that roughly one-half of the current year increase in personal income taxes relative to January is related to one-time sources, such as nonrecurring capital gains.

    The State's budget continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit growth at the local government level. There can be no assurances that if economic conditions weaken or other factors intercede, the State will not experience budget gaps in future years.


    Bond Ratings
    Standard & Poor's, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

    The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and, more recently, the energy situation.


    The energy situation in 2001, concerns over the state's action in 2003 to cut the VLF fee and the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties resulted in reductions in California's ratings by the major rating agencies between 2001 and 2003. However, in May 2004 Moody's upgraded California's general obligation bond rating to "A3," citing the recovery of the State's economy and increased tax revenues, as well as an improved budgetary and liquidity outlook. In addition, in August 2004 S&P raised California's general obligation bond rating to "A" from "BBB" and removed the rating from its credit watch list. S&P cited the easing of immediate liquidity pressure on the State following the sale of the $11.3 billion economic recovery bonds, the State's recent economic improvement, and an enacted fiscal 2004-05 state budget that is still reliant on substantial amounts of long-term borrowing to achieve balance. In September 2004, Fitch also raised California's general obligation bond rating, from "BBB" to "A-." In raising the rating, Fitch cited the State's financial improvement with the successful issuance of economic recovery bonds, improving economic indicators, and revenues matching estimates. Upon the Governor's approval of the 2005 Budget Act, Fitch Ratings raised the rating on the State's outstanding general obligation bonds to "A" from "A-." At the same time, Moody's upgraded the State's general obligation bonds to "A2" from "A3," while maintaining the State's positive rating outlook. The upgrade reflects a continuing favorable trend of recovery in the State's economy and tax revenues, better than expected financial performance in 2004-05, and a moderately improved financial outlook for 2005-06 and beyond. The July 2005 rating action by Fitch Ratings and Moody's affected $36.5 billion of outstanding general obligation bonds, $5.7 billion of General Fund-supported lease revenue bonds, and $2.5 billion of General Fund- enhanced tobacco settlement bonds. As of June 9, 2006, the State's general obligation bonds were rated "A1" by Moody's, "A+" by Standard & Poor's, and "A+" by Fitch Ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating.


    There can be no assurance that such ratings will be maintained in the future. Any future revisions or withdrawal of a credit rating could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the California Fund's portfolio.

    State Appropriations Limit and Other Constitutional Limits on Taxes
    The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

    Limitation on Property Taxes. Certain of the securities in the California Fund's portfolio may be obligations of issuers that rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (Proposition 13).
    Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). However, taxing entities may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Article XIIA also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

    Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld in 1992 by the U.S. Supreme Court.


    State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, originally adopted in 1979. It significantly limits spending by state and local governments; however, it does not restrict appropriations to pay debt service on voter-authorized bonds. To the extent that "proceeds of taxes" of California or a local government exceed its Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending was often cited as one of the long-term structural elements responsible for California's earlier budget problems. An initiative approved on November 5, 2002, will require the state to expand funding for before and after school programs. However, because this funding is triggered by the amount of non-Proposition 98 appropriations exceeding a certain base level, the initiative is unlikely to require implementation of the funding increase for several years. ACA 11, a proposed amendment to the State Constitution, appeared on the March 2004 ballot, and was approved by voters. ACA 11 requires the transfer of General Fund revenues to fund state and local infrastructure projects, subject to the General Fund meeting specified levels. The transfer could increase annually until it reaches a maximum of 3% by 2013-14. Based on revenue projections, the first transfer would be about $1 billion in 2010-11 and would not grow for many years. Another aspect of the amendment is to set aside a portion of one-time revenue windfalls for one-time infrastructure expenditures.


    Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by [a local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

    The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

    Obligations of the State of California

    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. According to the State, as of June 1, 2006, California had outstanding approximately $48.3 billion aggregate amount of long-term general obligation bonds, and unused voter authorizations for future issuance of approximately $52.1 billion of long-term general obligation bonds.

    The Legislature has approved the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, an approximately $600 million new bond authorization to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.


    Obligations of Other Issuers
    Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

    State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.


    Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act and related legislation provided significant assistance to local governments, including $308 million for various local public safety programs.

    Legislation and the enactment of Senate Constitutional Amendment No. 4, dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

    As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Senate Constitutional Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing, and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

    Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.


    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to- Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

    Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

    Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Recent Developments

    California's Economy. During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

    The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. However, the unemployment rate began to decline in 2004, and by October 2004, the unemployment rate had fallen to 5.7%. By May 2005 it was estimated that the unemployment rate had further fallen to 5.3%, and by April 2006, it was estimated to be 4.9%.

    Real Estate & Home Sales. Residential construction and home sales were strong in the first half of 2003, and continued to remain strong through early 2005, in part due to low interest rates. While this was a positive area in the California economy, rising interest rates and home prices have slowed sales somewhat. In January 2005, sales of existing single-family detached homes in California reached a seasonally adjusted annual rate of 659,410 units, a new record. Residential construction and home sales have slowed somewhat during 2005, and home construction permitting data has reflected alternating monthly gains and losses since August 2005. Residential permitting was 2.7% lower in 2005 than in 2004 and over the six months ending with January 2006, was down over 8% from the same months a year earlier. Single-family permits were up about 2.2%, while multi- family permits were down by 15%.

    Home sales slowed in California during 2005. In December 2005, sales were down from December 2004 levels by 15.5% in the nine-county San Francisco Bay Area, 4.5% in Southern California, and 9.7% in the state as a whole. Overall, the pace of home sales during the four-month period ending January 2006 slowed 14% from the same months a year earlier. The median price of existing single-family homes sold in January 2006 was $551,300, a slight increase from December 2005 and nearly 14% higher than the previous January.

    After four consecutive months of slow-downs, sales of existing single-family homes accelerated slightly in February 2006. Despite this pick-up, home sales were still down 15.5% from February 2005. The pace of sales of existing, single-family homes reached a seasonally adjusted annual rate of 513,745 units in February. Overall, the pace of home sales during the first two months of 2006 was down 20% from the same months of 2005.

    Even though nonresidential construction reflected alternating monthly gains and losses since August 2005, the gains greatly outweighed the reductions. During 2005 the dollar value of private nonresidential construction permits statewide rose by 16% with the gains widespread across types of nonresidential buildings, structures, and alterations and additions. The six-month period ending January 2006 reflected an increase in nonresidential construction permits by over 27% from the same period the previous year, and permits issued in January 2006 were up over 56% from January 2005.


    Cash Flow Requirements
    Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes ("RANs") in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

    Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.


    By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of the $15 billion deficit reduction bond that was approved by voters in March 2004. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings. The State has proposed to issue approximately $3 billion in RANs for the 2005-06 fiscal year.


    Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. A number of lawsuits are pending concerning various aspects of the energy situation in California. Other lawsuits involve issues such as environmental cleanup, tobacco settlements, tax refunds, escheated property, and privacy rights. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.


    On July 15, 2005, Enron Corp. agreed to a settlement with the State to end claims of market manipulation during the California energy crisis of 2000 and 2001. After Enron's bankruptcy-related adjustments, the State received a payment of over $300 million.

    On August 8, 2005, a lawsuit titled, California Teachers Association et al.
    v. Arnold Schwarzenegger et al., was filed. Plaintiffs (including, among others, the California Teachers Association, and California Superintendent of Public Instruction Jack O'Connell) allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution.

    On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State plans to appeal, but the State will not be able to issue pension obligation bonds until the matter is finally resolved. It is unlikely that final resolution of the matter will occur in time to allow the State to issue any pension obligation bonds during fiscal year 2005-06. The State will therefore have to make a payment of about $525 million for a portion of the current fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds.


    Other Considerations
    Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

    FLORIDA FUND
    The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

    Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.


    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. As of July 1, 2005, general revenues which are not needed to fund appropriations are maintained in the General Revenue Fund as "unallocated general revenues" rather than being transferred into a separate Working Capital Fund.


    The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 -- June
    30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization
    Fund).


    For Fiscal Year 2004-05, general revenue collections were $24,969.4 million, or $3.1 billion above actual collections for the prior year. Increased sales tax collections reflected the State's continued economic growth and strong tourism-related collections, as well as spending on repair and replacement of property destroyed by hurricanes. Activity in the real estate market accounted for increased documentary and intangibles taxes.

    General Revenue Fund appropriations originally enacted by the Legislature totaled approximately $24,050 million. Thereafter, the State's budget was amended to fund hurricane disaster relief, juvenile justice, universal pre-kindergarten and the State's Medicaid deficit. As a result, General Revenue Fund appropriations for Fiscal Year 2004-05 totaled approximately $24,439.8 million. Appropriations were funded from General Revenue Funds totaling $28,010.4 million, consisting of the $24,969.4 million in revenue collections; trust fund and other transfers of $465.3 million; $76.1 million in reversions, cancellation of warrants and other adjustments; $30.7 million in repayment of hurricane disaster relief loans; and $2,457.2 million on hand in the Working Capital Fund. The year-end Working Capital Fund balance was $3,570.6 million, and the required balance in the Budget Stabilization Fund was $999.2 million, bringing total reserves to $4,569.8 million or 18.6% of General Revenue Fund appropriations.

    The Consensus General Revenue Estimating Conference met most recently on April 12, 2006. General revenue collections for Fiscal Year 2005-06 are now estimated at $26,833.3 million, a 1.6% increase over the November, 2005 official estimate of $26,405.7 million, and $1,863.9 million (7.5%) over actual collections for the prior year. General revenue collections through March, 2006, the first nine months of the current fiscal year, totaled $19,377.5 million or $484.5 million over the November estimates and $1,907.3 million (10.9%) over actual collections for the same period in the prior year. In addition to collections, projected general revenues available for Fiscal Year 2005-06 consist of the $3,570.6 million unallocated general revenues, $72.7 million from hurricane disaster loan repayments, and $268.4 million from other miscellaneous adjustments such as trust fund transfers, unused appropriations, reversions, cancellation of warrants and the like, for a projected total of $30,745 million.

    General Revenue Fund appropriations for Fiscal Year 2005-06 total approximately $26,877.5 million, including an additional deposit to the Budget Stabilization Fund of $92 million, $264.8 million in hurricane disaster bridge loans, and appropriations made in special legislative session. A portion of the unallocated general revenues will be combined with general revenue collections to fund the Fiscal Year 2005-06 budget. The year-end balance of unallocated general revenues is projected to be $3,867.5 million, and the required balance in the Budget Stabilization Fund at year end is $1,091.2 million, bringing total expected reserves to $4,958.7 million, or 18.4% of General Revenue Fund appropriations. The State's reserves are adequate to fund its share of the costs associated with the 2005 hurricane season. Actual year-end balances will be affected by the accuracy of official estimates, budget amendments and actual revenue collections during Fiscal Year 2005-06.

    In 2004, Florida was hit by four hurricanes. The total governmental cost of recovery and relief efforts was estimated to be $4.3 billion, with the State's non-reimbursable share estimated at $387.7 million. The State's strong revenue collections and reserves were adequate to absorb its portion of recovery costs not covered by the Federal Emergency Management Agency.

    The State of Florida was hit by another four hurricanes during July through October 2005. These hurricanes were category 3 Hurricane Dennis on July 10, category 1 Hurricane Katrina on August 25, category 1 Hurricane Rita on September 20, and category 3 Hurricane Wilma on October 24. Hurricane losses incurred for the year ended June 30, 2005, were $3.75 billion. Hurricane losses paid during the year ended June 30, 2005, were $2.82 billion, resulting in remaining reimbursable losses of $926 million at June 30, 2005.

    Reconstruction activities that began in 2004 were extended in 2005. New home construction increased significantly in fiscal year 2004-05, adding 266,500 homes. Construction is expected to continue to increase due to reconstruction and population growth. Billions of federal, state, and insurance claim dollars have flowed into Florida's economy for reconstruction. Total construction employment added 38,000 jobs in fiscal year 2004-05 and is expected to create 34,700 jobs in fiscal year 2005-06.


    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

    General obligations of Florida have been rated AA1, AAA and AA+ by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


    Florida's economic growth accelerated in fiscal year 2004-05 and generally outperformed the domestic economy as a whole. This performance may be attributed to favorable natural, economic, and tax environments, and increasing demand for goods and services fueled by a growing population. Florida remains top ranked in the nation in total job growth and generated the fastest job growth rate among the ten most populous states. Florida's non-farm employment grew 3.5% in fiscal year 2004-05, adding 254,900 jobs. Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, wholesale and retail trade, financial services, and government. Forty two percent of the job increase in fiscal year 2004-05 came from professional and business services, and education and health services. With the strengthening economy, non-farm employment is anticipated to add 274,900 jobs in fiscal year 2005-06, resulting in a 7.6% increase in wages and salaries. The unemployment rate is anticipated to decline from 4.4% in fiscal year 2004-05 to 17% in fiscal year 2005-06.

    Florida ranks as the fourth most populous state, with a population of 17.913 million as of April 1, 2005. From 1993 to 2003, the U.S. population increased about 1% annually, while Florida's population averaged a 2.2% annual increase, due primarily to net in-migration. During that period, 12% of the State's population growth was due to the excess of births over deaths, and 88% to net in-migration. Approximately 39% of in-migration between 2000 and 2003 was from foreign countries, with the rest from other states.

    While the 1990's saw the State's population grow by 23.5%, the elderly population (aged 65 or older) increased by 19.2% and constituted 17.6% of the State's total population on April 1, 2000, and is projected to be 17.8% of the State's population in 2010 and 21.4% by 2020. The working age population (18-64) grew by approximately 23.8% from 1990-2000, representing 59.6% of the total population in 2000. Growth in this age group is projected at 24.9% between 2000 and 2010, to become 60.5% of total population by 2010 and 57.8% by 2020.

    Population growth (2.3% in fiscal year 2004-05) continues to be a major driver of economic activity in Florida. The State's population is expected to grow by 404,000 in fiscal year 2005-06. Over the next ten years, population is estimated to increase by 3.9 million. The projected growth in population will continue to fuel the State's economic expansion as the demand for housing, durable and non-durable goods and other services continues to increase.

    The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.


    GEORGIA FUND

    Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or certain guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of May 31, 2006, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there are no remaining Authority Lease Obligations) totaled $7,680,230,000.


    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.


    The State Road and Tollway Authority exists to own, operate and finance road and mass transit improvements in the State of Georgia. Though it has no taxing power, its obligations are secured by a pledge of state motor fuel taxes and federal highway reimbursements. As of June 1, 2006 the Authority has $606,040,000 of such obligations outstanding.


    Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.


    The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2005 showed an increase of 8.1% over collections for the similar period in the previous fiscal year.

    According to the State of Georgia Comprehensive Annual Financial Report for fiscal year 2005, income tax receipts and sales tax receipts of the State for fiscal year 2005 comprised approximately 52.8% and 35.8%, respectively, of the total State tax revenues.

    The unemployment rate of the civilian labor force in the State for fiscal year 2005 was 5.3% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 5.2% for fiscal year 2005. In descending order, trade, transportation and utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.


    Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.


    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of June 2006 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    Kelly Kennedy, et al. v. Department of Human Resources, Fulton Superior Court Civil Action No. 2005-CV-104147. The plaintiff in this case is a custodial parent receiving child support enforcement services from the Department of Human Resources' Office of Child Support Services ("OCSS"). The plaintiff has filed an action seeking class certification on behalf of all custodial parents who have ever received services from OCSS, alleging contractual and tort-based claims for damages based on OCSS's alleged failure to collect statutory interest charges that may have accrued on the plaintiff's child support judgment. If the plaintiff were to succeed in obtaining class certification and to prevail on her claims, the State's estimated potential liability could be $400,000,000 or greater. OCSS contends that it has good and adequate defenses against the plaintiff's claim and intends to vigorously defend the suit on its merits and to vigorously oppose the granting of class certification.

    Plymel, et al. v. Teachers' Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312. The plaintiffs in this case filed a civil action seeking additional benefits retroactive to the time of each individual plaintiffs' respective retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers' Retirement System of Georgia ("TRS"). Plaintiffs alleged that they are due such additional benefits for monies lost due to TRS' allegedly inappropriate use of option factors and the mortality tables implicit in them to calculate retirees' monthly benefits. Cross motions for summary judgment were pending after a hearing held May 4, 2005. The motion for summary judgment of TRS and its Trustees was granted by order January 9, 2006. Plaintiffs appealed, and the parties have filed briefs. Oral arguments before the Georgia Supreme Court will be June 27, 2006.

    Steel, Inc. v. Hardin/Russell/Mitchell, J.V., et al, v. Georgia State Financing and Investment Commission v. U.S.F&G, Travelers Casualty & Surety Co., Archer Western Contractors, Ltd., Ivey Mechanical, LLC, ELDECO Inc., National Fire Ins. Co., of Hartford, and Federal Ins. Co., Fulton Superior Court Civil Action No. 2003-CV-70191. This case, filed July 3, 2003, involves a third-party action by the joint venture construction manager, HRM, for the Georgia World Congress Center Phase IV expansion project based upon indemnity from a number of subcontractors' claims and HRM's own delay and disruption claims, all based upon a number of different construction situations. The subcontractors' claims of approximately $50,000,000 were submitted to arbitration, with a ruling issued on April 21, 2005, denying the vast majority of claims and awarding approximately $5,000,000 to the subcontractors. Court-directed mediation commenced in late October, with HRM including the arbitration awards in its overall mediation claim totaling approximately $32,000,000. GSFIC asserted counterclaims totaling $28,000,000 and has withheld retainage of $8,000,000 as a set-off to fund the GSFIC claims. The mediation was suspended because of insurance issues that needed to be resolved. The parties expect to reconvene the mediation in early 2006 to conclude mediation. GSFIC believes it has good and valid defenses to many if not all of the asserted claims and intends to defend its position and, further, to vigorously pursue its counterclaims.

    Consortium for Adequate School Funding, Inc., et al. v. State of Georgia, et al., Fulton County Superior Court Civil Action No. 2004-CV-91004; ("Consortium"). This is a challenge to the State's system of funding public education brought predominantly by rural school districts. The suit claims funding is inadequate as a matter of law and violates the equal protection clause of the Georgia Constitution. Plaintiffs seek to enjoin the current funding system; they do not seek damages. However, if plaintiffs' theories prevail, the cost to the State would be significant. The State believes substantially the same issues have already been settled favorably by McDaniel v. Thomas, 248 Ga. 632 (1981) and is vigorously contesting the claims. The matter is with the trial court on the State's motion to dismiss following oral argument. In a somewhat similar case, Williams et al. v. State of Georgia, et al., Fulton Superior Court Civil Action File No. 2005CV96425, plaintiffs allege that they are being denied their "educational freedom" in that they cannot choose their own schools and that the education provided their children is, in their view, both inadequate and unequal. They seek declaratory and injunctive relief against the alleged disparity in funding and affirmative relief in the form of assistance involving "scholarships, tax credits and charter schools" so they can send their children to schools of their choice. The State's motion to dismiss was granted in part and denied in part. The State's application for leave to file an interlocutory appeal was denied, and the case will proceed to discovery.


    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, and economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

    MARYLAND FUND

    The State's total expenditures from its General Fund [recorded in accordance with generally accepted accounting principles ("GAAP")] for the fiscal years ending June 30, 2003, 2004 and 2005 were $16.033 billion, $16.813 billion and $17.671 billion, respectively. The State's General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State's General Fund represents approximately 45% of the State's total budget. The State's General Fund had a GAAP deficit of $923.4 million and $407 million in fiscal years 2003 and 2004, respectively, and a surplus of $705.1 billion in fiscal year 2005. The State Constitution mandates a balanced budget.

    On April 9, 2005, the General Assembly approved the 2006 fiscal year budget. The budget included $4.5 billion in aid to local governments. As part of the fiscal year 2005 budget plan, the General Assembly enacted The Budget Reconciliation and Financing Act of 2005. This legislation authorized various fund transfers and other funding changes that resulted in increased General Fund revenues and decreased certain general fund appropriations. The enactment of this legislation combined with stronger than expected tax collections reversed budgetary trends observed in prior fiscal years. As opposed to prior fiscal years, no interim budgetary actions were required from the Governor and the legislative branch to offset budget shortfalls. The 2006 budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

    Based on revised estimates and following the actions outlined above, as of March 1, 2006 it was anticipated that the General Fund balance on a budgetary basis at June 30, 2006 would be approximately $1.2 billion. Further, the Revenue Stabilization Account of the State Reserve Fund (as described below), after a net transfer (i.e., offsetting appropriations to and transfers from such account) would be $755.9 million, equal to 6.2% of the estimated General Fund revenues, at the end of the 2006 fiscal year.

    On January 18, 2006, the Governor presented his proposed fiscal year 2007 budget to the General Assembly. The fiscal year 2007 budget includes $5.0 billion in aid to local governments and $162.1 million in net general fund deficiency appropriations for fiscal year 2006. State tax collections continue to be strong and surpass budget estimations. The Comptroller's office reported that State revenues grew considerably in fiscal year 2006 and are expected to continue growing strongly in fiscal year 2007. The State Comptroller reported on March 10, 2006 that general fund revenue projections have been revised upward by $114.1 million for fiscal year 2006 and by $86.6 million for fiscal year 2007. Based on such revised projections, it is forecasted that total general fund revenue will be $12.34 billion for fiscal year 2006 and $12.93 billion for fiscal year 2007, constituting growth of 6.9% and 4.8% over fiscal year 2005 and fiscal year 2006, respectively. As of March 1, 2006 (prior to the Comptroller's news release regarding upward revenue projections), it was estimated that the general fund surplus on a budgetary basis at June 30, 2007, would be $32.5 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2007 would be $643.9 million, equal to 5% of estimated General Fund revenues. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining State revenues for future needs and to reduce the need for future tax increases. The 2007 budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

    The public indebtedness of the State of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

    According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by Fitch. In addition, the general obligation bonds of Maryland's Counties (including for this purpose the City of Baltimore), that have been rated by Moody's, S&P or Fitch have all received and continue to maintain investment grade ratings as of June of 2006.

    Substantially all the foregoing information regarding the State's budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated March 1, 2006. Many factors effect and could have an adverse impact on the financial condition of the State of Maryland, its Counties and other Maryland municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may effect obligations of Maryland municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.


    MASSACHUSETTS FUND
    The following information as to certain Massachusetts risk factors is given to investors in view of the Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

    The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.


    Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 3.7% in 2001, 5.3% in 2002, 5.8% in 2003 and 4.8% in 2004.
    The national unemployment rate was 4.7% in 2001, 5.8% in 2002, 6.0% in 2003 and 5.5% in 2004. In 2005, the unemployment rate in the Commonwealth was 4.8%, compared with a national rate of 5.1%. Real per capital income in Massachusetts declined at a rate of -1.1% in 2001, -2.5% in 2002, -1.6% in 2003 and grew 3.1% in 2004. Nationally, real per capita income declined at a rate of -0.4% in 2001, -0.8% in 2002, -0.1% in 2003 and grew 2.3% in 2004.
    In 2005, real per capita income increased at a rate of 1.7% in the Commonwealth and 1.7% nationally. From 2001 to 2005 both real and nominal income levels in Massachusetts were above the national average.

    Recent Major Undertakings. Major infrastructure projects have been undertaken in the Commonwealth in recent years. The $14.625 billion Central Artery/Ted Williams Tunnel Project was substantially completed on January 13, 2006. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority. In 1997, a law was passed authorizing the Commonwealth to spend up to $609.4 million for the design and construction of a new convention facility in South Boston. At the same time, $66 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities are expected to be paid from various car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

    The fiscal viability of the Commonwealth's authorities and municipalities is linked to that of the Commonwealth. Certain authorities, such as the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Massachusetts Turnpike Authority and the Massachusetts Water Pollution Abatement Trust benefit from contract assistance agreements with the Commonwealth. Such agreements constitute general obligations of the Commonwealth for which its full faith and credit are pledged. The Commonwealth also guarantees the debt of two authorities, the State College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth. As of May 2006, the Commonwealth's general obligation bonds were rated "Aa2" by Moody's Investors Service, Inc., "AA" by Standard & Poor's Ratings Services and "AA-" by Fitch Ratings. From time to time, the rating agencies may change their ratings.

    Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. Beginning July 1, 2000, the Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth's sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth's debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136.0 million in fiscal 2006), the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).


    In July 2004, Governor Mitt Romney signed three separate pieces of legislation that reform the Commonwealth's school building assistance (SBA) program. Historically, financial assistance was provided in the form of annual contract assistance payments to municipalities to subsidize a portion of local debt issues for such purposes. Assistance was appropriated annually through the Commonwealth's operating budget, reaching $401.4 million in fiscal 2004. The legislation moved the SBA program off-budget, establishing the Massachusetts School Building Authority (MSBA), an independent state authority, to administer and manage the program. The legislation transfers the liabilities associated with the SBA program from the Commonwealth to the MSBA and places certain limits on the grant making of the MSBA for new projects. The legislation also switches borrowing responsibility from local governments to the MSBA for the state's share of waiting list projects and future school project costs, although contract assistance payments will continue for previously funded projects.


    The legislation dedicates one cent of the Commonwealth's sales tax excluding certain meals and special financing district sales taxes (the "Dedicated Sales Tax") to fund the MSBA and to pay for its transferred and future liabilities. Funding is phased in, providing $395.7 million in fiscal 2005, 70% of the Dedicated Sales Tax or at least $488.7 million in fiscal 2006, 78% of the Dedicated Sales Tax or at least $557.4 million in fiscal 2007, 85% of the Dedicated Sales Tax or at least $634.7 million in fiscal 2008, 90% of the Dedicated Sales Tax or at least $702.3 million in fiscal 2009, 95% of the Dedicated Sales Tax in fiscal 2010, and 100% of the Dedicated Sales Tax thereafter. In addition to Dedicated Sales Tax revenues, the legislation authorizes the Commonwealth to issue $1.0 billion of general obligation bonds to help the MSBA fund, in part, its liabilities. The Commonwealth issued these bonds during fiscal 2005 and 2006. The legislation also transferred $150.0 million from the fiscal 2004 surplus to the MSBA as start-up funding. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of bonds, including revenue bonds. The legislation authorizes the MSBA to issue up to an aggregate principal amount of $10.0 billion of bonds.

    The sales tax revenues provided to the MBTA and MSBA by the Commonwealth is not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $654.6 million in fiscal 2001, $664.3 million in fiscal 2002, $684.3 million in fiscal 2003, $684.3 million in fiscal 2004, $704.8 million in fiscal 2005 and an estimated $712.6 million in fiscal 2006. Total tax revenue provided to the MSBA was $395.7 million for fiscal 2005 and is an estimated $488.7 million in 2006.

    Commonwealth Budget. The Commonwealth's revenues increased each year from fiscal 1999 to fiscal 2001, decreased significantly in fiscal 2002, and increased again in 2003 through 2005. During fiscal 2002, tax revenue receipts declined sharply from $16.075 billion the previous year to $13.623 billion. The Commonwealth incurred a $1.625 billion deficit in fiscal 2002 and ended fiscal 2002 with a positive balance in its budgeted funds, as required by statute, primarily by using reserve funds, including $833 million from the Stabilization Fund. In fiscal 2003, the Legislature enacted a tax increase and tax revenues increased to $14.280 billion. While the Commonwealth still incurred a $451.9 million deficit, it ended fiscal 2003 with a positive balance in its budgeted funds, as required by statute, by using reserve funds, including $641.3 million from the Stabilization Fund. Tax revenues for fiscal year 2004 were $15.269 billion and resulted in a surplus of $1.140 billion for the fiscal year. Tax revenues for fiscal year 2005 were $15.987 billion and resulted in a surplus of $594.4 million for the fiscal year. Tax revenues for fiscal year 2006 are projected by the Executive Office for Administration and Finance to be $16.957 billion and result in a surplus of $127.3 million for the fiscal year.

    The budgeted operating funds of the Commonwealth ended fiscal 2001 with a surplus of revenues and other sources over expenditures and other uses of $726.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $3.013 billion. Budgeted revenues and other sources for fiscal 2001 totaled approximately $22.861 billion, including tax revenues of $16.075 billion. Commonwealth budgeted expenditures and other uses in fiscal 2001 totaled $22.134 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2002 with a deficiency of revenues and other sources over expenditures and other uses of $1.625 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.388 billion. Budgeted revenues and other sources for fiscal 2002 totaled approximately $21.175 billion, including tax revenues of $13.623 billion. Commonwealth budgeted expenditures and other uses in fiscal 2002 totaled $22.800 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2003 with a deficiency of revenues and other sources over expenditures and other uses of $451.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of $936.1 million. Budgeted revenues and other sources for fiscal 2003 totaled approximately $21.987 billion, including tax revenues of $14.280 billion. Commonwealth budgeted expenditures and other uses in fiscal 2003 totaled $22.439 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2004 with a surplus of revenues and other sources over expenditures and other uses of $1.140 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.893 billion. Budgeted revenues and other sources for fiscal 2004 totaled approximately $23.988 billion, including tax revenues of $15.269 billion. Commonwealth budgeted expenditures and other uses in fiscal 2004 totaled $22.843 billion. At the end of fiscal 2004, the Stabilization Fund's ending balance was $1.137 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2005 with a surplus of revenues and other sources over expenditures and other uses of $594.4 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.487 billion. Budgeted revenues and other sources for fiscal 2005 totaled approximately $24.374 billion, including tax revenues of $15.987 billion. Commonwealth budgeted expenditures and other uses in fiscal 2005 totaled $23.779 billion. At the end of fiscal 2005, the Stabilization Fund's ending balance was $1.728 billion.

    The budgeted operating funds of the Commonwealth are projected to end fiscal 2006 with a surplus of revenues and other sources over expenditures and other uses of $131.7 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.619 billion. Budgeted revenues and other source for fiscal 2006 are projected to total approximately $25.617 billion, including tax revenues of $16.957 billion. Commonwealth budgeted expenditures and other uses in fiscal 2006 are projected to total $25.485 billion. At the end of fiscal 2006, the Stabilization Fund's ending balance is projected to be $2.369 billion. All projections were compiled by the Commonwealth's Executive Office of Administration and Finance.

    On January 25, 2006, Governor Romney submitted his budget proposal for fiscal 2007, constituting a balanced budget as required by state finance law. The Governor's budget is based upon a gross tax estimate of $18.975 billion, which includes $1.333 billion for the annual pension obligation, $734.0 million in sales tax dedicated to the MBTA, and $572.5 million in sales tax dedicated to the MSBA. The $25.187 billion appropriation bill would represent a 4.0% increase in spending as compared to fiscal 2005 budgeted estimated spending.

    Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth." Tax revenues in fiscal 2000 through 2005 were lower than the allowable state tax revenue limit set by state law and are projected to be lower than the allowable limit again in fiscal 2006.

    Debt Limits and Types of Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The law set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding "direct" bonds upon the issuance of the refunding bonds. The statutory limit on "direct" bonds during fiscal 2006 is $14.137 billion.


    In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

    The Commonwealth is authorized to issue three types of debt directly -- general obligation debt, special obligation debt and federal grant anticipation notes. General obligation bonds are secured by the full faith and credit of the Commonwealth. Special obligation revenue debt may be secured by either a pledge of receipts credited to the Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.


    Local Aid. The Commonwealth makes substantial Local Aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2005, exclusive of the school building assistance program, which was restructured, moved off- budget, and transferred to the newly created Massachusetts School Building Authority, approximately 18.2% of the Commonwealth's budgeted spending was allocated to direct Local Aid. In fiscal 2006, exclusive of the school building assistance program, approximately 18.6% of the Commonwealth's projected budgeted spending is estimated to be allocated to direct Local Aid.

    As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2005, $2.941 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.183 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.


    A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.


    Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 2001 through 2005, expenditures for Direct Local Aid, exclusive of school building assistance, were $4.380 billion, $4.824 billion, $4.686 billion, $4.383 billion and $4.477 billion, respectively. The fiscal 2004 final supplemental appropriations act signed into law on September 17, 2004 appropriated $75.0 million in one-time local aid payments to be distributed in fiscal 2005. The Commonwealth was able to avoid further cuts in fiscal 2005 and restored much of the funding in fiscal 2006.

    The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes (RANS) for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings.

    In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2005, the aggregate property tax levy grew from $3.347 billion to $9.483 billion, a compound annual growth rate of 4.4%.

    Many communities have responded to the limitation imposed by Proposition
    2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.


    Certain of the Commonwealth's cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.


    Medicaid. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures and, beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the State Children's Health Insurance Program.

    Over a quarter of the Commonwealth's budget is slated for health care programs. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 2001 to fiscal 2005 has grown by 8.3% on a compound annual basis. During the same period, Medicaid enrollment has increased by 1.2% on a compound annual basis.

    Health Insurance Legislation. In October 2005, the federal Center for Medicare and Medicaid Services (CMS) notified the Commonwealth under the terms and conditions of its 1115 Demonstration Waiver that a federally approved plan for reducing the number of uninsured individuals in the Commonwealth must be in place by July 1, 2006 in order for federal funding associated with the Safety Net Care Pool (SNCP) to be made available to the Commonwealth for fiscal 2007 and beyond. CMS has indicated that the purpose of the SNCP funds is to reduce the level of uninsured persons in Massachusetts through mechanisms other than the Medicaid program. Subsequently, U.S. Secretary of Health and Human Services Michael Leavitt reaffirmed that the federal government could withhold up to $385 million in federal funds if a new plan meeting the SNCP goals and agreeable to CMS were not approved and implemented by July 1, 2006. To allow time for review, CMS had requested that a plan be submitted to it by January 15, 2006. The Commonwealth did not submit a plan by January 15.

    On April 12, 2006, Governor Romney signed into law "An Act Providing Access to Affordable, Quality, Accountable Health Care" to reduce the level of uninsured persons in Massachusetts. Based on this enacted legislation, the Executive Office of Health and Human Services (EOHHS) has submitted a description of the plan to CMS for federal approval. In this submission, the Commonwealth argues that the plan complies with the terms and conditions of the waiver and that all $385 million should be made available for spending in fiscal 2007. CMS has agreed to expedite review of the plan, and its response is expected before fiscal 2007 begins.

    The health care reform legislation is projected to provide health insurance coverage for 95% of the Commonwealth's uninsured by 2009, reducing reliance on the Commonwealth's uncompensated care pool.

    The Governor originally vetoed certain sections of the bill. All but two vetoes have been overridden. The two remaining vetoes contain no material financial implications.

    For fiscal 2006, the legislation appropriates or transfers $60.0 million:
    $25.0 million to establish the Commonwealth Health Insurance Connector, $14.5 million to expand and restore prevention programs at the Department of Public Health, $10.0 million for a reserve to fund additional administrative costs of various agencies, $5.0 million for the Massachusetts Technology Park Corporation for a computerized physician order entry initiative and other healthcare related activities, and $5.5 million for additional program expenditures. These funds are available for expenditure through fiscal 2007.

    For fiscal 2007 the legislation would result in a total of $390.9 million in new general fund spending: $177.0 million in rate increases for hospitals, physicians and managed care organizations; $94.0 million to eliminate waitlists for current MassHealth programs; $81.0 million for the restoration of certain MassHealth optional benefits, notably dental coverage for adults; and $38.9 million to expand MassHealth eligibility for children to 300% of the federal poverty level. The Commonwealth expects to receive federal financial participation in an amount equal to one-half of these expenditures. The legislation also requires the Uncompensated Care Pool to make an additional $70 million of payments to certain hospitals, which may be offset by additional federal reimbursements for pool spending and which may also require further state appropriations.

    For fiscal 2008 and 2009, the legislation provides an incremental $90.0 million in rate increases for hospitals and physicians in each year.

    Commonwealth Care premium assistance payments for the purchase of private insurance by low-income individuals will be funded by redeploying existing funds previously used to reimburse hospitals for free care. Total premium assistance payments in fiscal 2007 are projected to be $160.0 million.

    The health care reform legislation is also expected to result in a reduction in tax revenues starting in fiscal 2007, due to increased pre-tax spending on health insurance premiums by employees and businesses in the Commonwealth. The amount of tax reduction cannot be estimated until the cost of the health plans is set by the Health Insurance Connector and private health insurers.

    Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost- of-living allowances equal to the lesser of 3% or the previous year's percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees' and teachers' retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

    Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of- living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems' funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year's percentage increase in the United States Consumer Price Index is less than 3%. The fiscal 2006 general appropriation act ("GAA") included a 3% cost of living increase.

    The state employees' and state teachers' retirement systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Comprehensive pension funding legislation approved in January 1988, as subsequently amended, requires the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2023.

    July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year's payments.

    In fiscal 2005, Governor Romney and legislative leaders agreed to an updated funding schedule that incorporated a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule retain the 2023 date for fully amortizing the unfunded liability and utilize an amortization growth rate of 4.5% per year.

    The most recent actuarial valuations of the Commonwealth's pension obligation was calculated as of January 1, 2005. The unfunded actuarial liability as of that date was calculated to be $13.419 billion.

    The Commonwealth recently issued a valuation, as of January 1, 2006, of its liabilities in respect of other post-employment benefits ("OPEB"). The actuarial liability was calculated to be $13.287 billion. If the OPEB liability were prefunded in accordance with GASB Statement No. 25, the actuarial accrued liability would be reduced to $7.562 billion.

    MISSISSIPPI FUND
    In 2005, Mississippi's economy was experiencing an upswing. Employment through August 2005 was up 1.2% compared to the first eight months of the previous year, and retail sales were running 4.8% ahead of 2004 figures. Despite rising interest rates, the number of building permits issued was higher than in 2004. Personal income in the second quarter of 2005 rose at an annualized rate of 6.8%, the 13th highest rate in the nation. Consumer confidence was up.

    On August 29, 2005, Hurricane Katrina devastated the Mississippi Gulf Coast. Katrina's impact has affected the entire State. Thousands of homes and businesses were damaged or destroyed. Approximately 21% of owner- occupied housing units in the State suffered at least minor damage. In particular, Northrop Grumman Corporation, the State's largest manufacturer employer, reported $1 billion in damages to its two shipyards on the Gulf Coast. However, the repair and replacement of billions of dollars of housing, commercial property and infrastructure is expected to generate economic growth for the State over the next several years. The unprecedented construction activity will create an economic growth rate which the State has not seen in years.

    The increase of output and employment levels in the Gulf Coast is expected to continue throughout 2006 and impact the State as a whole into 2007 and 2008. The gross State product is expected to grow by an average of 2.9%, and the employment rate is expected to grow by an average of 1.1% over the 2006-2011 period. By comparison, the 2000-2005 period had an average growth rate of 1.9% for the gross State product and a 0.5% employment growth rate.

    Mississippi's unemployment rate in April 2006 was 7.3%, up from a rate of 6.6% in April 2005. Over the past year, employment in the construction sector increased by 7.9%, and employment in the professional and business services sector increased by 4.1%. The hospitality and leisure sector suffered the largest employment loss over the past year at 8.1%. The rebuilding is expected to keep employment levels in construction and retail sales at historically high levels through 2007. Over the next five years, the construction and hospitality and leisure sectors are expected to grow the fastest at rates of 2.1%, followed by health and social services at 1.8%. Additionally, transportation and utilities, other services, agriculture, finance/insurance/real estate, government and trade sectors are all forecast to grow. However, significant growth is not expected in the manufacturing and mining sectors.

    Mississippi is expected to receive over $20 billion in federal funds to assist in the hurricane recovery efforts. The federal funds are primarily allocated to debris cleanup, flood insurance claims, highway construction, repair of public buildings and homeowner assistance. Additionally, Congress created the Gulf Opportunity Zone Act which is aimed at speeding recovery by attracting new business and new investment to the Gulf Coast area, which includes forty counties in Mississippi. The Gulf Opportunity Zone Act provides more than a dozen tax incentives for businesses and also allows Mississippi to issue up to $5 billion in tax-exempt, private activity bonds which can be used to finance commercial and industrial enterprises. The incentives have attracted a significant amount of interest from businesses across the nation. Private insurance is expected to pay out over $12 billion.

    Total personal income in Mississippi increased approximately 4% in 2005. The modest increase is attributed to uninsured losses of private homeowners estimated at $3 billion. Projections for 2006, 2007 and 2008 show strong increases in personal income growth of 5.4%, 5.5% and 5.0%, respectively. Mississippi moved out of last place in per capita income in 2005 as a result of the effects of Hurricane Katrina.

    The gaming industry, which has experienced tremendous growth since its start in 1992, is making a remarkable comeback after Hurricane Katrina destroyed most of the coast casinos. Three casinos on the coast were back in operation by the start of 2006. Six more casinos are scheduled to reopen by the year's end. Additional casinos are expected to reopen in 2007. Coast gaming revenues were up to 54% of 2005 revenues by February 2006. River gaming, which was not significantly impacted by the storm, has seen some growth. The overall impact on the State's economy and tax revenues has been significant, as gaming revenue taxes are Mississippi's third largest source of tax revenue, behind only sales taxes and individual income taxes.

    While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. In the past, broilers, cotton and aquiculture have been the top three producers of farm income. Research and promotion have provided the State with a number of new farming alternatives. Mississippi leads the nation in the production of catfish and accounts for about 75% of the total United States catfish production. In addition, other important production crops in Mississippi are timber, sweet potatoes, soybeans, and rice. New commodities that have generated a lot of interest in recent years include blueberries, ratites (ostrich and emus) and fresh vegetables. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Of Mississippi's total land area, 62% (approximately 18.6 million acres) is classified as commercial forest and generates $11.4 billion in business annually.

    All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 20 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.

    In Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

    For the fiscal year ended June 30, 2005, State general fund receipts and disbursements were budgeted at approximately $3,935,925 and $3,632,192, respectively. State special fund receipts and disbursements were estimated to be approximately $7,709,234 and $7,787,771, respectively. Total general fund collections through May 2006 are up 13% over the same period for 2005. State sales and income tax collections over the same period are also up 17% and 10%, respectively.


    NEW YORK FUND

    This section contains information from the Annual Information Statement of the State of New York (the "State") dated June 12, 2006 ("AIS"). The AIS sets forth the official disclosure information regarding the financial condition of the State. Accordingly this section sets forth certain information from the sections of the AIS entitled "Current Fiscal Year," "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," and "Authorities and Localities." Information from the remaining sections of the AIS set out under the headings "State Organizations," "Litigation," and "Exhibits" is not included herein. This section is not a complete summary of the AIS. This section is derived from selected information published in the AIS. The AIS was filed with Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget ("DOB"), State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us.

    Current Fiscal Year
    The State's current fiscal year began on April 1, 2006 and ends on March 31, 2007. The State finalized the Enacted Budget for 2006-2007 on April 26, 2006. As in past years, the Legislature enacted the entire debt service bill in mid-March. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for fiscal year 2006-2007. On April 26, 2006, the Legislature finalized the 2006-2007 Enacted Budget. The Enacted Budget Financial Plan was prepared by the DOB and reflects the actions of the Legislature and Governor through May 12, 2006.

    The 2006-2007 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, Federal law changes, and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2006-2007 Enacted Budget Financial Plan set forth in the June 12, 2006 AIS.

    2005-2006 Fiscal Year

    General Fund
    The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


    The DOB reported a General Fund surplus of $2.0 billion for 2005-2006. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion. The General Fund ended fiscal year 2005-2006 with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (the State's "rainy day fund") (after a $72 million deposit at the close of 2005-2006), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in spending stabilization reserve.

    General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

    General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-2006, an increase of $2.9 billion from 2004-2005. Medicaid, school aid and fringe benefits were the main sources of annual growth.


    State Funds
    The State Funds Financial Plan comprises the portion of the All Funds Plan supported exclusively by State taxes, fees, and other resources. It includes the General Fund and State-financed special revenue, capital, and debt service funds, but excludes Federal aid.


    The State ended fiscal year 2005-2006 with a State Funds cash balance of $6.8 billion. In addition to the $3.3 billion General Fund balance, the State's special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $221 million, partially offset by a negative balance in the capital projects funds of $406 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements. The fund balance was held in numerous funds/accounts that support a variety of programs including ongoing Health Care Reform Act ("HCRA") programs, the operations and activities of the State University of New York campuses, industry regulation, public health and public safety. The fund balance in the debt service funds reflects the timing of bond sales. The negative balance in the capital projects fund results from outstanding loans from the State's Short-Term Investment Pool ("STIP") used to finance capital projects costs prior to the receipt of bond proceeds.

    State Funds receipts totaled $71.7 billion in 2005-2006, an increase of $7.4 billion from the 2004-05 results. The variance was the result of higher-than-expected collections from miscellaneous receipts and taxes. Actual State Funds disbursements totaled $69.7 billion in 2005-2006, an increase of $3.7 million over 2004-05 results. The variance was largely related to General Fund spending and growth in other State funds spending.


    All Funds
    The All Funds Financial Plan includes Federal aid received by the State, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.


    The State ended fiscal year 2005-2006 with an All Funds cash balance of $7.1 billion. Partially offsetting the $6.8 billion State Funds balance, the Federal Funds had a closing balance of $249 million, including $447 million in Federal special revenue funds, partially offset by a negative balance in the Federal capital projects funds of $198 million. The fund balance in the special revenue funds partly reflects the timing of receipts and disbursements. The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

    All Funds receipts for 2005-2006 totaled $107 billion, an increase $6.3 billion over 2004-05 results. The variance was primarily the result of lower-than-expected collections from Federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes. All Funds disbursements for 2005-2006 totaled $104.3 billion, an increase of $3.7 billion over 2004-05 results. The increase in State Funds spending of $8 billion, combined with a decline in Federal Funds spending of $2.1 billion, account for the variance. In addition to the State Funds variance described above, Federal funds for education programs and World Trade Center cost and Medicaid were revised downward.

    Enacted Budget Financial Plan for 2006-2007
    Overview
    The Executive Budget proposal for 2006-2007, if enacted in its entirety, would have eliminated a projected budget imbalance of $751 million. The Enacted Budget Financial Plan for 2006-2007, which incorporates both the Legislature's modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006), is also balanced. Although the Legislature adopted the budget by the start of the fiscal year, the process was, and continues to be, marked by substantive policy disagreements between the Governor and Legislature. In mid-April, the Governor vetoed 207 individual items of appropriation and the entire "revenue" bill (companion legislation that authorized numerous tax law changes). The Governor said the vetoes were done to (1) maintain a properly balanced budget in 2006-07, provide for adequate reserves, and ensure manageable outyear budget gaps and (2) remedy unconstitutional revisions made by the Legislature to the Executive Budget.

    The Legislature has constitutionally overridden 165 of the Governor's vetoes through the date of the AIS, generating estimated General Fund costs of roughly $600 million in 2006-07. The most significant items restored by the Legislature included: additional operating aid increases for public universities, increased spending for the Tuition Assistance Program (TAP), grants in aid to local school districts and other education-related entities subject to allocation by the Legislature, and discretionary "member item" spending for grants and projects initiated by individual legislators. The Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Enacted Budget Financial Plan estimates in the AIS incorporate the savings generated by the Governor's vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07. The Legislature and other parties have indicated they will challenge the Executive's constitutional authority concerning one or more of such items.

    The Enacted Budget includes $1.7 billion of the $2 billion in 2006-07 actions to restrain spending growth recommended in the Executive Budget. Medicaid cost containment, including roughly $600 million in savings from the Governor's vetoes of unconstitutional additions, totals $1.3 billion, or roughly 80% of the total. The Enacted Budget includes an increase of nearly $1.3 billion in school aid (school year basis), a $1.1 billion All Funds spending increase in Medicaid including the completion of the takeover by the State of Family Health Plus (FHP) costs from counties and State (rather than county) payment of all Medicaid costs in excess of 3.25% growth, a new statewide school construction grant program totaling $2.6 billion, elimination of the sales tax on clothing purchases under $110, a limitation on duplicative prescription drug coverage for persons eligible for both Medicare Part D and Medicaid, which is estimated to avoid roughly $220 million in costs (2006-07 only), a new Medicaid Inspector General's Office to identify, investigate, and prosecute Medicaid fraud, a $1.8 billion spending stabilization reserve, and a $250 million deposit to the State's Debt Reduction Reserve.

    The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $50.8 billion, an increase of $4.3 billion (9.4%) from 2005-2006. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $77.1 billion, an annual increase of $7.4 billion (10.6%). All Funds spending, which includes Federal grants, is estimated to increase by $8.1 billion (7.8%) for a total of $112.5 billion.

    The 2006-2007 Financial Plan includes a spending stabilization reserve of $2 billion. The State's general reserves are projected to total $3.2 billion in 2006-2007, equivalent to roughly 6.3% of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from projections. Risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

    The All Funds State employee workforce level was 191,400 at the end of the 2005-2006 fiscal year. The workforce is projected to total 191,275 by the end of fiscal year 2006-2007. The projected 2006-2007 workforce level represents a decrease of 19,800 full-time employees since January 1995. In recent years, the State workforce has remained relatively stable through the use of a hiring freeze which allows the State to maintain staffing of critical positions.

    The $2.9 billion Rebuild and Renew New York Transportation General Obligation Bond Act was approved by the voters in November 2005. Proceeds from the Bond Act are divided equally between Department of Transportation ("DOT") and the Metropolitan Transportation Authority ("MTA") capital programs, and will be used to partially finance the new DOT and MTA five-year capital plans of $17.9 billion for each plan, respectively. The Enacted Capital Plan projects that about $236 million in General Obligation Bonds will be issued in 2006-2007.

    Projected Outyear Budget Gaps
    The General Fund budget gaps for the 2007-2008 and 2008-2009 fiscal years now are estimated at roughly $3.7 billion and $4.1 billion, respectively. For planning purposes, the current budget gap estimates reflect the use of the Fiscal Stability Reserve to reduce the outyear gaps in equal amounts. The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes and State reimbursement obligations that are driven by local government activity.


    New York State Economy

    The New York economy continues to expand. The State's recovery is securely in the middle of its third year. The State's financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. However, the most recent data continues to indicate that the State's economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9% in 2006. The strength in employment and income growth will almost fully compensate for the decline in stimulus coming from the housing market. Wage and personal income growth are projected at 5.5% and 6.2%, respectively, for 2006.


    Special Considerations
    Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

    Risks to the New York Forecast

    In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2007. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

    Federal Issues

    The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

    In addition, a portion of Federal Medicaid payments related to School Supportive Health Services has been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

    It is unclear at this time what impact, if any, Federal actions may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.


    Other Risks
    The Financial Plan projections assume that VLT revenues will be used to continue to finance the State's SBE program. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system, in violation of the State Constitution, failed to provide students in New York City with an adequate education.

    As of the close of 2005-2006, the DOB projects balances in the State's general reserves to guard against unbudgeted risks will total $1.0 billion. The reserves include $944 million in the Rainy Day Reserve, after the maximum deposit of $72 million in 2005-06 and $21 million in the Contingency Reserve Fund for litigation. The Rainy Day Reserve is currently at its statutory maximum balance of 2%, and can be used only to respond to unforeseen mid-year budget shortfalls.


    Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.


    Existing labor contracts with all the State's major employee unions are set to expire at the end of 2006-07. The existing agreement covered a four-year period and included an $800 lump sum payment and general salary increases of 2.5% in 2004-05, 2.75% in 2005-06 and 3.0% in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a cost of approximately $2.2 billion to the General Fund and $2.9 billion on an All Funds basis over the life of the agreement. The current Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1% salary increase would cost the General Fund roughly $83 million annually and $129 million in All Funds.

    The State Financial Plan assumes the receipt of approximately $500 million annually in miscellaneous receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual miscellaneous receipts in 2005-06 were $450 million less than planned levels, and there can be no assurance that a comparable shortfall will not occur in 2006-07 or in future years.

    Authorities and Localities

    Public Authorities

    The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of the AIS, "public authorities" refers to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2005, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $124 billion, only a portion of which constitutes State-supported or State-related debt.


    Metropolitan Transportation Authority
    The AIS states that the official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at http://www.mta.info and that the State assumes no liability or responsibility for any financial information reported by the MTA or for any errors or omissions that may be contained at the MTA website.


    The City of New York
    The AIS states that the official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007 and that the State assumes no liability or responsibility for any financial information reported by The City of New York.


    The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

    In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    The staffs of the FCB, the OSDC, the City Comptroller and the Independent Budget Office issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and Independent Budget Office, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

    Other Localities
    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-2006 fiscal year or thereafter.


    To help resolve persistent fiscal difficulties in Erie County, the State enacted legislation in July 2005 that created the Erie County Fiscal Stability Authority (ECFSA). Under this statute, the County is required to take annual budgetary actions necessary to address increasing percentages of its projected budget gaps and the ECFSA is authorized to finance the remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. The County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.


    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that localities, or any of their respective public authorities, may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

    NORTH CAROLINA FUND

    The performance of the North Carolina Fund is influenced by the political, economic and statutory environment within the State. The Fund invests in obligations of North Carolina issuers, which results in the Fund's performance being subject to risks associated with current conditions in the State. The information presented below describes in more detail the factors that could affect the ability of the bond issuers to repay interest and principal on securities acquired by the Fund. The following information has been obtained from a variety of public sources, including recent official statements of the State, and is believed to be accurate, but should not be relied upon as a complete description of all relevant information.

    North Carolina's economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State's estimated population as of July 2005 was 8,683,242. According to the Employment Security Commission, the total seasonally adjusted non-farm employment accounted for approximately 3,980,700 jobs in May 2006, approximately 80% of which were in the service sector. Manufacturing firms employ approximately 14.3% of the non-agricultural work force, resulting in the State being named ninth nationally for manufacturing employment. The State has continued to experience significant investment by international firms, and is ranked fifteenth largest among the states in export trade as of December 2005. The services industry sector constitutes the single largest job segment of the State's economy, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

    The State's labor force was 4,373,486 in April 2006. North Carolina's seasonally adjusted unemployment rate in April 2006 was 4.3%, down from 4.5% in March 2006. The national rate was 4.6% in May 2006, down from April 2006. As of May 2006, the total non-farm seasonally adjusted employment increased by 61,800 jobs since April 2005.

    Budget Process
    The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29.9% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

    The State ended fiscal year 2004-2005 with an over-collection of revenues of $681.3 million which was 4.4% above the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%) and sales and use taxes (2.72%). In addition, unexpended appropriation or reversions of $120 million were realized. Therefore, the State closed fiscal year 2004-2005 with a $478.5 million unreserved fund balance after transferring $199.1 million to the Savings Reserve and $125 million to the Repairs and Renovations Reserve.

    State Revenues and Expenditures
    The adjusted fiscal year 2006-07 budget totals $18,850 million, a $1,454 million increase over the budget passed for 2005-06. These adjustments are possible due to responsible spending over the last five years, the strong, transitioning economy and the State's commitment to conservative budget practices. As a result, the State was able to report a revenue surplus of over $680 million at the end of fiscal year 2004-05, and it is anticipated that there will be a surplus of almost $1.1 billion in fiscal year 2005-06. Individual income taxes for the period through June 30, 2005 increased by $900 million, or 12%, as compared with those of 2003-2004. Corporate income tax revenue increased by $434 million or 52%, and returns from franchise taxes increased by $53.4 million or 12% relative to 2003-2004. Sales and Use taxes for the same period increased by $255 million. The enacted General Fund budget for fiscal year 2005-06 is $17,181.4 million, which includes $16,539.6 million to fund the continuation of programs at existing service levels, $1,156.9 million to fund new programs and to expand the service levels of existing programs, and $515.1 million in program reductions. The enacted General Fund budget for fiscal year 2006-07 is $17,396.3 million, which includes $17,154.8 million for continuation of programs at existing service levels, $881.6 million to fund new programs and expand the service level of existing programs, and $640.2 million in program reductions. The revenue budget continues the State Sales and Use Tax rate at 4.5% and the 8.25% income tax bracket through fiscal year 2006-07. It also diverts a portion of the national tobacco settlement payments and increases the tobacco tax by 25 cents per pack effective September 1, 2005 and another 5 cents per pack increase effective July 1, 2006. Additionally, the budget includes changes to simplify and modernize the sales tax.

    As of May 24, 2006, general obligations of the State of North Carolina were rated "Aa1" by Moody's and "AAA" by S&P and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.


    PENNSYLVANIA FUND

    State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established State with a diversified economy. Pennsylvania had been historically identified as a heavy industry State. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

    Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $4.8 billion in crop and livestock products annually. Over 58,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

    Non-agricultural employment in Pennsylvania over the ten years ending in 2005 increased at an annual rate of 0.8%. This rate compares to a 0.8% rate for the Middle Atlantic region and 1.2% for the U.S.

    Non-manufacturing employment in Pennsylvania has increased in recent years to 87.8% of the total employment in 2005. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 12.0% of 2005 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2005, the services sector accounted for 43.9% of all non-agricultural employment while the trade sector accounted for 16.4%.

    Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.4% in 1996. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 5.0% through 2005. From 1996 through 2005, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. As of May 2006, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.5%, compared to 4.7% for the United States. Since 2002, Pennsylvania's annual average was at or below both the Middle Atlantic and the U.S. rates.


    State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

    All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

    Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.


    Financial Condition and Results of Operations (GAAP Basis). During the five year period ending with fiscal 2005, total revenues and other sources increased by an average of 6.5% annually. Tax revenues during this same period increased by an annual average of 4.3%. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2001 through 2005 rose at an average annual rate of 6.9%. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.


    Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth adopted several new accounting and reporting standards established by the Governmental Accounting Standards Board in its Statements 33, 34, 35, 36, 37 and 38 (collectively, the "New Standards"). Among other things, these New Standards require presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. Other features of the new government-wide financial statements are the reporting of infrastructure assets and related depreciation. Previously, the Commonwealth did not report infrastructure values or accumulated depreciation related to general fixed assets. As part of implementing the New Standards, effective July 1, 2001, the Commonwealth reclassified and/ or restated numerous fund balance amounts previously reported at June 30, 2001 and reported governmental activities net assets at June 30, 2001. Note B to the financial statements in the June 30, 2003 Comprehensive Annual Financial Report provides a detailed explanation of the nature and amount of such restatements. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. Beginning with fiscal year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial statements.

    The Commonwealth has recently restated its GAAP basis financial statements for the fiscal year ended June 30, 2002 (the "2002 GAAP Financial Statements"). This restatement was triggered by a reporting change for certain assets included in the June 30, 2002 audited financial statements for the State System of Higher Education ("SSHE"), which is a component unit of the Commonwealth for which separate audited financial statements are obtained. Since the auditors for the 2002 GAAP Financial Statements rely on the audits of component units of the Commonwealth and related opinions, the auditors for the 2002 GAAP Financial Statements determined that the audit developments affecting SSHE required a restatement of the 2002 GAAP Financial Statements. Accordingly, the 2002 GAAP Financial Statements have been restated and on February 23, 2004 were filed with each NRMSIR and posted on the Office of the Budget's website.


    Assets in the Commonwealth's governmental fund types as of June 30, 2005 were $15,984.09 million. Liabilities for the same date were $9,002.10 million. The fund balance at the end of fiscal 2005 totaled $6,981.99 million, which is an increase of $188.11 million from the June 30, 2004 balance.

    Fiscal 2001 Financial Results (Budgetary Basis). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimates and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

    Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0% for the fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, decline by 13.8% for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

    Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7% over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 milion of reserves were available for making tax refunds in the following fiscal year.

    Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9% over fiscal year 2000 appropriations. Major program areas receiving funding increases above the 2.9% average include basic education, higher education, and medical assistance.

    Fiscal Year 2002 Financial Results (Budgetary Basis). Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds, and including intergovernmental transfers, were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,874.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

    Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by 8.0% and non-motor vehicle sales tax receipts were 2.3% below estimate. Personal income tax receipts were $738.7 million (9.4%) below estimate due to non-withholding receipts that were 21.9% below estimate and withholding collections that were 5.1% below estimate. Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

    Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

    Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, and intergovernmental transfers, net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.5 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to pooling transactions to match additional federal funds will be limited beyond fiscal year 2010.

    Fiscal Year 2003 Financial Results (Budgetary Basis). Due to continued slow growth in the national economy since the recession of 2001, actual fiscal year Commonwealth revenues were below estimate by 2.3% or $497.6 million. Total Fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4% below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As a result of financial operations during the fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

    Revenues available to the Commonwealth increased 11.0% from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3% increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, taxes and revenues (prior to reserves for tax refunds) were $497.6 million (2.3%) below the estimate made at the time the fiscal year 2003 budget was enacted. Most major Commonwealth tax categories performed below the estimated amount for fiscal year 2003. Corporate tax receipts were below estimate by 4.4%, including corporate net income tax receipts that were 12.6% below estimate and capital stock and franchise tax receipts that were 6.3% below estimate. Sales tax collections, the Commonwealth's largest tax source, were below the fiscal year 2003 estimate by 0.2%. Personal income tax receipts were below estimate by $289.9 million or 3.9% due to withholding collections that were 2.2% below estimate and non-withholding receipts that were also below estimate by 10.2%. Non-tax revenues, particularly earnings on investments and escheats, exceeded the estimate by $15.7 million or 2.0%. Reserves for tax refunds in fiscal year 2003 were $929.6 million, a decrease of $37.6 million or 3.9% from fiscal year 2002 levels.

    Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8% from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002. Intergovernmental transfers replaced $844.6 million of General Fund medical assistance costs in fiscal year 2003 compared to $549.6 million in fiscal year 2002. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in fiscal year 2003 totaled $578.9 million. These expenditures included $380.4 million in General Fund debt service that was paid from other available funds, including the proceeds of a May 2002 refunding bond issued by the Pennsylvania Industrial Development Authority as well as $198.5 million in long term care costs that were paid from Tobacco Settlement Fund revenues. In addition, $300 million had been appropriated from the General Fund in fiscal year 2003 for transfer to the Budget Stabilization Reserve Fund. This transfer, however, was repealed by the General Assembly during fiscal year 2003 as part of the enactment of the fiscal year 2004 budget.

    Fiscal Year 2004. (Budgetary Basis.) A rebounding national economy that exceeded preliminary estimates resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9%, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, a supplemental transfer of $123.3 million was also made to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

    Revenues available to the Commonwealth increased 6.2% from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1% increase from fiscal year 2003 actual receipts. Due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget, tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate by $636.7 million or 2.9%. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. The personal income tax was $117.8 million or 1.5% over the estimate for fiscal year 2004; the non-withholding portion of the personal income tax was 8.4% or $124.5 million over the estimate. Corporate net income tax collections were $201.6 million (13.7%) over estimate and the Capital Stock and Franchise tax collections were $50 million (5.4%) more than projected. Sales and use tax receipts exceeded the budgeted amount by $28 million or 0.4%. The insurance premiums tax and the inheritance tax each exceed their estimates by $58.9 million (17.7%) and $43.4 million (6.2%) respectively. Non-tax revenue collections were $158.9 million (25.5%) greater than projected, principally due to increased earnings on investments and the enhancement of the Commonwealth's escheat program. As part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted. Major components of the $794 million increase were: (i) an increase in the personal income tax rate from 2.8% to 3.07%, which is estimated to have provided $301.7 million in fiscal year 2004; (ii) an extension of the gross receipts tax to cellular and interstate telecommunications, which is estimated to have provided $222.4 million; (iii) revisions to the law regarding the escheating of property to the Commonwealth, which is estimated to have provided $190 million; (iv) a continued partial deferral of the scheduled reduction in the capital stock and franchise tax, which is estimated to have provided $60.7 million; (v) an increase of 10 cents per pack to the cigarette tax, which is estimated to have provided $25.4 million; and (vi) various other minor revisions, including some tax cuts, which combined to total a net increase in Commonwealth revenues of $794 million in fiscal year 2004.

    Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2% over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

    Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5% from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003. Intergovernmental transfers replaced $738.7 million of General Fund medical assistance costs in fiscal year 2004, compared to $844.6 million in fiscal year 2003. Expenditures normally funded from Commonwealth revenues that were instead funded from additional resources in fiscal year 2004 totaled $607.6 million. These expenditures included $457.6 million in available federal fiscal relief funds, which were used to offset certain medical assistance and other health care costs as well as $150 million in available capital debt fund reserves, which were used to offset General Fund debt service costs in fiscal year 2004.

    As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50% of total costs in the aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years. The proposed debt is composed of (i) $890 million of capital budget debt in addition to that anticipated to support the current capital budget program, and (ii) $1,135 million of debt of the newly created Commonwealth Financing Authority (the "Authority") to be repaid from annual budget appropriations.


    Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of 2004. Act 22 created the Authority, an independent authority with the power to issue debt of the Authority for the purposes of funding certain activities of the economic stimulus program. Legislation enacted to date has established, through the Authority, several new grant and loan programs as well as new loan guarantee programs to be funded with debt of the Authority. The Business in Our Sites program is expected to be capitalized with $300 million in debt of the Authority so that it may offer flexible loans and grants to local municipalities for acquisition and site preparation for economic development opportunities. The Building Pennsylvania program is expected to receive $150 million in Authority bond proceeds to provide funding for the development of real estate assets for purposes of economic stipulation. These funds will be loaned to private sector real estate funds on a matching basis to encourage economic development through real estate development. A new Pennsylvania Venture Guarantee Program is being created to be funded with up to $250 million in Authority bond proceeds in order to provide guarantees to venture capital firms investing in Pennsylvania. The Pennsylvania Capital Investment Program will provide up to $60 million in capital, derived from Authority bond proceeds, to Pennsylvania venture capital firms for investment in underserved areas of the Commonwealth. The First Industries Fund is expected to be capitalized with $150 million from Authority debt, to provide financial incentives and assistance to tourism-related and agricultural projects. A Second Stage Loan program is expected to be capitalized with $50 million in bond proceeds to provide guarantees for bank loans to second stage manufacturers and technology companies for working capital needs. The Core Industries Program will provide $75 million in revolving loan funds, funded by bonds of the Authority, for enhanced machinery and equipment financing. The Tax Increment Financing Guarantee Program, which will be funded through debt of the Authority, will provide $100 million in loan guarantee assistance for small and mid-sized Commonwealth communities to encourage this method of financing economic development projects.

    It is anticipated that General Fund appropriations will be required to support the Authority's annual debt service cost on its debt. Provisions of Act 22 of 2004 place limitations on the incurring of debt to fund portions of the economic stimulus program. Such limitations include provisions that no more than $250 million in debt may be issued within a fiscal year to support certain activities within the economic stimulus program. Further, Act 22 of 2004 requires the Secretary of the Budget to certify that sufficient excess General Fund revenues exist or will likely exist to support the annual issuance of up to $250 million in economic stimulus debt. The General Assembly also approved Act 67 of 2004 which enacted the remaining component of the Governor's economic stimulus proposal, an increase of $640 million in certain capital budget debt authorization for local economic redevelopment projects.

    In February 2004, the General Assembly approved Act 10 of 2004, which authorized a ballot referendum pertaining to the Governor's proposed water and sewer infrastructure program. On April 27, 2004, the voters of the Commonwealth approved the referendum proposal authorizing the Commonwealth to incur an additional $250 million in general obligation debt for the funding of certain local water and sewer capital infrastructure projects directly related to economic development projects funded via the Governor's economic stimulus program. The General Assembly has approved legislation to authorize the issuance of debt approved by the referendum.


    Fiscal Year 2005. Budgetary Basis. Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $24,053.9 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

    The fiscal year 2005 budget was based initially on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5% increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6% over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Major components of the tax revisions were: (i) an increase in the personal income tax from 2.8% to 3.07%; (ii) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities; (iii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, a portion of which was transferred to the new Health Care Provider Retention Account to be used to provide financial assistance for malpractice premiums for certain physicians practicing in particular high-risk medical specializations under the medical malpractice abatement program. This program was enacted for calendar years 2003 and 2004, and the General Assembly approved an extension for an additional year in 2005; (iv) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004; and (v) various other tax rate and tax base revisions, including some tax cuts. Total revenues to the Commonwealth exceeded the budget estimate by $442.0 million or 1.9%. Personal income tax receipts grew by $1,013 million or 13.1% over fiscal year 2004 revenues. Revisions to the personal income tax rate in December 2003 contributed to the large year-over-year increase in these receipts. During fiscal year 2005, corporate tax receipts grew $285.1 million or 10.7%, which generally reflected improvements in the overall state and national economy. Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5% over fiscal year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596.0 million. Earnings from investments and revisions to the Commonwealth's escheats program continued to provide revenues well in excess of the estimate for fiscal year 2005. Various revisions to the Commonwealth's escheat program were enacted as part of the fiscal year 2003 and 2004 budgets. These revisions to the escheat program have produced substantial non-recurring revenues during each of the two most recent fiscal years. Additionally, significant non- recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth's liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in fiscal year 2005 were $1,000.0 million, a decrease of $14.7 million or 1.4% from fiscal year 2004 levels.

    Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6% from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005. The fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending unappropriated balance was $364.8 million for fiscal year 2005.

    Fiscal Year 2006 Budget. The adopted fiscal year 2006 budget is based on an estimated 2.8% increase in Commonwealth General Fund revenues from those received in fiscal year 2005. The enacted budget appropriates $24,277.6 million of Commonwealth funds against estimated revenues net of tax refunds, of $23,914.9 million. The $362 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the $364 million fiscal year 2006 beginning balance. Additionally, the enacted fiscal year 2006 budget allocates additional state funds to replace significant amounts of formerly available federal funds.

    The fiscal year 2006 revenue estimate for the Commonwealth, as estimated in June 2005, is based upon an economic forecast of 3.3% growth in national real gross domestic product from the start of the third quarter of 2005 to the end of the second quarter of 2006. Trends in the Commonwealth's economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $731.8 million or approximately 3.1% prior to reserves for refunds. Fiscal year 2006 Commonwealth revenues from the personal income tax are forecasted to increase by 5.0%, while receipts from the sales and use tax are estimated to rise 3.4% over fiscal year 2005 receipts. Corporate receipts are expected to grow minimally in fiscal year 2006, at a rate of 0.3%, whereas revenues from non-tax sources such as earnings on investments and escheats are forecast to decline by 8.5%. A majority of the projected decline in non-tax revenues is attributable to the phase out of onetime revenue enhancements achieved in fiscal years 2004 and 2005 from revisions to the Commonwealth's escheats program.

    The ongoing economic expansion and job creation as experienced both nationally and within the Commonwealth during 2005 has contributed to Commonwealth revenues exceeding the estimates used to certify fiscal year 2006 General Fund revenues. Estimates for fiscal year 2006 General Fund revenues were revised in February 2006 as part of the Governor's proposed fiscal year 2007 budget. Based on a continuation of economic growth from the third quarter of 2005 and trends in actual receipts through January, the fiscal year 2006 General fund revenue estimate was increased by $363.7 million. Total General Fund revenues for fiscal year 2006 are projected to be $25,353.6 million. Actual Commonwealth revenues for the fiscal year-to-date through April 2006, are over $588 million above the estimate for that period, a surplus of 2.8%. Corporate taxes are $302.4 million over estimate, a 7.2% surplus to the year-to-date estimate. Personal income taxes are $201.1 million over the estimate, a surplus of 2.6% versus the year-to-date estimate. Sales and use taxes are essentially at estimate as actual receipts through April 2006, are $40.3 million above estimate, a difference of only 0.6% from the fiscal year-to-date estimate. Realty transfer tax revenues also exceed the year-to-date estimate by $49.3 million or 12.0% based in part on continuation of a strong housing market within the Commonwealth.

    In July 2005, the General Assembly approved, and the Governor signed into law, Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as "Growing Greener II." The enactment of Act 45 implements the Governor's major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth's Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

    The enacted fiscal year 2006 budget provides $24,304.0 million of appropriations from Commonwealth revenues, an increase of 5.4% from fiscal year 2005 expenditures and represents a planned draw down of $364 million of the unappropriated surplus balance available at the end of fiscal year 2005. A portion of the increased level of state funded appropriations is attributable to the replacement of federal funds received, on a one-time basis, which were utilized during the fiscal year 2004 and 2005 budgets. The enacted budget also includes $856.8 million in funding for various medical assistance expenditures through intergovernmental transfer proceeds, certain nursing home assessments and a tax on managed care organizations. This amount is an increase of 23% from the $697.9 million in such proceeds utilized during fiscal year 2005. Under the intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives the contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use the county contributions to pool transactions to match additional federal funds is currently scheduled to expire in 2010. Included in the Governor's proposed fiscal year 2007 budget is a request for supplemental appropriations for fiscal year 2006 totaling $197 million. Additional funding via requested supplemental appropriations includes $168 million in additional medical and other assistance funds and $25 million in volunteer company grants (first responders). The preliminary fiscal year ending unappropriated balance, net of lapses and supplemental appropriations is currently estimated to be nearly $272 million for fiscal year 2006. Following a statutorily-required transfer of 25% of this preliminary ending balance totaling nearly $68 million, the 2006 fiscal year ending unappropriated balance is currently estimated to be nearly $204 million.

    The achievement of the budgeted results, including current estimates, may be adversely affected by a number of trends or events, including developments in the national and state economy.

    Fiscal Year 2007 Proposed Budget. A proposed fiscal year 2007 budget was submitted by the Governor to the General Assembly on February 8, 2006. The proposed budget recommends appropriations totaling $25,425.3 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $25,225.2 million. The $200.1 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $204 million beginning balance. Additionally, the proposed fiscal year 2007 budget allocates additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds. The Governor's proposed fiscal year 2007 budget includes proposals for significant increases in funding for local school districts and higher education within the Commonwealth. The proposed budget also includes a new children's health insurance program called "Cover All Kids" which is intended to gradually expand available health insurance to all Pennsylvania children not currently covered by insurance. The Commonwealth's prescription drug coverage program is also proposed to expand to cover an additional 120,000 seniors within the next 18 months by building upon the federal Medicare Part D program. The proposed fiscal year 2007 budget includes initiatives to increase the efficiency of government operations within the Commonwealth and includes estimates to save over $1 billion annually in fiscal year 2007. The fiscal year 2007 proposed budget includes a decrease in expenditures of 2.5% exclusive of expenditures covering education, public welfare and Commonwealth debt service.

    As part of his fiscal year 2007 budget proposal, the Governor proposed a major program revision to the Commonwealth's Health Investment Plan, a series of health-related programs funded entirely from Tobacco MSA revenues. Currently, 100% of Tobacco MSA payments received are utilized for health care related expenditures. Revenues received are statutorily distributed based upon enacted funding formula. The Commonwealth's health research component currently receives 19% of annual Tobacco MSA funds and these funds are annually expended on health-related research projects undertaken by Pennsylvania-based researchers. The Governor's fiscal year 2007 budget proposes to create the Jonas Salk Legacy Fund, which would utilize half of the 19% (9.5%) of Tobacco MSA payments, currently dedicated to health research activities, to accelerate funding for bioscience research in Pennsylvania. Under this proposal, 9.5% of Tobacco MSA payments would be securitized through the issuance of approximately $500 million in bonds, the proceeds of which would be used to accelerate the construction of bioscience facilities, including laboratories, incubators and research parks. The proposed debt would be issued over a two-year period following approval by the General Assembly and programs funded with this debt from the Jonas Salk Legacy Fund would require a dollar-for-dollar private match, thereby increasing total investment in biosciences research and facility construction to over $1 billion. The proposed debt would be secured and paid solely from a pledge of 9.5% of the revenue from the Tobacco MSA.

    In February 2006, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2007 budget. Further legislative debate is anticipated before both houses adopt the General Appropriation Bill.

    The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30. In the event that the General Assembly fails to pass, or the Governor fails to sign, an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.


    Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt;
    (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.


    Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the March 1, 2006 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended February 28, 2006 was approximately $26.1 billion, and, therefore, the net debt limitation for the 2005 fiscal year is approximately $45.7 billion. Outstanding net debt totaled approximately $6.4 billion at February 28, 2006. On February 28, 2006 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $39.3 billion.


    Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated by S&P and by Moody's.

    City of Philadelphia. The City of Philadelphia (the "City" or
    "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.


    The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 21, 2005.


    No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $806.4 million in special tax revenue bonds outstanding as of June 30, 2003. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

    S&P and Moody's rate Philadelphia's general obligation bonds.

    Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

    SOUTH CAROLINA FUND
    Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection (d) of Section 7 of
    Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

    Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.

    The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

    Fiscal responsibility in the State lies with the South Carolina State Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular legislative session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

    The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior years' revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if a deficit occurs in any fiscal year, such deficit shall be provided for in the succeeding fiscal year.

    As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within 15 days of such determination, to take action to avoid a deficit at the end of such fiscal year.

    For many years, each annual Appropriations Act has contained a provision requiring the State Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of the Acts and Joint Resolutions of the General Appropriations Act for the year 1994, Part I, Section 17G.36, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the State Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.


    Over the course of nine fiscal years through June 30, 2000, the State's process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all but the 1991-1992 fiscal years.

    The revenue estimate for the State's Budgetary General Fund at the beginning of fiscal year 2000-2001, as enacted by the General Assembly, totaled $5,316.9 million. On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.


    On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the Fiscal Year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

    The General Reserve Fund Balance at the beginning of Fiscal Year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's Budgetary General Fund revenues for the latest completed fiscal year.

    On October 18, 2001, the Board of Economic Advisors reduced its Fiscal Year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisors, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $100,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of fiscal year 2000-2001 allocations.

    On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the Fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million which were to be paid regardless of the revenue shortfall.

    In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the general fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

    Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2001-2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $149 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund.

    As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve Fund's full funding amount for fiscal year 2002-2003.

    On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%.

    On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

    Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002 after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund.

    As required by the South Carolina Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding for fiscal year 2003-2004.

    On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response, at its August 20, 2003 meeting, the State Budget and Control Board took action to avoid year-end deficits in accordance with the State law by sequestering $98,599,197 of the State's Capital reserve. The State Budget and Control Board also approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.

    In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.

    The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2002-2003 deficit, in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003. Acting on the advice of counsel under question of the State Budget and Control Board's constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.


    Thereafter, partially in response to the foregoing events, the General Assembly enacted Act No. 256, the Fiscal Discipline Plan, on June 14, 2004. The Fiscal Discipline Plan of 2004 (i) clarifies actions necessary for the State Budget and Control Board to cover an operating deficit; (ii) provides for the repayment of the accumulated State operating deficit from the fiscal years 2001-2003; (iii) limits general fund appropriations growth to 3% in fiscal years 2003-04 through 2008-09; (iv) designates the use of surplus revenues; and (v) designates required transfers to the General Reserve fund as recurring general fund appropriations.


    The Plan provides that upon the close of a fiscal year, the State's Comptroller General must account for general fund revenues and expenditures from a budgetary-based approach no later than August 31 succeeding the end of the fiscal year. If expenditures exceed revenues and an operating deficit is determined, this information must be reported to the State Budget and Control Board before September 1, and the matter of the operating deficit must be placed as the first item on the agenda of the first meeting of the State Budget and Control Board following the closing of the books for the fiscal year. The Plan includes provisions similar to existing law by authorizing interfund borrowing to restore balance to the budgetary general fund and directing that the State Treasurer transfer the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year.

    The Plan further provides for partial resolution of the fiscal year 2001-02 operating deficit by directing the State Treasurer to transfer up to $50 million of fiscal year 2003-04 General Reserve Fund revenue prior to the close of the state's books for fiscal year 2003-04. The legislation expresses the intent of the General Assembly to resolve any remaining accumulated operating deficit for fiscal year 2001-02 by designating $50 million per year, if so much is necessary, as the first priority of appropriation of Capital Reserve Fund revenues, provided that revenues in the Capital Reserve Fund for fiscal years 2004-05 and 2005-06 are available for appropriation by the General Assembly.

    Moreover, for the period 2003-04 through 2008-09, to the extent that surplus general fund revenue is realized while the fiscal year 2001-02 accumulated operating deficit remains unresolved, the State Treasurer is directed to transfer as much of the surplus as is necessary to eliminate the deficit. If any surplus remains after full resolution of the accumulated deficit, the remaining surplus must be applied to restore amounts previously withdrawn from the General Reserve Fund. Upon resolution of the 2001-02 accumulated deficit and restoration of the General Reserve Fund to its full funding requirement, any remaining surplus general fund revenue would be deemed Capital Reserve Fund revenues and made available for appropriation in accordance with existing law.


    In addition to other applicable limitations on general fund appropriations under existing law, the Plan restricts any increase in total general fund appropriations (excluding nonrecurring amounts) for a given fiscal year during the period 2004-05 through 2008-09 to an amount not exceeding 3% of general fund appropriations made in the immediately preceding fiscal year.


    Finally, the Plan provides that, for fiscal years 2004-05 through 2008-09, amounts required to be transferred to the General Reserve Fund, including amounts necessary to restore previously withdrawn amounts, are deemed to be recurring general fund appropriations, with the exception that this budgetary treatment does not affect the calculations of spending formulas based on a percentage of general fund revenues.

    The State's Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.

    As required by the South Carolina Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004-2005. At August 31, 2004, the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.


    The revenue estimate for the State's Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly is $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2004-2005 budgetary general fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-2005 Appropriation Act estimate. On August 11, 2005, the State's Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 20, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.

    The revenue estimate for the State's Budgetary General Fund for fiscal year 2005-2006, as enacted by the General Assembly, is $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2005-2006 budgetary general fund to $6,241.6 million, an increase of $275.7 million or 4.6% over its original year 2005-2006 estimate. Through March 31, 2006, total general fund revenue collections exceed prior year collections for the same period by $269.8 million or 6.7%.

    The 2005-2006 Appropriation Act made provision for restoration of the general reserve fund and full funding of the capital reserve fund to their constitutionally required amounts. Both the general reserve and the capital reserve funds are fully funded at $153.5 million and $102.3 million respectively.

    South Carolina's economy was predominantly dependent on agriculture until well into the twentieth century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950's, the state's economy has undergone a gradual transition to other activities.

    In 2004, the leading contributors to South Carolina's gross state product were the manufacturing (20.5%), retail and wholesale trade (15.4%), real estate services (10.8%), and healthcare services (5.3%) industries. The government services sector is also a significant contributor. Fastest growing contributors to real gross state product were the information services (6.7% compound five-year growth), finance and insurance (5.1%) and utilities (4.4%) industries. The largest contributor to real gross state product, the manufacturing industry, has grown at 2.2% on the same basis, with durable goods growing at 4.9% and nondurable goods declining at 0.4%. Tourism is also an important and growing industry for the state. South Carolina's gross state product grew at a five-year compound rate of 2.6% from 2000 to 2004, and 4.1% from 2003 to 2004, compared to 2.4% and 4.3% for the same periods nationally, and 2.9% and 4.8% for the same periods in the southeastern states.

    South Carolina's unemployment rate for 2005 was 6.8%, unchanged from 2004. Nationally, the unemployment rate was 5.1% in 2005. In February, 2006, South Carolina's unemployment rate was 6.9% while the national unemployment rate was 5.2%. Over the past four years, South Carolina's unemployment rate has trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state's unemployment rate are declines in manufacturing jobs (declining at an annualized rate of 4.9% from 2000 to 2005), and strong growth in the labor force. While South Carolina's economy is generating jobs, not enough jobs were created to address the expanding labor force. Strongest job growth through the period 2000-2005 occurred in the educational and healthcare (3.5%) and other services (4.7%) industries. The state's nonagricultural job count advanced 1.5% to 1.86 million in 2005, adding 27,400 jobs. Strongest growth occurred in the service sector. Largest gains were in professional and business services (up 8,610 jobs or 4.4%), trade, transportation and utilities (up 4,500 jobs or 1.3%), educational and health services (up 4,100 jobs or 2.3%), and financial activities (up 24,000 jobs or 4.3%). Manufacturing continued to decline (by 2.2%), particularly in non-durable goods (down 5.7%), mitigated by a modest increase in durable goods of 1.2%. The only other sector experiencing declines was the natural resources and mining sector (down 300 jobs or 2.7%). In March 2006, the U.S. Bureau of Labor Statistics released revised employment data for the state covering the last two calendar years. The data were revised sharply upwards. Initial releases indicated job growth for 2005 of 0.4%. The revised data indicate growth of 1.5%, with the pace accelerating toward the end of the calendar years. The revised growth in employment is more consistent with other measures of economic growth in the State.

    In 2005, the State's per capita income increased to $28,352 or 4.29%, compared to an increase of 4.19% for the southeast and 4.65% for the nation. The State's per capita income was 82.0% of the national per capita income (compared to 82.3% in 2004). The State's per capita income was 91.4% of the southeast average per capita income (unchanged from 2004).

    For the calendar year 2005, the South Carolina Department of Commerce reported $2.6 billion in new capital investments that are expected to create about 12,370 new jobs. The projected average wage for Commerce- assisted job creation was $39,283, up 13% from 2004, and representing 139% of the state's per capita income. About 3,700 jobs were created in the state's rural areas. Manufacturing was the leading sector for investment (81%) and job creation (83%).


    TENNESSEE FUND
    In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State's fiscal year runs from July 1 through June 30.

    In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by 0.5% to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government. Specifically, the bill increased the State sales tax on most non-food items from 6% to 7% effective July 15, 2002, and allows for a maximum combined State and local sales tax rate of 9.75%. Additionally, the bill increased the State excise tax from 6% to 6.5%, increased the business tax rate 50% effective September 2002, raised the rates of professional privilege taxes, increased taxes on alcoholic beverages and tobacco products, and broadened the existing coin-amusement tax. The changes are expected to generate an estimated $938 million in annual tax revenue.

    The Legislature also authorized the placement of a lottery referendum on the November 2002 ballot. On November 5, 2002, Tennessee citizens voted to remove the State constitutional prohibition on lotteries, granting the General Assembly the authority to create a lottery. The constitutional amendment provides that lottery profits may only be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs. The Tennessee Advisory Commission on Intergovernmental Relations estimated that the State would realize profits from a lottery of $282 million based on patterns exhibited by mature lotteries in other states, though it is warned that lottery revenues are difficult to predict. According to the Tennessee Comptroller of the Treasury, lottery revenues are highly volatile, and some research suggests that though there may be rapid initial growth in revenue generated from lotteries, such growth is often followed by years of stagnant or declining revenue.

    Despite these changes, the State of Tennessee faces a recurring budget crisis for this fiscal year. Tennessee does not presently impose an income tax upon personal income and relies primarily on the sales tax for revenue. In recent years, the General Assembly has considered, but did not pass, income tax legislation. Again, in 2002, the Legislature debated, but did not pass, income tax legislation. Since 1999, Tennessee's budget has fallen short of annual projections, and the recurring budget crisis could lead to further financial difficulties for the State.


    The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997 the State's economy began to reaccelerate, but it slowed beginning in 1998, with only modest economic gains through 2001. However, in recent years, the Tennessee State economy has benefited from the relatively strong pattern of national growth. Economists predict that Tennessee is poised to sustain economic growth through most of 2007.

    Tennessee taxable sales have been buoyed in recent years by sustained growth in the state economy, especially construction activity. Tennessee taxable sales were approximately $66.02 billion in 1997, approximately $66.25 billion in 1998, approximately $72.34 billion in 1999 and approximately $75.54 billion in 2000, an increase of approximately 4.43% over 1999. However, taxable sales have been a disappointment in recent years. Following weak growth of 3.2% in 2000, taxable sales contracted in 2001 at a 0.2% rate and only slightly advanced in 2002 at a rate of 0.4%. The changes to the sales tax in the summer of 2002 have also created some problems in defining the data series on taxable sales, which is derived from the State's revenue collections. Economists predict that sales growth, which improved to 3.5% in 2003, and continued on its slow path of recovery to 5.1% for 2004, rose to 12.6% for 2005. However, these figures still lag behind income growth for the same periods.


    The positive effects of tourist and tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourist and tourism expenditures, however, and Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourist Development estimates that Tennessee had almost 36 million visitors in 2000, with total domestic and international travel-related spending in Tennessee reaching nearly $16.3 billion.


    Personal income grew 6.1% in 2000, but has been deteriorating since, slowing to only 3.8% in 2001, the slowest in more than a decade and trailing the national pace of expansion. Quarterly personal income for Tennessee seasonally adjusted at annual rates increased continuously for all of 1995 through 2000. Personal income growth improved in 2002, yielding a gain of 3.6%. Economists predict that Tennessee will experience slightly stronger growth than the nation in 2005 but will slip below the nation in growth in 2006. Inflation-adjusted personal income per capita is expected to grow at a compounded annual rate of 2.5% through 2010. The State's personal income per capita is expected to rise to 90.0% of the national average by 2011, up from about 89.5% in 2002. Such growth is projected to reverse a trend started in the mid-1990s where the gap between the State and nation actually widened.

    State labor markets are expected to show marked improvement over the performance of the last couple of years. Total nonagricultural jobs are expected to be up 1.1% for the upcoming fiscal year as opposed to 1.6% for nonagricultural growth on a national level. Manufacturing is expected to experience its first annual growth in jobs since the 1990s by approximately 0.2%.


    Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment. Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973. Non- agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 29% in the service sector, approximately 25% in the trade sector, approximately 16% in government, approximately 5% in construction and 5% in finance, insurance and real estate.


    Manufacturing employment is one component of non-agricultural employment. The State's manufacturing sector, which has shed jobs going back to 1999, will continue to struggle through 2006, although slightly less than in recent years. The job losses remain most pronounced in the textile, apparel and leather industries. Between 1999 and the second quarter of 2002, nearly 45,000 jobs were lost in manufacturing. In 2001, manufacturing job losses totaled 5.6%, with a 6.5% contraction in durable goods manufacturing and a 4.2% downturn in non-durable goods manufacturing.

    Agriculture also remains an important sector of the Tennessee economy. While Tennessee has experienced a continued downward spiral in farm income, 2002 may have marked the bottom as the agriculture sector turned the corner to a more optimistic outlook. Tennessee tobacco acreage and income are expected to continue their substantial decline, causing tobacco to fall to the State's second leading cash crop behind cotton, and short- term recovery is viewed as unlikely. Agriculture production declines were partially offset by a modest price recovery in 2002, though levels are still below those seen in the mid-1990s, and the Tennessee livestock sector remains relatively strong. Tennessee ranks among the top five timber-producing states, producing $390 million in timber income in 2003. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make future agricultural production difficult to predict.


    Tennessee's population increased approximately 20.0% from 1990 to 2003. The State's population was estimated in 2003 at approximately 5.80 million, making it the sixteenth most populous state in the U.S. A U.S. census study projects that during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. The greatest growth is expected to occur in the Nashville MSA, which, in 1995, passed the Memphis MSA as the largest metropolitan population center in Tennessee for the first time. The largest population decline is expected in the rural counties of northwest Tennessee.


    Tennessee's general obligation bonds have been graded "AA" (negative outlook) by Standard & Poor's. Moody's Investor Service has graded Tennessee general obligation bonds "Aa2" (Credit Watch negative implications). There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.


    VIRGINIA FUND
    The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.

    General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.


    The economy of Virginia is based primarily on the service, wholesale and retail trade, government, construction and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending. In particular, the 2005 Defense Base Realignment and Closure Commission made final recommendations that will impact more than 100,000 defense-related jobs in Virginia.

    The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. After a period of negative financial trends from fiscal year 2001 to 2003, financial trends for fiscal years 2004 and 2005 were positive, in part, as a result of several tax reform measures to provide additional revenues including an increase in the sales tax of one- half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack. In fiscal year 2005, general fund revenues and other sources exceeded expenditures and other uses by $755.8 million. As of June 1, 2006, the Commonwealth had a Standard & Poor's rating of "AAA," a Moody's rating of "Aaa," and a Fitch rating of "AAA" on its general obligation bonds.

    WEST VIRGINIA FUND
    West Virginia is among the nation's leading states in coal, oil and gas production. Recent increases in energy prices have brought an increase in State tax revenues attributable to these industries. However, West Virginia's economy continues to diversify, and its dependence on coal mining, oil and gas is diminishing. Manufacturing, services, the government sector, tourism and retail trades, among other industries, constitute an increasing part of the State's economy. The State continues to make a significant effort to grow the wood products, poultry processing and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon economic development, and the Legislature has enacted a number of statutes designed to foster economic growth.

    Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 2005 was 5.0% (annual average). According to data from the U.S. Department of Commerce, West Virginia ranked 47\t/\h/ among the states in per capita personal income for 2005, up one place from the previous year.

    The West Virginia Treasurer's Office compiles an Annual Debt Capacity Report, addressing various issues of debt management by State government. Among other things, this report attempts to determine whether the State is reaching its goal of keeping key debt ratios in the "average to low range of nationally recognized debt limits." According to the Annual Debt Capacity Report for the period ended June 30, 2005, the State had net tax supported debt of $1.75 billion, of which 42% was general obligation bonds, representing a potential burden of 5.32% on the State's general revenue fund. The recommended "cap" on this ratio, to keep it in the "average to low range of nationally recognized debt limits," is 5%. Other ratios concerning net tax supported debt, expressed as a percentage of personal income, 3.66% (recommended "cap" 3.0%), and as a percentage of assessed value, 3.06% (recommended "cap" of 2.0%). As of June 30, 2005, West Virginia's net tax supported debt per capita was $953 (recommended "cap" of $950).

    According to the Debt Capacity Report, Moody's rating of West Virginia's general obligation bond debt as of May 2005 was "Aa3." The Fitch and S&P ratings are both "AA-." States with a similar "Aa3" rating from Moody's include Alabama, Connecticut, Hawaii, Illinois, Montana, Mississippi, New Jersey, Oklahoma, Oregon, Rhode Island and Wisconsin.

    Litigation recently concluded regarding whether the State's coal severance tax, when applied to coal shipped to other countries, violates the Import-Export Clause of the United States Constitution. The multiple cases involved refund claims estimated by the State to total around $500 million, including interest, with potential prospective loss of revenue of about $50 million per year. In December of 2005, the West Virginia Supreme Court of Appeals held that the taxes do not violate the Import-Export Clause, and on June 5, 2006, the United States Supreme Court declined to hear the taxpayers' appeal.

    Like many states, West Virginia faces a future clouded by underfunded pension and other post-employment benefit plans. In June of 2005, West Virginia voters rejected a proposed plan to issue approximately $5.5 billion of pension obligation bonds, thus requiring the underfunded pension problem to be solved by resort to the State's general revenue stream. However, recent revenue surpluses have been used to pay down the substantial pension fund shortfall, lessening the burden in future years.

    Legislation privatizing workers' compensation became effective in January of 2006, and has already resulted in significant savings for some employers. The former, state-run workers' compensation agency had amassed debt in excess of $3 billion, which is now authorized to be paid off through special-revenue bonds. Under the legislation, a state-run employers' mutual insurance company, called BrickStreet, handles all claims, and other insurers that write workers' compensation policies may compete with BrickStreet beginning July 1, 2008.


MASSACHUSETTS INVESTORS GROWTH STOCK FUND                  MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                              MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                   MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                           MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                          MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                   MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                        MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                    MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                    MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                          MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                        MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                      MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                  MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                  MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                            MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                    MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                        MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                          MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                              MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                           MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                    MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                       MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                        MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND             MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                  MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                           MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                    MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                            AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                               NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF
THE SAI:

-------------------------------------------------------------------------------------------------------
                                                                         SALES CHARGE WAIVED*
-------------------------------------------------------------------------------------------------------
                                                             CLASS A      CLASS A    CLASS B    CLASS C
                                                             FESL         CDSC       CDSC       CDSC
-------------------------------------------------------------------------------------------------------
L. MISCELLANEOUS
-------------------------------------------------------------------------------------------------------

In connection with settlements reached between certain          X
broker/dealers and the NASD, SEC and/or other regulatory
bodies regarding sales of class B and class C shares in
excess of certain dollar thresholds, the funds will, at
times, permit shareholders who are clients of these
firms to redeem class B and class C shares of the fund
and concurrently purchase class A shares without paying
an initial sales charge.

----------------------------------------------------------------------------------------------------------

                              THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND                      MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                                  MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                       MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                               MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                              MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                       MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                            MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                        MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                        MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                    MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                              MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                            MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                          MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                      MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                      MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                                MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                        MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                            MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                              MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                                  MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                               MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                        MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                           MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                            MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND                 MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                      MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                               MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                        MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                                AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                                   NY, NC, PA, SC, TN, VA, WV

    SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

             Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

             The MFS Proxy Voting Policies and Procedures include:

             A. Voting Guidelines;

             B. Administrative Procedures;

             C. Monitoring System;

             D. Records Retention; and

             E. Reports.

A.  VOTING GUIDELINES

    1.  GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

             MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

             MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

             As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

             From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

             These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

    2.  MFS' POLICY ON SPECIFIC ISSUES

             ELECTION OF DIRECTORS

             MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

             MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

             MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

             MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

             MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

    o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;
    o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
    o Vest management of the process in the company's independent directors, other than the nominee in question; and
    o Outline the range of remedies that the independent directors may consider concerning the nominee.

             CLASSIFIED BOARDS

             MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

             NON-SALARY COMPENSATION PROGRAMS

             Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

             MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

             MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

             MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

             MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

             EXPENSING OF STOCK OPTIONS

             While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

             EXECUTIVE COMPENSATION

             MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

             EMPLOYEE STOCK PURCHASE PLANS

             MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

             "GOLDEN PARACHUTES"

             From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

             ANTI-TAKEOVER MEASURES

             In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

             MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

             MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

             REINCORPORATION AND REORGANIZATION PROPOSALS

             When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

             ISSUANCE OF STOCK

             There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

             REPURCHASE PROGRAMS

             MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

             CONFIDENTIAL VOTING

             MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

             CUMULATIVE VOTING

             MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

             WRITTEN CONSENT AND SPECIAL MEETINGS

             Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

             INDEPENDENT AUDITORS

             MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

             BEST PRACTICES STANDARDS

             Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

             SOCIAL ISSUES

             There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

             The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

             FOREIGN ISSUERS

             MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

             In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.  ADMINISTRATIVE PROCEDURES

    1.  MFS PROXY REVIEW GROUP

             The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

             a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

             b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and
                (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

             c. Considers special proxy issues as they may arise from time to time.

    2.  POTENTIAL CONFLICTS OF INTEREST

             The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

             In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

             a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

             b. If the name of the issuer does not appear on the MFS
                Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

             c. If the name of the issuer appears on the MFS Significant Client
                List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

             d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

             The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

    3.  GATHERING PROXIES

             Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

             MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

    4.  ANALYZING PROXIES

             Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

             As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

------------
    (1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

             As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

    5.  VOTING PROXIES

             In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.  MONITORING SYSTEM

             It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

             When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.  RECORDS RETENTION

             MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.  REPORTS

             MFS FUNDS

             MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

             ALL MFS ADVISORY CLIENTS

             At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

             Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                 THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND                  MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                              MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                   MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                           MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                          MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                   MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                        MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                    MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                    MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                          MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                        MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                      MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                  MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                  MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                            MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                    MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                        MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                          MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                              MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                           MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                    MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                       MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                        MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND             MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                  MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                           MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                    MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                            AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                               NY, NC, PA, SC, TN, VA, WV

          SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                             APPROXIMATE DATE OF POSTING TO WEB SITE
-------------------------------------------------------------------------------

Fund's top 10 securities holdings       14 days after month end
  as of each month's end

Fund's full securities holdings         29 days after month end
  as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

    o Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

    o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

    o Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

    o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS
ENTIRETY WITH THE FOLLOWING:

---------------------------------------------------------------------------------------------------------
                                                                             SALES CHARGE WAIVED*
---------------------------------------------------------------------------------------------------------
                                                                  CLASS A    CLASS A    CLASS B    CLASS C
                                                                  FESL       CDSC       CDSC       CDSC
---------------------------------------------------------------------------------------------------------

1.  WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
    IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING
    SERVICES ("MFS SERVICED PLANS")

---------------------------------------------------------------------------------------------------------
    B. OTHER PLAN WAIVERS
---------------------------------------------------------------------------------------------------------
    o All MFS Serviced Plans.                                       X                                X
---------------------------------------------------------------------------------------------------------
    o Transfers due to the eligibility of a MFS Serviced Plan       X          X          X          X
      to move its investment into a new share class under
      certain eligibility criteria established from time to
      time by MFD (sales charges waived may vary depending
      upon the criteria established by MFD).
---------------------------------------------------------------------------------------------------------
    o Transfer to rollover MFS Prototype IRA from an MFS            X                                X
      Serviced Plan.
---------------------------------------------------------------------------------------------------------
    o Reinvestment of Redemption Proceeds from Class B Shares       X          X

      -> Shares acquired by a retirement plan whose account
         application was received by MFD on or prior to March
         30, 2001 where the purchase represents the immediate
         reinvestment of proceeds from the plan's redemption
         of its Class B shares of the MFS Funds and is equal
         to or exceeds $500,000, either alone or in aggregate
         with the current market value of the plan's existing
         Class A shares; or
      -> Shares acquired by a retirement plan whose account
         application was received by MFD on or after April 2,
         2001 and before December 31, 2002 where the purchase
         represents the immediate reinvestment of proceeds
         from the plan's redemption of its Class B shares of
         the MFS Funds and is equal to or exceeds $1,000,000,
         either alone or in aggregate with current market
         value of the plan's existing Class A shares.
---------------------------------------------------------------------------------------------------------

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER
CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

---------------------------------------------------------------------------------------------------------
                                                                             SALES CHARGE WAIVED*
---------------------------------------------------------------------------------------------------------
                                                                  CLASS A    CLASS A    CLASS B    CLASS C
                                                                  FESL       CDSC       CDSC       CDSC
---------------------------------------------------------------------------------------------------------
5.  OTHER WAIVERS
---------------------------------------------------------------------------------------------------------
    B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS
---------------------------------------------------------------------------------------------------------
    o Shares acquired by officers, eligible directors,              X          X          X          X
      employees (including former employees) and agents of
      MFS, Sun Life or any of their subsidiary companies.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by trustees and retired trustees of any       X          X          X          X
      investment company for which MFD serves as distributor.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by employees, directors, partners,            X          X          X          X
      officers and trustees of any subadviser to any MFS Fund.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by certain family members of any such         X          X          X          X
      individual identified above and their spouses (or legal
      equivalent under applicable state law), and certain
      trusts, pension, profit-sharing or other retirement
      plans for the sole benefit of such persons, provided the
      shares are not resold except to the MFS Fund which
      issued the shares.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by employees or registered                    X          X          X          X
      representatives (including former employees) of
      financial intermediaries or an employee's spouse (or
      legal equivalent under applicable state law) or
      employee's children under the age of 21. For employees
      or registered representatives of financial
      intermediaries who established an account with MFS prior
      to May 1, 2006, shares acquired by certain family
      members of employees or registered representatives of
      financial intermediaries and their spouses or domestic
      partners, and certain trusts, pension, profit-sharing or
      other retirement plans for the sole benefit of such
      persons, provided the shares are not resold except to
      the MFS Fund which issued the shares.

---------------------------------------------------------------------------------------------------------
    o Shares acquired by institutional clients of MFS or MFS        X          X          X          X
      Institutional Advisors, Inc
---------------------------------------------------------------------------------------------------------

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------
5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

MASSACHUSETTS INVESTORS GROWTH STOCK FUND                      MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                                  MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                       MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                               MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                              MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                       MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                            MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                        MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                        MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                    MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                              MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                            MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                          MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                      MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                      MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                                MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                        MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                            MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                              MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                                  MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                               MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                        MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                           MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                            MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND                 MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                      MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                               MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                        MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                                AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                                   NY, NC, PA, SC, TN, VA, WV

                                         SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below.
 In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings as      14 days after month end
of each  month's end

Fund's full securities holdings as        29 days after month end
of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":

FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584
(GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. placeCo., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the placeplaceWalker action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants' motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                  THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

Class A Shares
Class B Shares
Class C Shares

-------------------------------------------------------------------------------


MFS(R) MUNICIPAL INCOME FUND                                   PROSPECTUS 8/1/06


This Prospectus describes the MFS Municipal Income Fund. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital.

TABLE OF CONTENTS
--------------------------------------------------------------------

RISK RETURN SUMMARY                                                1
--------------------------------------------------------------------
EXPENSE SUMMARY                                                    7
--------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                            9
--------------------------------------------------------------------
MANAGEMENT OF THE FUND                                            10
--------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                      12
--------------------------------------------------------------------

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                       21
--------------------------------------------------------------------
OTHER INFORMATION                                                 30
--------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                              34
--------------------------------------------------------------------

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                    A1
--------------------------------------------------------------------
APPENDIX B-TAXABLE EQUIVALENT YIELD TABLE                         B1

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. The fund's objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


    The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. To meet this policy, the fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. The fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal income tax. However, the interest income on certain of these municipal securities may be subject to alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities see the Tax Equivalent Yield Table attached as Appendix B to this Prospectus.

      The fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies. The fund may invest in speculative securities, which are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. The fund also may invest in lower rated bonds, commonly known as junk bonds, which are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Municipal Securities Risk:

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

        > General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. The fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

        > Municipal Lease Obligations Risk: The fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e., the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.


      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

      The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART*

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                        1996                     3.72%
                        1997                     9.63%
                        1998                     5.04%
                        1999                    (2.90)%
                        2000                     9.93%
                        2001                     4.08%
                        2002                     8.04%
                        2003                     5.91%
                        2004                     5.04%
                        2005                     3.97%

    ----------
    * Previously, the annual total returns for class B were shown. Class A annual total returns are now being shown to be consistent with the presentation in prospectuses for other MFS funds.

    The total return for the fund's class A shares for the six-month period ended June 30, 2006, was 0.71%.

    During the period shown in the bar chart, the highest quarterly return was 4.37% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.03)% (for the calendar quarter ended June 30, 2004).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)
    ..........................................................................

                                                    1 Year    5 Years  10 Years
    RETURNS BEFORE TAXES


    Class B Shares with CDSC (Declining Over Six
      Years from 4% to 0%)                          (0.77)%      4.27%     4.39%

    Class C Shares with CDSC (1% for 12 Months)       2.21%      4.63%     4.42%

    Class A Shares, with Initial Sales Charge
    (4.75%)                                         (0.96)%      4.38%     4.68%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions
      with Initial Sales Charge (4.75%)             (0.96)%      4.38%     4.65%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares
      with Initial Sales Charge (4.75%)               0.98%      4.47%     4.73%

    BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            3.53%      5.58%     5.71%

    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
    (IRAs). The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


      All performance results reflect any applicable expense sudsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

      The fund commenced investment operations on December 29, 1986, with the offering of class B shares, and subsequently offered class A shares on September 7, 1993, and class C shares on January 3, 1994.

      If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                    CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%        N/A       N/A

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) .....See Below(#)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ...........................................................................


    Management Fees .............................    0.55%      0.55%     0.55%

    Distribution and Service (12b-1) Fees(1) ....    0.25%      1.00%     1.00%

    Other Expenses(2) ...........................    0.26%      0.26%     0.26%
                                                    ------     ------    ------
    Total Annual Fund Operating Expenses(2) .....    1.06%      1.81%     1.81%

      Fee Reductions(3) .........................  (0.25)%    (0.25)%   (0.25)%
                                                    ------     ------    ------
      Net Expenses(2) ...........................    0.81%      1.56%     1.56%

    ----------

    (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.
    (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.

    (2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.
    (3) MFS has agreed in writing to waive its management fee to 0.30% annually. This written agreement will continue until at least February 28, 2009. See "Management of the Fund - Investment Adviser" below.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------


    Class A shares                          $554       $732     $  970    $1,649

    Class B shares(1)
      Assuming redemption at end of
        period                              $559       $804     $1,117    $1,873
      Assuming no redemption                $159       $504     $  917    $1,873

    Class C shares
      Assuming redemption at end of
        period                              $259       $504     $  917    $2,071
      Assuming no redemption                $159       $504     $  917    $2,071

    ----------

    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective.

      Interest income from these short-term investments will be taxable to shareholders as ordinary income. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE AND FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a fund with less active trading policies, which would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $170 billion as of March 31, 2006. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.


      For the fiscal year ended March 31, 2006, the fund paid MFS an effective management fee equal to 0.30% annually of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is 0.55% annually of the fund's average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

      A discussion regarding the basis for the Board of Trustees" approval of the Investment Advisory Agreement between the fund and MFS is available in the fund's semi-annual report to shareholders for the period ended September 30, 2005.

    DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a Fund" on the MFS website (MFS.COM), the following information is generally available to you:


    INFORMATION                          APPROXIMATE DATE OF POSTING TO WEBSITE
    -----------                          --------------------------------------

    Fund's top 10 securities holdings
      as of each month's end             14 days after month end

    Fund's full securities holdings
      as of each month's end             29 days after month end

      Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

o   PORTFOLIO MANAGER


    Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.


    PORTFOLIO MANAGER   PRIMARY ROLE     SINCE       TITLE AND FIVE YEAR HISTORY
    -----------------   ------------     -----       ---------------------------
    Geoffrey L.          Portfolio        2000     Senior Vice President of MFS;
    Schechter             Manager                  employed in the investment
                                                   management area of MFS since
                                                   1993.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A, class B and class C shares through this prospectus.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you redeem, class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees, or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

o   CLASS A SHARES


    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of average daily net assets.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                SALES CHARGE* AS PERCENTAGE OF:
                                                ------------------------------
                                                 Offering        Net Amount
    Amount of Purchase                             Price          Invested


    Less than $50,000                              4.75%            4.99%
    $50,000 but less than $100,000                 4.25             4.44
    $100,000 but less than $250,000                3.75             3.90
    $250,000 but less than $500,000                2.75             2.83
    $500,000 but less than $1,000,000              2.00             2.04
    $1,000,000 or more                            None**           None**


    ----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

    ** A 1% CDSC will apply to such purchases, as discussed below.

    Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS.


    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds" website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                                   INVESTMENTS ELIGIBLE FOR:
                                                --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE


    Letter of Intent                                                  X
    Right of Accumulation                                             X

    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X


    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.


    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI, you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      Only purchases made at the same time as or after the LOI may be included under your LOI commitment amount. However, for an LOI executed prior to May 1, 2006, you may request that purchases made during the 90 days prior to your execution of the LOI be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.


      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.


      Eligible accounts that you may link under a LOI and ROA may include:

        o Individual accounts;

        o Joint accounts;

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor;

        o MFS 529 College Savings Plan accounts;

        o Certain single-participant retirement plan accounts;

        o Certain Individual Retirement Accounts;

        o UGMA/UTMA accounts; and

        o Accounts held in the name of your financial intermediary on your behalf except accounts investing in W shares of certain MFS funds.

        In order to link such accounts under a LOI or ROA, the broker of record at the time of your current purchase must be the broker of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

      o Shares held indirectly through financial intermediaries other than the broker of record for your current purchase (for example, shares held in a different broker's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

      o Shares held directly in a MFS fund account on which the broker of record is different than the broker of record for your current purchase.

        It is your responsibility to inform the broker of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

      SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006 will remain linked to the extent the broker of record information for such accounts is not modified. In the event you change the broker of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.


    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time without prior notice.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of average daily net assets.

    The CDSC is imposed according to the following schedule:


                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------
    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of average daily net assets. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS


    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B and class C shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); and 1.00% for class B and class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). The class A distribution fee is not currently in effect but may be implemented on such date as the Board of Trustees may determine. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than paying other types of sales charges. For more information regarding the fund's Rule 12b-1 plan, see the SAI.


o   FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

    The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

      These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial intermediary process your purchase.

      Generally the minimum initial investment is $1,000, except for IRAs, for which the minimum initial investment is $250 per account. In addition, in the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


      Purchases of class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for class B share purchases or $999,999 for class C share purchases, you will not be able to purchase class B or class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included. Please see the discussion under "Linking Accounts for LOI and ROA" above.

      The fund or its agents may at their discretion accept a purchase request for Class B or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o send a check with the returnable portion of your statement;

    o ask your financial intermediary to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or


    o authorize transfers by phone between your bank account and your MFS account. The maximum purchase amount for this method is $100,000. You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.


    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES

    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Please call MFSC for information concerning these sales charges.


      Exchanges may be subject to certain limitations and are subject to the MFS Funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations". You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

    GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to seven days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations."


    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet at MFS.COM (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least seven days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (please see back cover page for address and telephone number).


    Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.


    PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.


    SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

    o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non- discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).


      In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

      The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of the fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.


    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS funds identified below impose a 1.00% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund
        MFS Floating Rate High Income Fund
        MFS Emerging Markets Equity Fund
        MFS International New Discovery Fund
        MFS New Discovery Fund

      The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

    GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.


    FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;


       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;


       4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;


       5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

      10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:


    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

    o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


      To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

      The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

      Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

      In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.


o   DISTRIBUTIONS

    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions in additional shares; or

    o Dividend and capital gain distributions in cash

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

      The fund expects to distribute substantially all of its income and gains annually. You may received three different types of distributions from the fund: exempt-interest dividends, ordinary dividends, and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion back as a taxable dividend.

      Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

      The fund's investments in certain debt instruments may cause the fund to recognize taxable income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

      If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

      Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

o   UNIQUE NATURE OF FUND


    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS


    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.


CLASS A
                                                                             YEARS ENDED 3/31
                                                 ----------------------------------------------------------------------------
                                                    2006              2005             2004             2003             2002
Net asset value, beginning of period               $8.58             $8.70            $8.54            $8.32            $8.54
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                        $0.41             $0.42            $0.41            $0.41            $0.44
  Net realized and unrealized gain (loss)
  on investments                                   (0.06)            (0.13)            0.17             0.25            (0.20)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.35             $0.29            $0.58            $0.66            $0.24
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.40)           $(0.41)          $(0.42)          $(0.44)          $(0.46)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.53             $8.58            $8.70            $8.54            $8.32
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                          4.18              3.49             6.94             8.00             2.78
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              1.06              1.04             1.04             1.05             1.15
Expenses after expense reductions (f)               0.81              0.79             0.88             0.90             0.91
Net investment income                               4.71              4.90             4.80             4.85             5.12
Portfolio turnover                                     9                 8                9               13               15
Net assets at end of period (000 Omitted)       $240,212          $241,850         $264,797         $274,442         $276,719
-----------------------------------------------------------------------------------------------------------------------------



Financial Highlights - continued

CLASS B
                                                                                 YEARS ENDED 3/31
                                                        ----------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002
Net asset value, beginning of period                      $8.59           $8.72           $8.55           $8.33          $8.55
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                               $0.34           $0.36           $0.35           $0.35          $0.37
  Net realized and unrealized gain (loss)
  on investments                                          (0.05)          (0.14)           0.18            0.24          (0.20)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $0.29           $0.22           $0.53           $0.59          $0.17
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                             $(0.34)         $(0.35)         $(0.36)         $(0.37)        $(0.39)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $8.54           $8.59           $8.72           $8.55          $8.33
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                                 3.40            2.60            6.27            7.19           2.00
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.81            1.79            1.79            1.80           1.90
Expenses after expense reductions (f)                      1.56            1.54            1.63            1.65           1.66
Net investment income                                      3.96            4.15            4.05            4.10           4.37
Portfolio turnover                                            9               8               9              13             15
Net assets at end of period (000 Omitted)               $36,752         $43,930         $52,594         $59,591        $61,627
------------------------------------------------------------------------------------------------------------------------------



Financial Highlights - continued

CLASS C
                                                                                 YEARS ENDED 3/31
                                                     -------------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002
Net asset value, beginning of period                      $8.61           $8.73           $8.56           $8.34          $8.56
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                               $0.35           $0.36           $0.35           $0.35          $0.37
  Net realized and unrealized gain (loss)
  on investments                                          (0.06)          (0.13)           0.18            0.24          (0.20)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $0.29           $0.23           $0.53           $0.59          $0.17
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                             $(0.34)         $(0.35)         $(0.36)         $(0.37)        $(0.39)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $8.56           $8.61           $8.73           $8.56          $8.34
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (t)(s)(r)                                 3.41            2.72            6.27            7.18           2.00
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.81            1.79            1.79            1.80           1.90
Expenses after expense reductions (f)                      1.56            1.54            1.63            1.65           1.66
Net investment income                                      4.09            4.15            4.05            4.10           4.37
Portfolio turnover                                            9               8               9              13             15
Net assets at end of period (000 Omitted)               $34,618         $33,911         $37,508         $39,420        $36,146
------------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the MFS(R) Municipal Income Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................

                   x fund uses, or currently    -- permitted, but fund does not
    SYMBOLS          anticipates using             currently anticipate using
    ---------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 x
      "Yield Curve" Options                                         x
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

----------
APPENDIX B
----------

                                                  TAXABLE EQUIVALENT YIELD TABLE

                                         (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 2006)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 2006. Such yields may differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.


While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.

             TAXABLE INCOME*                 INCOME                                   TAX-EXEMPT YIELD
-----------------------------------------      TAX       --------------------------------------------------------------------------
       SINGLE                JOINT          BRACKET**        3%           4%           5%           6%           7%          8%
-----------------------------------------  ------------  --------------------------------------------------------------------------

        2006                  2006                                            FEDERAL EQUIVALENT TAXABLE YIELD
  OVERNOT OVER           OVERNOT OVER
$      0-$  7,550      $      0-$ 15,100      0.10          3.33%        4.44%        5.56%        6.67%        7.78%       8.89%
$  7,551-$ 30,650      $ 15,101-$ 61,300      0.15          3.53         4.71         5.88         7.06         8.24        9.41
$ 30,651-$ 74,200      $ 61,301-$123,700      0.25          4.00         5.33         6.67         8.00         9.33       10.67
$ 74,201-$154,800      $123,701-$188,450      0.28          4.17         5.56         6.94         8.33         9.72       11.11
$154,801-$336,550      $188,451-$336,550      0.33          4.48         5.97         7.46         8.96        10.45       11.94
$336,551 & Over        $336,551 & Over        0.35          4.62         6.15         7.69         9.23        10.77       12.31


  * Net amount subject to Federal personal income tax after deductions and exemptions.
 ** Effective Federal Tax Bracket.

MFS(R) MUNICIPAL INCOME FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Municipal Income Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    500 Boylston Street
    Boston, MA 02116-3741
    Telephone: 1-800-225-2606

    Internet: MFS.COM


Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission

    100 F Street, NE
    Room 1580
    Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-4096.

                                                  -----------------------------
                                                  MFS (R) MUNICIPAL INCOME FUND
                                                  -----------------------------
                                                  AUGUST 1, 2006

M F S(SM)                                               STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                            INFORMATION

A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated August 1, 2006. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover of Part II of this SAI for address and telephone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   LMB-SAI-8/06

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

  TABLE OF CONTENTS
                                                                          Page
I      Definitions .....................................................      3

II     Management of the Fund ..........................................      3

       The Fund ........................................................      3

       Trustees and Officers -- Identification and Background ..........      3

       Portfolio Managers ..............................................      3

       Trustee Compensation and Committees .............................      3

       Affiliated Service Provider Compensation ........................      3


III    Sales Charges and Distribution Plan Payments ....................      3

       Sales Charges ...................................................      3

       Distribution Plan  Payments .....................................      3

IV     Portfolio Transactions and Brokerage Commissions ................      3

V      Share Ownership .................................................      3


VI     Investment Techniques, Practices, Risks and Restrictions ........      4

       Investment Techniques, Practices and Risks ......................      4

       Investment Restrictions .........................................      4


VII    Tax Considerations ..............................................      4

VIII   Independent Registered Public Accounting Firm and Financial
       Statements ......................................................      4


       Appendix A -- Trustee Compensation and Committees ...............      A

       Appendix B -- Affiliated Service Provider Compensation ..........      B

       Appendix C -- Portfolio Managers ................................      C

       Appendix D -- Sales Charges and Distribution Plan Payments ......      D

       Appendix E -- Portfolio Transactions and Brokerage Commissions ..      E

       Appendix F -- Share Ownership ...................................      F

I     DEFINITIONS

      "Trust" - MFS(R) Municipal Series Trust, a Massachusetts business trust, organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988.

      "Fund" - MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated August 1, 2006, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E of Part II.


      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      PORTFOLIO MANAGERS
      Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in Appendix C to this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION

      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix D to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in Appendix E to this Part I.

V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS funds overseen by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks.

        These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.


      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II of this SAI.


VII   TAX CONSIDERATIONS
      For a discussion of tax considerations, see Part II of this SAI.

VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES


    The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                                                 RETIREMENT       TOTAL TRUSTEE
                                                  BENEFITS        FEES FROM FUND
                               TRUSTEE FEES    ACCRUED AS PART       AND FUND
    TRUSTEE                    FROM FUND(1)    OF FUND EXPENSE       COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning            N/A                 N/A               N/A
    Robert C. Pozen              N/A                 N/A               N/A

    NON-INTERESTED TRUSTEES
    Robert E. Butler (3)        $  233               N/A               N/A
    Lawrence H. Cohn, M.D.      $1,015               N/A             $192,518
    David H. Gunning            $1,073               N/A             $204,768
    William R. Gutow            $1,015               N/A             $192,518
    Michael Hegarty             $  992               N/A             $188,304
    J. Atwood Ives              $1,301               N/A             $275,518
    Amy B. Lane(4)              $1,093               N/A             $215,518
    Lawrence T. Perera          $1,048               N/A             $203,304
    J. Dale Sherratt            $1,126               N/A             $221,143
    Laurie J. Thomsen           $1,014               N/A             $187,787
    Robert W. Uek(3)            $  233               N/A               N/A

    ----------------
    (1) For the fiscal year ended March 31, 2006.
    (2) Information provided is for the calendar year 2005. Trustees receiving compensation from the Fund served as Trustees of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
    (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

    RETIREMENT BENEFIT DEFERRAL PLAN - Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


COMMITTEES
....................................................................................................................................
                         NUMBER OF
                       MEETINGS IN
                           LAST
NAME OF COMMITTEE       FISCAL YEAR                               FUNCTIONS                                  CURRENT MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------------------------


AUDIT COMMITTEE             14            Oversees the accounting and auditing procedures of the      Butler*, Ives* (ex-officio
                                          Fund and, among other things, considers the selection of    member), Sherratt*, Thomsen*
                                          the independent accountants for the Fund and the scope      and Uek*
                                          of the audit, and considers the effect on the
                                          independence of those accountants of any non-audit
                                          services such accountants provide to the Fund and any
                                          audit or non-audit services such accountants provide to
                                          other MFS Funds, MFS and/or certain affiliates. The
                                          Committee is also responsible for the periodic review
                                          and approval of the Fund's custodial, transfer agency
                                          and administrative service fee arrangements, as well as
                                          for establishing procedures for the receipt, retention
                                          and treatment of complaints received by the Fund
                                          regarding accounting, internal accounting controls, or
                                          auditing matters and the confidential, anonymous
                                          submission of concerns regarding questionable Fund
                                          accounting matters by officers of the Fund and employees
                                          of the Fund's investment adviser, administrator,
                                          principal underwriter or any other provider of
                                          accounting-related services to the Fund.

COMPLIANCE AND               9            Oversees the development and implementation of the          Butler*, Cohn*, Gunning*,
GOVERNANCE                                Fund's regulatory and fiduciary compliance policies,        Gutow*, Hegarty*, Ives* (ex-
COMMITTEE                                 procedures and practices under the 1940 Act and other       officio member) and
                                          applicable laws as well as oversight of compliance          Sherratt*
                                          policies of the Fund's investment adviser and certain
                                          other service providers as they relate to Fund
                                          activities. The Fund's Independent Chief Compliance
                                          Officer, reports directly to the Committee and assists
                                          the Committee in carrying out its responsibilities. In
                                          addition, the Committee advises and makes
                                          recommendations to the Board on matters concerning
                                          Trustee practices and recommendations concerning the
                                          functions and duties of the committees of the Board.

CONTRACTS REVIEW             6            Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                 reasonably necessary to evaluate the terms of the           of the Board (Butler, Cohn,
                                          investment advisory and principal underwriting              Gunning, Gutow, Hegarty,
                                          agreements and the Plan of Distribution under Rule 12b-1    Ives, Perera, Sherratt,
                                          that the Fund proposes to renew or continue, and to make    Thomsen and Uek)
                                          its recommendations to the full Board of Trustees on
                                          these matters.


NOMINATION AND               3            Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                              event that a position is vacated or created. The            of the Board (Butler, Cohn,
COMMITTEE                                 Committee will consider recommendations by shareholders     Gunning, Gutow, Hegarty,
                                          when a vacancy exists. Shareholders wishing to recommend    Ives, Perera, Sherratt,
                                          candidates for Trustee for consideration by the             Thomsen and Uek)
                                          Committee may do so by writing to the Fund's Secretary
                                          at the principal executive office of the Fund. Such
                                          recommendations must be accompanied by biographical and
                                          occupational data on the candidate (including whether
                                          the candidate would be an "interested person" of the
                                          Fund), a written consent of the candidate to be named as
                                          a nominee and to serve as Trustee if elected, record and
                                          ownership information for the recommending shareholder
                                          with respect to the Fund, and a description of any
                                          arrangements or understandings regarding recommendation
                                          of the candidate for consideration. The Committee is
                                          also responsible for making recommendations to the Board
                                          regarding any necessary standards or qualifications for
                                          service on the Board. The Committee also reviews and
                                          makes recommendations to the Board regarding
                                          compensation for the non-interested Trustees.

PORTFOLIO TRADING            8            Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
AND MARKETING                             Fund with respect to brokerage transactions involving       Hegarty*, Ives* (ex-officio
REVIEW COMMITTEE                          portfolio securities as those policies, procedures, and     member) and Perera
                                          practices are carried out by MFS and its affiliates. The
                                          Committee also oversees the administration of the Fund's
                                          proxy voting policies and procedures by MFS. In
                                          addition, the Committee receives reports from MFS
                                          regarding the policies, procedures, and practices of MFS
                                          and its affiliates in connection with their marketing
                                          and distribution of shares of the Fund.

PRICING                      8            Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
COMMITTEE                                 securities and other assets held by the Fund and            Perera*, Thomsen* and Uek*
                                          determines or causes to be determined the fair value of
                                          securities and assets for which market quotations are
                                          not "readily available" in accordance with the 1940 Act.
                                          The Committee delegates primary responsibility for
                                          carrying out these functions to MFS and MFS' internal
                                          valuation committee pursuant to pricing policies and
                                          procedures approved by the Committee and adopted by the
                                          full Board, which include methodologies to be followed
                                          by MFS to determine the fair values of portfolio
                                          securities and other assets held by the Fund for which
                                          market quotations are not readily available. The
                                          Committee meets periodically with the members of MFS'
                                          internal valuation committee to review and assess the
                                          quality of fair valuation and other pricing
                                          determinations made pursuant to the Fund's pricing
                                          policies and procedures, and to review and assess the
                                          policies and procedures themselves. The Committee also
                                          exercises the responsibilities of the Board under the
                                          Amortized Cost Valuation Procedures approved by the
                                          Board on behalf of each Fund which holds itself out as a
                                          "money market fund" in accordance with Rule 2a-7 under
                                          the 1940 Act.

SERVICES                     5**          Reviews and evaluates the contractual arrangements of       Gunning*, Ives* (ex-officio
CONTRACTS                                 the Fund relating to transfer agency, administrative        member), Sherratt*, Thomsen*
COMMITTEE                                 services, custody, pricing and bookkeeping services and     and Uek*
                                          lending of portfolio securities and makes
                                          recommendations to the full Board of Trustees on these
                                          matters.

----------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.
 ** The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September
    27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

-------------------
PART I - APPENDIX B
-------------------


    AFFILIATED SERVICE PROVIDER COMPENSATION
    .........................................................................................................................


    For information regarding sales charges and distribution payments paid to MFD, see Appendix D. The Fund paid compensation to its affiliated service providers over the specified periods as follows:


                                                                         NET AMOUNT
                                   NET AMOUNT                           PAID TO MFS            NET AMOUNT
                                   PAID TO MFS         AMOUNT           FOR GENERAL           PAID TO MFSC            AGGREGATE
                                  FOR ADVISORY         WAIVED          ADMINISTRATIVE         FOR TRANSFER          AMOUNT PAID TO
    FISCAL YEAR ENDED               SERVICES           BY MFS             SERVICES          AGENCY SERVICES(1)       MFS AND MFSC
    -----------------------------------------------------------------------------------------------------------------------------
    March 31, 2006                 $  953,768        $  794,807           $43,463               $335,332              $1,332,563
    March 31, 2005                 $  994,519        $  829,049           $26,315               $311,912              $1,332,746
    March 31, 2004                 $1,439,678        $  583,761           $36,295               $523,400              $1,999,373


    ----------------
    (1) In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.

-------------------
PART I - APPENDIX C
-------------------


    PORTFOLIO MANAGER(S)


    COMPENSATION
    Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

      o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          => The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).


          => The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.


      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.


    OWNERSHIP OF FUND SHARES.
    The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended March 31, 2006. The following dollar ranges apply:


        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. $100,001 - $500,000
        E.  $500,001 - $1,000,000
        F.  Over $1,000,000

                                                     DOLLAR RANGE OF EQUITY
    NAME OF PORTFOLIO MANAGER                          SECURITIES IN FUND
    -----------------------------------------------------------------------

    Geoffrey L. Schecter                                        C


    OTHER ACCOUNTS.

    In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended March 31, 2006, were as follows:


                               REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                               -------------------------------   --------------------------------      ----------------------------
                                 NUMBER OF                           NUMBER OF                          NUMBER OF
    NAME                         ACCOUNTS*    TOTAL ASSETS*           ACCOUNTS     TOTAL ASSETS          ACCOUNTS     TOTAL ASSETS
    -------------------------------------------------------------------------------------------------------------------------------

    Geoffrey L. Schechter            9       $6.0 billion               1        $230.2 million             2       $199.1 million


    ----------------
    * Includes the Fund.

    Advisory fees are not based upon performance of any of the accounts identified in the table above.

    POTENTIAL CONFLICTS OF INTEREST.
    MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

      When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

      MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

-------------------
PART I - APPENDIX D
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:
                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:

                                                   RETAINED          REALLOWED           CLASS A          CLASS B         CLASS C
    FISCAL YEAR END                TOTAL            BY MFD          TO DEALERS            SHARES          SHARES           SHARES
    -------------------------------------------------------------------------------------------------------------------------------

    March 31, 2006                  $336,043          $57,357           $278,686            $8,903         $ 59,246         $ 4,632
    March 31, 2005                  $187,204          $28,629           $158,575            $3,310         $ 80,573         $10,670
    March 31, 2004                  $432,641          $71,437           $361,204            $  200         $ 89,676         $13,532

    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A shares' initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                             PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------

        Less than $50,000                                                    4.00%
        $50,000 but less than $100,000                                       3.50%
        $100,000 but less than $250,000                                      3.00%
        $250,000 but less than $500,000                                      2.25%
        $500,000 but less than $1,000,000                                    1.75%
        $1,000,000 or more                                                   None*

    ----------------
    * A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................

    During the fiscal year ended March 31, 2006, the Fund made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Class A Shares                                   $608,343              $ 24,792              $583,551
    Class B Shares                                   $400,840              $307,137              $ 93,703
    Class C Shares                                   $345,015              $ 43,598              $301,417

    Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares and/or compensation for MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX E
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ...........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END                                            PAID BY FUND
    ---------------------------------------------------------------------------

    March 31, 2006                                                 N/A
    March 31, 2005                                                 N/A
    March 31, 2004                                                 N/A

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ...........................................................................

    During the fiscal year ended March 31, 2006, the Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of March 31, 2006:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                          AS OF MARCH 31, 2006

    ---------------------------------------------------------------------------
    N/A                                                            N/A

    TRANSACTIONS WITH RESEARCH FIRMS
    ...........................................................................

    During the fiscal year ended March 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)


        DOLLAR AMOUNT OF                       COMMISSIONS PAID ON
       TRANSACTIONS WITH                        TRANSACTIONS WITH
         RESEARCH FIRMS                          RESEARCH FIRMS
    ---------------------------------------------------------------------------
              N/A                                      N/A

    ----------------
    (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

-------------------
PART I - APPENDIX F
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of June 30, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2005.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000
                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE               SECURITIES IN FUNDS            BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning                     N                           D
    Robert C. Pozen                       N                           D


    NON-INTERESTED TRUSTEES
    Robert E. Butler(1)                   N                           N
    Lawrence H. Cohn, M.D.                N                           D
    David H. Gunning                      N                           D
    William R. Gutow                      N                           D
    Michael Hegarty                       N                           N
    J. Atwood Ives                        N                           D
    Lawrence T. Perera                    N                           D
    William J. Poorvu                     N                           D
    J. Dale Sherratt                      N                           D
    Laurie J. Thomsen                     N                           N
    Robert W. Uek(1)                      N(2)                        D(2)

    ----------------
    (1) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (2) As of March 31, 2006.

    25% OR GREATER OWNERSHIP

    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.


                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of June 30, 2006. All holdings are of record unless indicated otherwise.


    NAME AND ADDRESS OF INVESTOR OWNERSHIP                  PERCENTAGE
    ..........................................................................


    Merrill Lynch, Pierce, Fenner & Smith, Inc. for
      the Sole Benefit of its Customers                 5.92% of Class A shares
    Attn: Fund Administration                          14.11% of Class B shares
    4800 Deer Lake Dr E FL 3                            9.18% of Class C shares
    Jacksonville, FL 32246-6484
    ..........................................................................
    CitiGroup Global Markets, Inc.                      6.16% of Class B shares
    333 W 34th Street                                   6.94% of Class C shares
    New York, NY 10001
    ..........................................................................


MASSACHUSETTS INVESTORS GROWTH STOCK FUND                  MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                              MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                   MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                           MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                          MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                   MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                        MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                    MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                    MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                          MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                        MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                      MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                  MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                  MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                            MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                    MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                        MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                          MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                              MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                           MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                    MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                       MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                        MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND             MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                  MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                           MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                    MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                            AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                               NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF
THE SAI:

-------------------------------------------------------------------------------------------------------
                                                                         SALES CHARGE WAIVED*
-------------------------------------------------------------------------------------------------------
                                                             CLASS A      CLASS A    CLASS B    CLASS C
                                                             FESL         CDSC       CDSC       CDSC
-------------------------------------------------------------------------------------------------------
L. MISCELLANEOUS
-------------------------------------------------------------------------------------------------------

In connection with settlements reached between certain          X
broker/dealers and the NASD, SEC and/or other regulatory
bodies regarding sales of class B and class C shares in
excess of certain dollar thresholds, the funds will, at
times, permit shareholders who are clients of these
firms to redeem class B and class C shares of the fund
and concurrently purchase class A shares without paying
an initial sales charge.

----------------------------------------------------------------------------------------------------------

                              THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND                      MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                                  MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                       MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                               MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                              MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                       MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                            MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                        MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                        MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                    MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                              MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                            MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                          MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                      MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                      MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                                MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                        MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                            MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                              MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                                  MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                               MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                        MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                           MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                            MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND                 MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                      MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                               MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                        MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                                AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                                   NY, NC, PA, SC, TN, VA, WV

    SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

             Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

             The MFS Proxy Voting Policies and Procedures include:

             A. Voting Guidelines;

             B. Administrative Procedures;

             C. Monitoring System;

             D. Records Retention; and

             E. Reports.

A.  VOTING GUIDELINES

    1.  GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

             MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

             MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

             As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

             From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

             These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

    2.  MFS' POLICY ON SPECIFIC ISSUES

             ELECTION OF DIRECTORS

             MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

             MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

             MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

             MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

             MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

    o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;
    o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
    o Vest management of the process in the company's independent directors, other than the nominee in question; and
    o Outline the range of remedies that the independent directors may consider concerning the nominee.

             CLASSIFIED BOARDS

             MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

             NON-SALARY COMPENSATION PROGRAMS

             Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

             MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

             MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

             MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

             MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

             EXPENSING OF STOCK OPTIONS

             While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

             EXECUTIVE COMPENSATION

             MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

             EMPLOYEE STOCK PURCHASE PLANS

             MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

             "GOLDEN PARACHUTES"

             From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

             ANTI-TAKEOVER MEASURES

             In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

             MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

             MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

             REINCORPORATION AND REORGANIZATION PROPOSALS

             When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

             ISSUANCE OF STOCK

             There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

             REPURCHASE PROGRAMS

             MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

             CONFIDENTIAL VOTING

             MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

             CUMULATIVE VOTING

             MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

             WRITTEN CONSENT AND SPECIAL MEETINGS

             Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

             INDEPENDENT AUDITORS

             MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

             BEST PRACTICES STANDARDS

             Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

             SOCIAL ISSUES

             There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

             The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

             FOREIGN ISSUERS

             MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

             In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.  ADMINISTRATIVE PROCEDURES

    1.  MFS PROXY REVIEW GROUP

             The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

             a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

             b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and
                (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

             c. Considers special proxy issues as they may arise from time to time.

    2.  POTENTIAL CONFLICTS OF INTEREST

             The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

             In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

             a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

             b. If the name of the issuer does not appear on the MFS
                Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

             c. If the name of the issuer appears on the MFS Significant Client
                List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

             d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

             The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

    3.  GATHERING PROXIES

             Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

             MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

    4.  ANALYZING PROXIES

             Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

             As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

------------
    (1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

             As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

    5.  VOTING PROXIES

             In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.  MONITORING SYSTEM

             It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

             When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.  RECORDS RETENTION

             MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.  REPORTS

             MFS FUNDS

             MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

             ALL MFS ADVISORY CLIENTS

             At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

             Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                 THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND                  MFS(R) LIFETIME(R) 2020 FUND
MASSACHUSETTS INVESTORS TRUST                              MFS(R) LIFETIME(R) 2030 FUND
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                   MFS(R) LIFETIME(R) 2040 FUND
MFS(R) BOND FUND                                           MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) CAPITAL OPPORTUNITIES FUND                          MFS(R) LIMITED MATURITY FUND
MFS(R) CASH RESERVE FUND                                   MFS(R) MID CAP GROWTH FUND
MFS(R) CONSERVATIVE ALLOCATION FUND                        MFS(R) MID CAP VALUE FUND
MFS(R) CORE EQUITY FUND                                    MFS(R) MODERATE ALLOCATION FUND
MFS(R) CORE GROWTH FUND                                    MFS(R) MONEY MARKET FUND
MFS(R) EMERGING GROWTH FUND                                MFS(R) MUNICIPAL BOND FUND
MFS(R) EMERGING MARKETS DEBT FUND                          MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) EMERGING MARKETS EQUITY FUND                        MFS(R) MUNICIPAL INCOME FUND
MFS(R) FLOATING RATE HIGH INCOME FUND                      MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) GLOBAL EQUITY FUND                                  MFS(R) NEW DISCOVERY FUND
MFS(R) GLOBAL GROWTH FUND                                  MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL TOTAL RETURN FUND                            MFS(R) RESEARCH BOND FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND                    MFS(R) RESEARCH BOND FUND J
MFS(R) GOVERNMENT MONEY MARKET FUND                        MFS(R) RESEARCH FUND
MFS(R) GOVERNMENT SECURITIES FUND                          MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) GROWTH ALLOCATION FUND                              MFS(R) STRATEGIC GROWTH FUND
MFS(R) GROWTH OPPORTUNITIES FUND                           MFS(R) STRATEGIC INCOME FUND
MFS(R) HIGH INCOME FUND                                    MFS(R) STRATEGIC VALUE FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                       MFS(R) TECHNOLOGY FUND
MFS(R) INFLATION-ADJUSTED BOND FUND                        MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND             MFS(R) UNION STANDARD EQUITY FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                  MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL GROWTH FUND                           MFS(R) VALUE FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND                    MFS(R) MUNICIPAL STATE FUNDS:
MFS(R) INTERNATIONAL VALUE FUND                            AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R) LIFETIME(R) 2010 FUND                               NY, NC, PA, SC, TN, VA, WV

          SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                             APPROXIMATE DATE OF POSTING TO WEB SITE
-------------------------------------------------------------------------------

Fund's top 10 securities holdings       14 days after month end
  as of each month's end

Fund's full securities holdings         29 days after month end
  as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

    o Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

    o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

    o Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

    o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS
ENTIRETY WITH THE FOLLOWING:

---------------------------------------------------------------------------------------------------------
                                                                             SALES CHARGE WAIVED*
---------------------------------------------------------------------------------------------------------
                                                                  CLASS A    CLASS A    CLASS B    CLASS C
                                                                  FESL       CDSC       CDSC       CDSC
---------------------------------------------------------------------------------------------------------

1.  WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
    IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING
    SERVICES ("MFS SERVICED PLANS")

---------------------------------------------------------------------------------------------------------
    B. OTHER PLAN WAIVERS
---------------------------------------------------------------------------------------------------------
    o All MFS Serviced Plans.                                       X                                X
---------------------------------------------------------------------------------------------------------
    o Transfers due to the eligibility of a MFS Serviced Plan       X          X          X          X
      to move its investment into a new share class under
      certain eligibility criteria established from time to
      time by MFD (sales charges waived may vary depending
      upon the criteria established by MFD).
---------------------------------------------------------------------------------------------------------
    o Transfer to rollover MFS Prototype IRA from an MFS            X                                X
      Serviced Plan.
---------------------------------------------------------------------------------------------------------
    o Reinvestment of Redemption Proceeds from Class B Shares       X          X

      -> Shares acquired by a retirement plan whose account
         application was received by MFD on or prior to March
         30, 2001 where the purchase represents the immediate
         reinvestment of proceeds from the plan's redemption
         of its Class B shares of the MFS Funds and is equal
         to or exceeds $500,000, either alone or in aggregate
         with the current market value of the plan's existing
         Class A shares; or
      -> Shares acquired by a retirement plan whose account
         application was received by MFD on or after April 2,
         2001 and before December 31, 2002 where the purchase
         represents the immediate reinvestment of proceeds
         from the plan's redemption of its Class B shares of
         the MFS Funds and is equal to or exceeds $1,000,000,
         either alone or in aggregate with current market
         value of the plan's existing Class A shares.
---------------------------------------------------------------------------------------------------------

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER
CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

---------------------------------------------------------------------------------------------------------
                                                                             SALES CHARGE WAIVED*
---------------------------------------------------------------------------------------------------------
                                                                  CLASS A    CLASS A    CLASS B    CLASS C
                                                                  FESL       CDSC       CDSC       CDSC
---------------------------------------------------------------------------------------------------------
5.  OTHER WAIVERS
---------------------------------------------------------------------------------------------------------
    B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS
---------------------------------------------------------------------------------------------------------
    o Shares acquired by officers, eligible directors,              X          X          X          X
      employees (including former employees) and agents of
      MFS, Sun Life or any of their subsidiary companies.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by trustees and retired trustees of any       X          X          X          X
      investment company for which MFD serves as distributor.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by employees, directors, partners,            X          X          X          X
      officers and trustees of any subadviser to any MFS Fund.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by certain family members of any such         X          X          X          X
      individual identified above and their spouses (or legal
      equivalent under applicable state law), and certain
      trusts, pension, profit-sharing or other retirement
      plans for the sole benefit of such persons, provided the
      shares are not resold except to the MFS Fund which
      issued the shares.
---------------------------------------------------------------------------------------------------------
    o Shares acquired by employees or registered                    X          X          X          X
      representatives (including former employees) of
      financial intermediaries or an employee's spouse (or
      legal equivalent under applicable state law) or
      employee's children under the age of 21. For employees
      or registered representatives of financial
      intermediaries who established an account with MFS prior
      to May 1, 2006, shares acquired by certain family
      members of employees or registered representatives of
      financial intermediaries and their spouses or domestic
      partners, and certain trusts, pension, profit-sharing or
      other retirement plans for the sole benefit of such
      persons, provided the shares are not resold except to
      the MFS Fund which issued the shares.

---------------------------------------------------------------------------------------------------------
    o Shares acquired by institutional clients of MFS or MFS        X          X          X          X
      Institutional Advisors, Inc
---------------------------------------------------------------------------------------------------------

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------
5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

                           MFS MUNICIPAL SERIES TRUST

                       MFS(R) ALABAMA MUNICIPAL BOND FUND
                      MFS(R) ARKANSAS MUNICIPAL BOND FUND
                     MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
                       MFS(R) GEORGIA MUNICIPAL BOND FUND
                      MFS(R) MARYLAND MUNICIPAL BOND FUND
                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                      MFS(R) NEW YORK MUNICIPAL BOND FUND
                   MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                    MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
                   MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
                      MFS(R) VIRGINIA MUNICIPAL BOND FUND
                    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
                          MFS(R) MUNICIPAL INCOME FUND

                                     PART C

ITEM 23. EXHIBITS


          1 Amended and Restated Declaration of Trust, dated December 16, 2004. (19)

          2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (18)

            (b) Appendix A, dated June 28, 2005 as revised February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (17)


          3      Form of Share Certificate for Class A, B and C Shares. (2)

          4 (a) Investment Advisory Agreement, dated January 1, 2002. (7)

            (b) Appendix A, as revised September 30, 2003, to the Investment Advisory Agreement, dated January 1, 2002. (9)

            (c) Appendix B, as revised September 30, 2003, to the Investment Advisory Agreement, dated January 1, 2002. (9)

          5 (a) Amended and Restated Distribution Agreement for the MFS Municipal Series Trust, dated January 1, 1995. (1)

            (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (8)

          6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (4)

            (b) Amendment to the Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (13)


          7 (a) Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 2, 2001. (15)

            (b) Exhibit A, dated May 25, 2006, to the Master Custodian Contract with State Street Bank and Trust Company and the Global Custody Agreement with JP Morgan Chase Bank, dated July 2, 2001. (16)

            (c) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (21)

            (d) Revised Schedule A as of September 30, 2005, to the Amendment No. 2 to the Master Custodian Agreement, dated July 2, 2001, with State Street Bank and Trust Company. (24)

            (e) Amendment, dated December 28, 2004, to the Master Custodian Contract with State Street Bank and Trust Company. (23)

          8 (a)  Shareholder Servicing Agent Agreement, dated August 1,
                 1985. (2)


            (b) Amendment to Exhibit B of the Shareholder Servicing Agent Agreement, dated April 1, 2003 to amend fee schedule. (11)

            (c) Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (20)


            (d) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (5)

            (e) Exhibit A revised as of April 25, 2006 to the Amended and Restated Master Administrative Services Agreement to include MFS Diversified Income Fund. (24)

            (f)  Dividend Disbursing Agency Agreement, dated February 1, 1986.
                 (2)

          9 Opinion and Consent of Counsel, dated July 24, 2006; filed herewith.


         10      Consent of Deloitte & Touche, LLP; filed herewith.

         11      Not Applicable.

         12      Not Applicable.


         13 (a) Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, Amended and Restated effective April 25, 2006. (14)

            (b) Exhibit A as of April 25, 2006, to the Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, updated to include MFS Series Trust XIII and MFS Diversified Income Fund.
                 (14)

         14 (a)  Plan pursuant to Rule 18f-3(d) under the Investment
                 Company Act of 1940 effective September 6, 1996 and, amended and restated effective April 25, 2006. (12)

            (b) Exhibit A, as revised April 25, 2006, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, updated to include MFS Series Trust XIII and MFS Diversified Income Fund. (12)

         15      Reserved.

         16 (a)  Code of Ethics as amended and restated effective January
                 1, 2006, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (10)


            (b) MFS Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004.
                 (9)

            (c) Code of Ethics for Non-Management Trustees effective January 1, 2005. (6)


            Power of Attorney, dated September 1, 2005.  (18)
            Power of Attorney, dated November 1, 2005.  (3)
            Power of Attorney, dated April 25, 2006.  (14)


-------------------------------

 (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.

 (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.


 (3) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.


 (4) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

 (5) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

 (6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

 (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.

 (8) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.

 (9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 53 filed with the SEC via EDGAR on November 1, 2004.


(10) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.

(12) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 49 filed with the SEC via EDGAR on April 25, 2006.


(13) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.


(14) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.


(15) Incorporated by reference to MFS Series Trust X (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.


(16) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 1 filed with the SEC via EDGAR on July 5, 2006.

(17) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.

(18) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.

(20) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(21) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003

(22) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(23) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(24) Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION


         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, dated December 16, 2004; incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005;
(b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.


         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth
Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities
Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities
Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 5 series:
MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income
Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS SERIES TRUST XII
         MFS SERIES TRUST XIII
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

         MFS/SUN LIFE SERIES TRUST

                  J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT

                  J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David
L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

         Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Mark C. Rogers is Director and President, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud and Susan Newton are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

         Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Assistant Secretary and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the SICAV Tax Officer.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

         Robert J. Manning is the President and Advisory Board Member, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer and Timothy F. Tierney is the Tax Officer.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, John F. O'Connor and David J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Suzanne Michaud are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director and President, Carol W. Geremia is the President, Paul
T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark
N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

         Joseph A. Kosciuszek and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor. Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton, Mitchell C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Carol W. Jeremiah and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is the Director, Chairman of the Board and President, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark
D. Kaplan, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul
T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

         Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan
D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Julia H. Holloway is Vice President and Chief Compliance Officer, Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart Chief          Executive Officer, Sun Life Assurance
                                            Company of Canada, Sun Life Centre,
                                            150 King Street West, Toronto,
                                            Ontario, Canada (Mr. Stewart is
                                            also an officer and/or Director of
                                            various subsidiaries and affiliates
                                            of Sun Life)

         C. James Prieur                  President and a Director, Sun Life
                                            Assurance Company of Canada, Sun
                                            Life Centre, 150 King Street West,
                                            Toronto, Ontario, Canada (Mr.
                                            Prieur is also an officer and/or
                                            Director of various subsidiaries
                                            and affiliates of Sun Life)

         William W. Stinson               Non-Executive Chairman, Sun Life
                                            Financial and Sun Life Assurance
                                            Company of Canada, Sun Life Centre,
                                            150 King Street West, Toronto,
                                            Ontario, Canada; Chairman,
                                            Westshore Terminals Income Fund,
                                            Vancouver, British Columbia;
                                            Director, Grant Forest Products
                                            Inc., Ontario, Canada and Trustee,
                                            Fording Canadian Coal Trust,
                                            Calgary, Alberta

         James C. Baillie                 Counsel, Torys, Ontario, Canada;
                                            Chair, Independent Electricity
                                            Market Operator, Ontario, Canada;
                                            Chair, Corel Corporation, Ontario,
                                            Canada; Director, Sun Life
                                            Financial, Ontario Canada;
                                            Director, FPI Ltd., Newfoundland,
                                            Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                     NAME                                   ADDRESS
                     ----                                   -------

         Massachusetts Financial Services               500 Boylston Street
           Company (investment adviser)                 Boston, MA  02116

         MFS Fund Distributors, Inc.                    500 Boylston Street
           (principal underwriter)                      Boston, MA 02116

         State Street Bank and                          State Street South
           Trust Company (custodian)                    5 - West
                                                        North Quincy, MA  02171

         J.P. Morgan Chase                              270 Park Avenue
                                                        New York, NY 10017

         MFS Service Center, Inc.                       500 Boylston Street
           (transfer agent)                             Boston, MA  02116


         Ropes & Gray                                   One International Place
           (counsel)                                    Boston, MA 02110-2624


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of July, 2006.

                                            MFS(R) MUNICIPAL SERIES TRUST

                                            By:    MARIA F. DWYER*
                                                   ----------------------------
                                            Name:  Maria F. Dwyer
                                            Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 24, 2006.

          SIGNATURE                           TITLE
          ---------                           -----

MARIA F. DWYER*                       President (Principal Executive Officer)
------------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                    Principal Financial and Accounting Officer
------------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*                     Trustee
------------------------------
Robert E. Butler


LAWRENCE H. COHN*                     Trustee
------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                     Trustee
------------------------------
David H. Gunning


WILLIAM R. GUTOW*                     Trustee
------------------------------
William R. Gutow


MICHAEL HEGARTY                       Trustee
------------------------------
Michael Hegarty


J. ATWOOD IVES*                       Trustee
------------------------------
J. Atwood Ives


ROBERT J. MANNING*                    Trustee
------------------------------
Robert J. Manning


LAWRENCE T. PERERA*                   Trustee
------------------------------
Lawrence T. Perera


ROBERT C. POZEN*                      Trustee
------------------------------
Robert C. Pozen


J. DALE SHERRATT*                     Trustee
------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN                     Trustee
------------------------------
Laurie J. Thomsen


ROBERT W. UEK*                        Trustee
------------------------------
Robert W. Uek


                                            *By:  SUSAN S. NEWTON
                                                  -----------------------------
                                            Name: Susan S. Newton
                                                  as Attorney-in-fact

                                            Executed by Susan S. Newton on
                                            behalf of those indicated pursuant
                                            to (i) a Power of Attorney, dated
                                            September 1, 2005; incorporated by
                                            reference to MFS Series Trust X
                                            (File Nos. 33-1657 and 811-4492)
                                            Post-Effective Amendment No. 57
                                            filed with the SEC via EDGAR on
                                            September 28, 2005 (Atkinson); (ii)
                                            a Power of Attorney, dated November
                                            1, 2005, incorporated by reference
                                            to MFS Series Trust X (File Nos.
                                            33-1657 and 811-4492)
                                            Post-Effective Amendment No. 58
                                            filed with the SEC via EDGAR on
                                            November 28, 2005 (Dwyer); and
                                            (iii) a Power of Attorney, dated
                                            April 25, 2006; incorporated by
                                            reference to MFS Series Trust IX
                                            (File Nos. 2-50409 and 811-2464)
                                            Post-Effective Amendment No. 62
                                            filed with the SEC via EDGAR on
                                            April 27, 2006 (Trustees).

                               INDEX TO EXHIBITS

EXHIBIT NO.               DESCRIPTION OF EXHIBIT                   PAGE NO.
-----------               ----------------------                   --------

      9                   Opinion and Consent of Counsel,
                            dated July 24, 2006.

     10                   Consent of Deloitte & Touche, LLP.